As filed with the Securities and Exchange Commission on January 6, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.
ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	-5.19%	2.41%	9.10%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	-4.86%	2.72%	9.43%
Russell 2000® Index	4.90%	7.37%	12.27%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:  1.30% (Investor Class); 0.96% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® total market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell  Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Cornerstone Growth Fund returned -5.19%, underperforming both the Russell 2000® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 4.90% and 14.33%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted from both sector selection and stock selection.  The Fund’s overweight position in Energy, underweight position in Information Technology, and lack of holdings in Real Estate were the primary detractors from performance on a relative basis.  On a stock selection basis, holdings in Information Technology and Health Care detracted most from relative performance.  Overall, the greatest contributors to performance were Rent-A-Center, Inc., Crocs, Inc., and FTI Consulting, Inc., while the greatest detractors were ProPetro Holding Corporation, Legacy Reserves, Inc., and Endo International, PLC.

The Fund continues to hold the companies mentioned above except for Crocs, Inc. and Legacy Reserves, Inc.

Portfolio Strategy:

The Fund utilizes a formula-based approach in building a portfolio of attractively valued, growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 50 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-, six-, and twelve-month periods.

Investment Commentary:

We continue to believe that the outlook for small-cap and mid-cap stocks is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months due to continued economic growth.

Sectors where the Fund currently maintains significant overweight positions include Consumer Discretionary, Consumer Staples, and Information Technology. Many consumer and retail-oriented companies have been benefiting from strong employment growth and continued increases in consumer spending and, therefore, have seen their earnings and stock prices rise over the last year. Representative consumer holdings include Dollar General Corporation, Carvana Company, and Costco Wholesale Corporation.  Within Information Technology, the Fund’s exposure includes positions in companies such as CDW Corporation, Booz Allen Hamilton Holding Corporation, and Tech Data Corporation.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

HENNESSY FUNDS	1-800-966-4354
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The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
World Fuel Services Corp.	2.82%
FTI Consulting, Inc.	2.73%
Dollar General Corp.	2.67%
Carvana Co.	2.58%
Aerojet Rocketdyne Holdings, Inc.	2.52%
CDW Corp.	2.51%
Rent-A-Center, Inc.	2.42%
Costco Wholesale Corp.	2.40%
Booz Allen Hamilton Holding Corp., Class A	2.38%
Boot Barn Holdings, Inc.	2.35%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.38%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.38%
Live Nation Entertainment, Inc. (a)	42,500	$2,996,250	2.14%
The E.W. Scripps Co.	128,900	1,731,772	1.24%
		4,728,022	3.38%

Consumer Discretionary – 21.71%
America’s Car-Mart, Inc. (a)	31,000	2,820,690	2.02%
Boot Barn Holdings, Inc. (a)	93,600	3,280,680	2.35%
Carvana Co. (a)	44,400	3,599,952	2.58%
Core-Mark Holding Co., Inc.	73,800	2,252,376	1.61%
Dollar General Corp.	23,300	3,735,922	2.67%
Funko, Inc. (a)	125,900	2,266,200	1.62%
Genuine Parts Co.	24,400	2,502,952	1.79%
Haverty Furniture, Inc.	116,906	2,120,675	1.52%
K12, Inc. (a)	78,400	1,551,536	1.11%
Rent-A-Center, Inc.	130,500	3,376,035	2.42%
Sleep Number Corp. (a)	58,800	2,829,456	2.02%
		30,336,474	21.71%

Consumer Staples – 8.17%
Costco Wholesale Corp.	11,300	3,357,343	2.40%
Performance Food Group Co. (a)	70,400	2,999,744	2.15%
Post Holdings, Inc. (a)	25,700	2,644,530	1.89%
TreeHouse Foods, Inc. (a)	44,700	2,414,694	1.73%
		11,416,311	8.17%

Energy – 5.73%
CVR Energy, Inc.	65,426	3,102,501	2.22%
ProPetro Holding Corp. (a)	125,800	974,950	0.70%
World Fuel Services Corp.	94,200	3,934,734	2.81%
		8,012,185	5.73%

Financials – 10.47%
Argo Group International Holdings Ltd. (b)	39,700	2,456,239	1.76%
Brookfield Asset Management, Inc., Class A (b)	58,000	3,204,500	2.29%
Cannae Holdings, Inc. (a)	111,600	3,258,720	2.33%
LPL Financial Holdings, Inc.	38,100	3,080,004	2.21%
The Progressive Corp.	37,700	2,627,690	1.88%
		14,627,153	10.47%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 7.65%
Ensign Group, Inc.	54,400	$2,298,400	1.65%
R1 RCM, Inc. (a)	273,800	2,910,494	2.08%
Syneos Health, Inc. (a)	53,100	2,662,965	1.91%
Tenet Healthcare Corp. (a)	91,600	2,321,144	1.66%
The Pennant Group, Inc. (a)	27,500	494,725	0.35%
		10,687,728	7.65%

Industrials – 12.53%
Aerojet Rocketdyne Holdings, Inc. (a)	81,300	3,514,599	2.52%
Deere & Co.	16,800	2,925,552	2.09%
FTI Consulting, Inc. (a)	35,000	3,810,450	2.73%
Great Lakes Dredge & Dock Corp. (a)	299,100	3,215,325	2.30%
Insperity, Inc.	21,200	2,239,356	1.60%
Luxfer Holdings PLC (b)	107,241	1,808,083	1.29%
		17,513,365	12.53%

Information Technology – 18.74%
Avid Technology, Inc. (a)	323,700	2,186,593	1.57%
Booz Allen Hamilton Holding Corp., Class A	47,300	3,328,501	2.38%
Canadian Solar, Inc. (a)(b)	143,800	2,454,666	1.76%
Cardtronics PLC (a)	77,600	2,658,576	1.90%
CDW Corp.	27,400	3,504,734	2.51%
Fabrinet (a)(b)	50,400	2,833,992	2.03%
Insight Enterprises, Inc. (a)	49,400	3,032,172	2.17%
OSI Systems, Inc. (a)	30,700	3,046,668	2.18%
Tech Data Corp. (a)	25,800	3,134,700	2.24%
		26,180,602	18.74%

Materials – 5.27%
Sonoco Products Co.	44,500	2,567,650	1.84%
Stepan Co.	31,200	3,048,864	2.18%
Warrior Met Coal, Inc.	89,400	1,741,512	1.25%
		7,358,026	5.27%

Utilities – 3.73%
AES Corp.	152,400	2,598,420	1.86%
NRG Energy, Inc.	65,000	2,607,800	1.87%
		5,206,220	3.73%
Total Common Stocks
(Cost $130,243,433)		136,066,086	97.38%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

SHORT-TERM INVESTMENTS – 2.76%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.76%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	3,855,340	$3,855,340	2.76%

Total Short-Term Investments
(Cost $3,855,340)		3,855,340	2.76%

Total Investments
(Cost $134,098,773) – 100.14%		139,921,426	100.14%
Liabilities in Excess of Other Assets – (0.14)%		(197,300)	(0.14)%

TOTAL NET ASSETS – 100.00%		$139,724,126	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$4,728,022	$—	$—	$4,728,022
Consumer Discretionary	30,336,474	—	—	30,336,474
Consumer Staples	11,416,311	—	—	11,416,311
Energy	8,012,185	—	—	8,012,185
Financials	14,627,153	—	—	14,627,153
Health Care	10,687,728	—	—	10,687,728
Industrials	17,513,365	—	—	17,513,365
Information Technology	26,180,602	—	—	26,180,602
Materials	7,358,026	—	—	7,358,026
Utilities	5,206,220	—	—	5,206,220
Total Common Stocks	$136,066,086	$—	$—	$136,066,086
Short-Term Investments
Money Market Funds	$3,855,340	$—	$—	$3,855,340
Total Short-Term Investments	$3,855,340	$—	$—	$3,855,340
Total Investments	$139,921,426	$—	$—	$139,921,426

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $134,098,773)	$139,921,426
Dividends and interest receivable	65,831
Receivable for fund shares sold	3,072
Prepaid expenses and other assets	24,342
Total assets	140,014,671

LIABILITIES:
Payable for fund shares redeemed	421
Payable to advisor	87,530
Payable to administrator	25,963
Payable to auditor	22,547
Accrued distribution fees	104,257
Accrued service fees	10,594
Accrued trustees fees	6,598
Accrued expenses and other payables	32,635
Total liabilities	290,545
NET ASSETS	$139,724,126

NET ASSETS CONSISTS OF:
Capital stock	$146,708,810
Accumulated deficit	(6,984,684)
Total net assets	$139,724,126

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$125,104,596
Shares issued and outstanding	6,533,734
Net asset value, offering price, and redemption price per share	$19.15

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$14,619,530
Shares issued and outstanding	737,426
Net asset value, offering price, and redemption price per share	$19.83

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$1,844,900
Interest income	95,595
Total investment income	1,940,495

EXPENSES:
Investment advisory fees (See Note 5)	1,123,816
Sub-transfer agent expenses – Investor Class (See Note 5)	209,760
Sub-transfer agent expenses – Institutional Class (See Note 5)	12,160
Distribution fees – Investor Class (See Note 5)	202,943
Administration, accounting, custody, and transfer agent fees (See Note 5)	162,008
Service fees – Investor Class (See Note 5)	135,296
Federal and state registration fees	34,424
Compliance expense (See Note 5)	25,810
Audit fees	22,548
Reports to shareholders	19,025
Trustees’ fees and expenses	18,689
Legal fees	1,262
Other expenses	18,002
Total expenses	1,985,743
NET INVESTMENT LOSS	$(45,248)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(12,686,776)
Net change in unrealized appreciation/depreciation on investments	3,138,849
Net loss on investments	(9,547,927)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,593,175)

(1)	Net of foreign taxes withheld of $2,866.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
12

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment loss	$(45,248)	$(1,091,362)
Net realized gain (loss) on investments	(12,686,776)	15,676,800
Net change in unrealized
appreciation/depreciation on investments	3,138,849	(30,685,707)
Net decrease in net assets resulting from operations	(9,593,175)	(16,100,269)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(12,717,829)	—
Distributable earnings – Institutional Class	(1,655,292)	—
Total distributions	(14,373,121)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,338,416	2,945,262
Proceeds from shares subscribed – Institutional Class	643,045	1,645,129
Dividends reinvested – Investor Class	12,312,126	—
Dividends reinvested – Institutional Class	1,582,859	—
Cost of shares redeemed – Investor Class	(27,329,933)	(26,887,338)
Cost of shares redeemed – Institutional Class	(5,351,383)	(10,968,680)
Net decrease in net assets derived
from capital share transactions	(15,804,870)	(33,265,627)
TOTAL DECREASE IN NET ASSETS	(39,771,166)	(49,365,896)

NET ASSETS:
Beginning of year	179,495,292	228,861,188
End of year	$139,724,126	$179,495,292

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	125,244	122,514
Shares sold – Institutional Class	32,446	65,421
Shares issued to holders as reinvestment
of dividends – Investor Class	661,942	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	82,441	—
Shares redeemed – Investor Class	(1,423,630)	(1,116,060)
Shares redeemed – Institutional Class	(274,093)	(442,363)
Net decrease in shares outstanding	(795,650)	(1,370,488)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019		2018	2017	2016	2015

$22.17		$24.16	$18.98	$20.00	$18.68

(0.01	)(1)	(0.17)	(0.09)	(0.02)	0.06
(1.19)		(1.82)	5.27	(0.98)	1.26
(1.20)		(1.99)	5.18	(1.00)	1.32

—		—	—	(0.02)	—
(1.82)		—	—	—	—
(1.82)		—	—	(0.02)	—
$19.15		$22.17	$24.16	$18.98	$20.00

(5.19)%		(8.24)%	27.29%	(5.00)%	7.07%

$125.10		$158.98	$197.22	$184.61	$248.74
1.34%		1.30%	1.30%	1.32%	1.15%
(0.07)%		(0.56)%	(0.33)%	(0.18)%	0.30%
95%		133%	98%	97%	102%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$22.88	$24.85	$19.46	$20.47	$19.08

0.05 (1)	0.11	0.01	0.17	0.03
(1.22)	(2.08)	5.38	(1.13)	1.36
(1.17)	(1.97)	5.39	(0.96)	1.39

—	—	—	(0.05)	—
(1.88)	—	—	—	—
(1.88)	—	—	(0.05)	—
$19.83	$22.88	$24.85	$19.46	$20.47

(4.86)%	(7.93)%	27.70%	(4.69)%	7.29%

$14.62	$20.52	$31.65	$25.74	$38.96
1.01%	0.96%	0.97%	0.98%	0.99%
0.27%	(0.23)%	(0.00)%	0.14%	0.51%
95%	133%	98%	97%	102%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Accumulated
Deficit	Capital Stock
$1,095,448	$(1,095,448)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $140,046,634 and $165,244,871, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These

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NOTES TO THE FINANCIAL STATEMENTS

shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$134,392,059
Gross tax unrealized appreciation	$15,584,822
Gross tax unrealized depreciation	(10,055,455)
Net tax unrealized appreciation/(depreciation)	$5,529,367
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(12,514,051)
Total accumulated gain/(loss)	$(6,984,684)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had capital loss carryforwards as follows:

$12,514,051            Unlimited Short-Term

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$—	$—
Long-term capital gain	14,373,121	—
	$14,373,121	$—

(1) Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,003.10	$6.87
Hypothetical (5% return before expenses)	$1,000.00	$1,018.34	$6.92

Institutional Class
Actual	$1,000.00	$1,005.10	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.97	$5.29

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 1.04% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	24.16%	9.98%	14.29%
Hennessy Focus Fund –
Institutional Class (HFCIX)	24.59%	10.38%	14.69%
Russell 3000® Index	13.49%	10.31%	13.62%
Russell Midcap® Growth Index	18.93%	10.92%	14.76%

Expense ratios:  1.48% (Investor Class); 1.10% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 98% of the investable U.S. equities market. The Russell Midcap® Growth Index comprises approximately 65% of the total market value of the Russell Midcap® Index and includes companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Focus Fund returned 24.16%, outperforming both the Russell 3000® Index (the Fund’s primary index) and the Russell Midcap® Growth Index, which returned 13.49% and 18.93%, respectively, for the same period.

Leading contributors to the Fund’s performance were American Tower Corp., CarMax, Inc., and O’Reilly Automotive, Inc. Each of these companies produced attractive financial results over the 12-month period, which helped drive appreciation in their stock prices. Leading detractors from the Fund’s performance were Charles Schwab Corp., Camping World Holdings, Inc., and Metro Bank PLC. The Fund continues to hold shares of American Tower Corp., CarMax, Inc., O’Reilly Automotive, Inc., and Charles Schwab Corp.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of 12-month results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five- and ten-year periods, since shorter periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

Portfolio Strategy and Investment Commentary:

We target “compounders” – businesses trading at reasonable valuations that have the competitive position, management, and growth to potentially create outsized value for an extended period of time – for inclusion in the Fund. We believe that our criteria-driven, fundamental research, applied with a long-term investment horizon, allows us to identify these opportunities. We continue to have a positive outlook for the Fund because we believe its holdings are predominately a collection of “compounders,” which we believe should grow their earnings at attractive rates for a long time to come.

To further your understanding of what the Fund owns, and why, we will use this letter to describe our investment in SS&C Technologies Holdings, Inc., the most recent addition to the Fund’s equity holdings.

SS&C is a leading provider of financial record keeping software and related services to various financial entities, including hedge funds, private equity funds, mutual funds, banks, and insurance companies. SS&C’s solutions are mission-critical and become embedded in customer workflows. SS&C’s customers tend to have few competitive substitutes, so switching costs are high. Further, many of SS&C’s solutions are interoperable, increasing their utility and further entrenching them with customers. For these reasons, SS&C enjoys 95%+ revenue retention rates and good pricing power. SS&C also enjoys scale advantages in technology development, sales, and customer service. Together, these advantages have allowed the company to compound per share value in excess of 25% for decades.

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Despite market-leading positions in many of its businesses, we believe SS&C still has significant runway. We believe the total addressable market for financial record keeping in the United States is nearly $100 billion, and the international market is equally large. Between organic growth and M&A, we believe SS&C can grow sales at a mid-teens rate or faster over the next five years, as potential customers appreciate SS&C’s commitment to top-shelf technology and superior customer service.

Bill Stone, the founder of SS&C, remains CEO and the owner of 13% of outstanding shares. To date, Bill has been a remarkably successful allocator of capital. Since the company’s founding in 1986, Bill has overseen more than 50 acquisitions, with average IRRs (internal rates of return) well over 20%.

With a strong core business, a large addressable market, and a highly capable management, we believe SS&C can grow cash earnings per share in excess of 15% per annum for a long time. Given that the stock trades at a low-teens multiple of forward cash-earnings – a substantial discount to both its historical valuation and that of the market – we believe that SS&C’s stock can compound upwards of 20% as the multiple reverts to historical levels and earnings growth continues.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Earnings growth is not representative of the Fund’s future performance.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic, and currency risk and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSYFUNDS.COM
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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
O’Reilly Automotive, Inc.	10.61%
CarMax, Inc.	10.50%
Brookfield Asset Management, Inc., Class A	10.14%
American Tower Corp., Class A	10.14%
Markel Corp.	8.43%
Aon PLC	7.83%
American Woodmark Corp.	7.46%
The Charles Schwab Corp.	6.24%
Encore Capital Group, Inc.	5.69%
NVR, Inc.	5.50%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 88.22%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 26.61%
CarMax, Inc. (a)	2,027,442	$188,896,771	10.50%
NVR, Inc. (a)	27,204	98,929,794	5.50%
O’Reilly Automotive, Inc. (a)	438,578	191,005,105	10.61%
		478,831,670	26.61%

Financials – 39.66%
Aon PLC (b)	729,185	140,849,375	7.83%
Brookfield Asset Management, Inc., Class A (b)	3,303,294	182,506,994	10.14%
Encore Capital Group, Inc. (a)(d)	3,082,416	102,305,387	5.69%
Markel Corp. (a)	129,520	151,667,920	8.43%
Marlin Business Services Corp. (d)	1,010,273	23,983,881	1.33%
The Charles Schwab Corp.	2,760,440	112,377,512	6.24%
		713,691,069	39.66%

Industrials – 19.92%
American Woodmark Corp. (a)(d)	1,353,485	134,211,573	7.46%
Ametek, Inc.	381,322	34,948,161	1.94%
Ashtead Group PLC (b)	2,815,658	85,637,961	4.76%
Hexcel Corp.	1,187,108	88,581,999	4.92%
Mistras Group, Inc. (a)	971,558	15,059,149	0.84%
		358,438,843	19.92%

Information Technology – 2.03%
SS&C Technologies Holdings, Inc.	703,572	36,592,780	2.03%

Total Common Stocks
(Cost $704,514,098)		1,587,554,362	88.22%

REITS – 10.14%

Financials – 10.14%
American Tower Corp., Class A	836,589	182,443,329	10.14%

Total REITS
(Cost $3,372,188)		182,443,329	10.14%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.61%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.61%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	28,976,413	$28,976,413	1.61%

Total Short-Term Investments
(Cost $28,976,413)		28,976,413	1.61%

Total Investments
(Cost $736,862,699) – 99.97%		1,798,974,104	99.97%
Other Assets in Excess of Liabilities – 0.03%		472,565	0.03%

TOTAL NET ASSETS – 100.00%		$1,799,446,669	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.
(d)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended, for the year ended October 31, 2019. Details of transactions with affiliated companies for the year ended October 31, 2019, are as follows:

	Common Stocks
	American	Camping	Encore	Marlin
	Woodmark	World	Capital	Business
	Corp.	Holdings, Inc.	Group, Inc.	Services Corp.	Total
Beginning Cost –
November 1, 2018	$75,323,233	$52,261,467	$104,853,067	$15,865,289	$248,303,056
Purchase Cost	$—	$—	$—	$—	$—
Sales Cost	$(11,769,798)	$(52,261,467)	$—	$—	$(64,031,265)
Ending Cost –
October 31, 2019	$63,553,435	$—	$104,853,067	$15,865,289	$184,271,791
Dividend Income	$—	$1,514,539	$—	$565,753	$2,080,292
Net Change
in Unrealized
Appreciation/
Depreciation	$56,820,161	$9,875,139	$23,981,196	$(2,869,175)	$87,807,321
Realized Gain/Loss	$(1,001,059)	$(30,826,719)	$—	$—	$(31,827,778)
Shares	1,353,485	—	3,082,416	1,010,273	5,446,174
Market Value –
October 31, 2019	$134,211,573	$—	$102,305,387	$23,983,881	$260,500,841

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$478,831,670	$—	$—	$478,831,670
Financials	713,691,069	—	—	713,691,069
Industrials	358,438,843	—	—	358,438,843
Information Technology	36,592,780	—	—	36,592,780
Total Common Stocks	$1,587,554,362	$—	$—	$1,587,554,362
REITS
Financials	$182,443,329	$—	$—	$182,443,329
Total REITS	$182,443,329	$—	$—	$182,443,329
Short-Term Investments
Money Market Funds	$28,976,413	$—	$—	$28,976,413
Total Short-Term Investments	$28,976,413	$—	$—	$28,976,413
Total Investments	$1,798,974,104	$—	$—	$1,798,974,104

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in unaffiliated securities, at value (cost $552,590,908)	$1,538,473,263
Investments in affiliated securities, at value (cost $184,271,791)	260,500,841
Total investments in securities, at value (cost $736,862,699)	1,798,974,104
Dividends and interest receivable	576,241
Receivable for fund shares sold	748,950
Receivable for securities sold	2,183,646
Prepaid expenses and other assets	88,692
Total assets	1,802,571,633

LIABILITIES:
Payable for fund shares redeemed	774,061
Payable to advisor	1,346,070
Payable to administrator	296,628
Payable to auditor	22,548
Accrued distribution fees	248,757
Accrued service fees	100,897
Accrued trustees fees	6,598
Accrued expenses and other payables	329,405
Total liabilities	3,124,964
NET ASSETS	$1,799,446,669

NET ASSETS CONSISTS OF:
Capital stock	$561,449,983
Total distributable earnings	1,237,996,686
Total net assets	$1,799,446,669

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,213,201,152
Shares issued and outstanding	14,254,317
Net asset value, offering price, and redemption price per share	$85.11

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$586,245,517
Shares issued and outstanding	6,675,005
Net asset value, offering price, and redemption price per share	$87.83

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$11,910,363
Dividend income from affiliated securities	2,080,292
Interest income	697,670
Total investment income	14,688,325

EXPENSES:
Investment advisory fees (See Note 5)	16,454,476
Sub-transfer agent expenses – Investor Class (See Note 5)	2,397,858
Sub-transfer agent expenses – Institutional Class (See Note 5)	614,986
Distribution fees – Investor Class (See Note 5)	1,816,414
Administration, accounting, custody, and transfer agent fees (See Note 5)	1,798,293
Service fees – Investor Class (See Note 5)	1,210,942
Reports to shareholders	99,567
Federal and state registration fees	71,680
Trustees’ fees and expenses	26,403
Compliance expense (See Note 5)	25,810
Audit fees	22,557
Legal fees	13,010
Interest expense (See Note 7)	11,689
Other expenses	176,480
Total expenses	24,740,165
NET INVESTMENT LOSS	$(10,051,840)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments:
Unaffiliated investments	$279,267,610
Affiliated investments	(31,827,778)
Net change in unrealized appreciation/depreciation on investments:
Unaffiliated investments	64,450,473
Affiliated investments	87,807,321
Net gain on investments	399,697,626
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$389,645,786

(1)	Net of foreign taxes withheld of $365,013.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment loss	$(10,051,840)	$(14,828,187)
Net realized gain on investments	247,439,832	373,659,739
Net change in unrealized
appreciation/depreciation on investments	152,257,794	(373,847,242)
Net increase (decrease) in net
assets resulting from operations	389,645,786	(15,015,690)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(222,108,992)	(103,968)
Distributable earnings – Institutional Class	(129,337,592)	(67,148)
Total distributions	(351,446,584)	(171,116)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	68,175,822	110,725,649
Proceeds from shares subscribed – Institutional Class	106,498,153	198,457,882
Dividends reinvested – Investor Class	218,459,005	102,585
Dividends reinvested – Institutional Class	112,851,020	57,674
Cost of shares redeemed – Investor Class	(449,379,880)	(432,891,744)
Cost of shares redeemed – Institutional Class	(446,765,359)	(442,177,824)
Net decrease in net assets derived
from capital share transactions	(390,161,239)	(565,725,778)
TOTAL DECREASE IN NET ASSETS	(351,962,037)	(580,912,584)

NET ASSETS:
Beginning of year	2,151,408,706	2,732,321,290
End of year	$1,799,446,669	$2,151,408,706

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	874,775	1,252,599
Shares sold – Institutional Class	1,347,453	2,178,048
Shares issued to holders as reinvestment
of dividends – Investor Class	3,226,392	1,169
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,620,026	641
Shares redeemed – Investor Class	(5,945,263)	(4,879,914)
Shares redeemed – Institutional Class	(5,770,900)	(4,839,525)
Net decrease in shares outstanding	(4,647,517)	(6,286,982)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019		2018	2017	2016	2015

$83.20		$84.92	$70.63	$71.94	$69.46

(0.52	)(1)	(0.86)	(0.51)	(0.45)	(0.33)
16.90		(0.85)	14.80	(0.72)	8.07
16.38		(1.71)	14.29	(1.17)	7.74

—		—	—	—	(0.02)
(14.47)		(0.01)	—	(0.14)	(5.24)
(14.47)		(0.01)	—	(0.14)	(5.26)
$85.11		$83.20	$84.92	$70.63	$71.94

24.16%		(2.02)%	20.23%	(1.63)%	11.83%

$1,213.20		$1,339.45	$1,675.00	$1,626.71	$1,615.36
1.47%		1.47%	1.48%	1.47%	1.46%
(0.67)%		(0.72)%	(0.51)%	(0.65)%	(0.55)%
2%		13%	5%	2%	4%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019		2018	2017	2016	2015

$85.66		$87.10	$72.17	$73.24	$70.50

(0.25	)(1)	(0.28)	(0.11)	(0.14)	(0.08)
17.41		(1.15)	15.04	(0.79)	8.19
17.16		(1.43)	14.93	(0.93)	8.11

—		—	—	—	(0.05)
(14.99)		(0.01)	—	(0.14)	(5.32)
(14.99)		(0.01)	—	(0.14)	(5.37)
$87.83		$85.66	$87.10	$72.17	$73.24

24.59%		(1.65)%	20.69%	(1.27)%	12.23%

$586.25		$811.96	$1,057.32	$765.82	$520.06
1.12%		1.09%	1.10%	1.10%	1.11%
(0.32)%		(0.34)%	(0.13)%	(0.28)%	(0.19)%
2%		13%	5%	2%	4%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes –No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(48,197,208)	$48,197,208

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value ( “NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities

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NOTES TO THE FINANCIAL STATEMENTS

exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be

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given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $38,846,724 and $731,441,558, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The

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NOTES TO THE FINANCIAL STATEMENTS

fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $214,266 and 5.38%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $22,462,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$736,862,699
Gross tax unrealized appreciation	$1,085,596,555
Gross tax unrealized depreciation	(23,485,150)
Net tax unrealized appreciation/(depreciation)	$1,062,111,405
Undistributed ordinary income	$—
Undistributed long-term capital gains	184,664,689
Total distributable earnings	$184,664,689
Other accumulated gain/(loss)	$(8,779,408)
Total accumulated gain/(loss)	$1,237,996,686

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2019, the Fund deferred, on a tax basis, a late-year ordinary loss of $8,779,408. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$—	$—
Long-term capital gain	351,446,584	171,116
	$351,446,584	$171,116

(1) Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

Long-term
Investor Class	$8.56199
Institutional Class	$8.83830

HENNESSY FUNDS	1-800-966-4354
25

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Focus Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

HENNESSYFUNDS.COM
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSY FUNDS	1-800-966-4354
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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,088.50	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.42

Institutional Class
Actual	$1,000.00	$1,090.40	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.77

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.46% for Investor Class shares or 1.13% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
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For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	-1.22%	2.38%	10.33%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)	-0.84%	2.74%	10.72%
Russell Midcap® Index	13.72%	8.67%	13.70%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:  1.31% (Investor Class); 0.95% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index comprises approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of market capitalization and current index membership. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned -1.22%, underperforming both the Russell Midcap® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 13.72% and 14.33%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted primarily from stock selection in the Industrials and Information Technology sectors. The largest detractors from performance within each of these sectors during the period were Conduent, Inc. and Spirit Airlines, Inc. Offsetting these losses were gains in Financials, Consumer Discretionary, and Consumer Staples names. The largest contributors to performance during the period within each of these sectors were Assurant, Inc., Crocs, Inc., and Casey’s General Stores, Inc. Sector selection, including underweight positions in both Real Estate and Information Technology, also detracted from relative returns.

The Fund recently completed its annual rebalance and no longer holds any of the companies mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach in building a concentrated portfolio of attractively valued, mid-cap growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 30 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-, six-, and twelve-month periods.

Investment Commentary:

We continue to believe that the outlook for mid-cap stocks is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months due to continued economic growth.

Sectors where the Fund currently maintains significant overweight positions include Consumer Discretionary, Financials, and Materials. Representative holdings within the Consumer Discretionary sector includes Scientific Games Corporation, Lithia Motors, Inc., and RH (aka Restoration Hardware). Financials exposure includes companies such as LPL Financial Holdings, Inc., First American Financial Corporation, and Brighthouse Financial, Inc. Within Materials, the Fund owns Crown Holdings, Inc. and Packaging Corporation of America. We believe these companies will continue to benefit from strong economic growth and healthy capital spending levels in the United States.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Scientific Games Corp.	3.93%
Lithia Motors, Inc., Class A	3.89%
Crown Holdings, Inc.	3.67%
AECOM Technology Corp.	3.46%
Synaptics, Inc.	3.42%
Restoration Hardware Holdings, Inc.	3.41%
LPL Financial Holdings, Inc.	3.40%
SYNNEX Corp.	3.38%
Itron, Inc.	3.37%
Packaging Corp. of America	3.36%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.41%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.14%
News Corp.	857,100	$11,750,841	3.14%

Consumer Discretionary – 33.61%
KB Home	352,500	12,580,725	3.36%
Lithia Motors, Inc., Class A	92,600	14,582,648	3.89%
Meritage Homes Corp. (a)	168,200	12,125,538	3.23%
Restoration Hardware Holdings, Inc. (a)	70,400	12,791,680	3.41%
Scientific Games Corp. (a)	613,600	14,720,264	3.93%
Skechers U.S.A, Inc. (a)	329,500	12,313,415	3.28%
Taylor Morrison Home Corp. (a)	463,900	11,620,695	3.10%
Toll Brothers, Inc.	294,900	11,728,173	3.13%
Whirlpool Corp.	77,300	11,758,876	3.14%
Williams-Sonoma, Inc.	176,500	11,788,435	3.14%
		126,010,449	33.61%

Financials – 19.20%
American Financial Group, Inc.	113,000	11,756,520	3.13%
Brighthouse Financial, Inc. (a)	314,000	11,856,640	3.16%
First American Financial Corp.	202,500	12,510,450	3.34%
Hanover Insurance Group, Inc.	89,000	11,722,190	3.13%
LPL Financial Holdings, Inc.	157,500	12,732,300	3.40%
Old Republic International Corp.	510,600	11,406,804	3.04%
		71,984,904	19.20%

Health Care – 3.11%
Syneos Health, Inc. (a)	232,800	11,674,920	3.11%

Industrials – 13.03%
AECOM Technology Corp. (a)	324,600	12,987,246	3.46%
Landstar System, Inc.	107,300	12,140,995	3.24%
MasTec, Inc. (a)	187,100	11,776,074	3.14%
Owens Corning	195,100	11,955,728	3.19%
		48,860,043	13.03%

Information Technology – 19.29%
Itron, Inc. (a)	165,600	12,628,656	3.37%
Jabil, Inc.	338,900	12,478,298	3.33%
NCR Corp. (a)	398,000	11,625,580	3.10%
SunPower Corp. (a)	1,150,100	10,074,876	2.69%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Synaptics, Inc. (a)	304,700	$12,830,917	3.42%
SYNNEX Corp.	107,700	12,680,598	3.38%
		72,318,925	19.29%

Materials – 7.03%
Crown Holdings, Inc. (a)	188,700	13,744,908	3.67%
Packaging Corp. of America	115,200	12,609,792	3.36%
		26,354,700	7.03%
Total Common Stocks
(Cost $359,528,717)		368,954,782	98.41%

SHORT-TERM INVESTMENTS – 1.75%

Money Market Funds – 1.75%
First American Government Obligations Fund,
Institutional Class, 1.74% (b)	6,551,748	6,551,748	1.75%

Total Short-Term Investments
(Cost $6,551,748)		6,551,748	1.75%

Total Investments
(Cost $366,080,465) – 100.16%		375,506,530	100.16%
Liabilities in Excess of Other Assets – (0.16)%		(612,906)	(0.16)%

TOTAL NET ASSETS – 100.00%		$374,893,624	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$11,750,841	$—	$—	$11,750,841
Consumer Discretionary	126,010,449	—	—	126,010,449
Financials	71,984,904	—	—	71,984,904
Health Care	11,674,920	—	—	11,674,920
Industrials	48,860,043	—	—	48,860,043
Information Technology	72,318,925	—	—	72,318,925
Materials	26,354,700	—	—	26,354,700
Total Common Stocks	$368,954,782	$—	$—	$368,954,782
Short-Term Investments
Money Market Funds	$6,551,748	$—	$—	$6,551,748
Total Short-Term Investments	$6,551,748	$—	$—	$6,551,748
Total Investments	$375,506,530	$—	$—	$375,506,530

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $366,080,465)	$375,506,530
Dividends and interest receivable	118,065
Receivable for fund shares sold	14,548
Prepaid expenses and other assets	40,124
Total assets	375,679,267

LIABILITIES:
Payable for fund shares redeemed	292,889
Payable to advisor	238,109
Payable to administrator	60,790
Payable to auditor	22,554
Accrued distribution fees	41,729
Accrued service fees	17,688
Accrued trustees fees	6,597
Accrued expenses and other payables	105,287
Total liabilities	785,643
NET ASSETS	$374,893,624

NET ASSETS CONSISTS OF:
Capital stock	$453,822,115
Accumulated deficit	(78,928,491)
Total net assets	$374,893,624

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$206,106,800
Shares issued and outstanding	17,157,469
Net asset value, offering price, and redemption price per share	$12.01

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$168,786,824
Shares issued and outstanding	13,550,530
Net asset value, offering price, and redemption price per share	$12.46

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income	$5,447,218
Interest income	250,714
Total investment income	5,697,932

EXPENSES:
Investment advisory fees (See Note 5)	3,497,387
Sub-transfer agent expenses – Investor Class (See Note 5)	545,868
Sub-transfer agent expenses – Institutional Class (See Note 5)	247,272
Administration, accounting, custody, and transfer agent fees (See Note 5)	465,659
Distribution fees – Investor Class (See Note 5)	379,156
Service fees – Investor Class (See Note 5)	252,770
Federal and state registration fees	56,104
Reports to shareholders	51,614
Compliance expense (See Note 5)	25,810
Audit fees	22,557
Trustees’ fees and expenses	20,345
Legal fees	3,628
Interest expense (See Note 7)	1,021
Other expenses	61,984
Total expenses	5,631,175
NET INVESTMENT INCOME	$66,757

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(81,390,911)
Net change in unrealized appreciation/depreciation on investments	70,748,582
Net loss on investments	(10,642,329)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,575,572)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income (loss)	$66,757	$(2,737,904)
Net realized gain (loss) on investments	(81,390,911)	263,670,396
Net change in unrealized
appreciation/depreciation on investments	70,748,582	(355,690,732)
Net decrease in net assets resulting from operations	(10,575,572)	(94,758,240)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(84,472,220)	(59,254,277)
Distributable earnings – Institutional Class	(78,382,312)	(103,063,607)
Total distributions	(162,854,532)	(162,317,884)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed in
the Reorganization – Investor Class (See Note 9)	—	216,366,669
Proceeds from shares subscribed in
the Reorganization – Institutional Class (See Note 9)	—	105,537,409
Proceeds from shares subscribed – Investor Class	5,388,708	20,976,077
Proceeds from shares subscribed – Institutional Class	13,304,783	53,065,851
Dividends reinvested – Investor Class	83,056,407	58,251,271
Dividends reinvested – Institutional Class	76,949,798	99,300,713
Cost of shares redeemed – Investor Class	(130,835,008)	(196,042,061)
Cost of shares redeemed – Institutional Class	(167,228,188)	(404,237,132)
Net decrease in net assets derived
from capital share transactions	(119,363,500)	(46,781,203)
TOTAL DECREASE IN NET ASSETS	(292,793,604)	(303,857,327)

NET ASSETS:
Beginning of year	667,687,228	971,544,555
End of year	$374,893,624	$667,687,228

CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Investor Class	—	10,499,531
Shares issued in the Reorganization – Institutional Class	—	4,794,539
Shares sold – Investor Class	436,901	1,074,535
Shares sold – Institutional Class	981,434	2,546,896
Shares issued to holders as reinvestment
of dividends – Investor Class	7,160,035	3,038,668
Shares issued to holders as reinvestment
of dividends – Institutional Class	6,417,832	5,045,768
Shares redeemed – Investor Class	(10,498,154)	(10,187,380)
Shares redeemed – Institutional Class	(12,799,172)	(20,331,396)
Net decrease in shares outstanding	(8,301,124)	(3,518,839)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019		2018	2017	2016	2015

$16.87		$22.46	$18.37	$20.12	$19.00

(0.02	)(1)	(0.06)	(0.15)	(0.07)	0.10
(0.34)		(1.87)	4.36	(1.51)	2.16
(0.36)		(1.93)	4.21	(1.58)	2.26

—		—	—	(0.03)	—
(4.50)		(3.66)	(0.12)	(0.14)	(1.14)
(4.50)		(3.66)	(0.12)	(0.17)	(1.14)
$12.01		$16.87	$22.46	$18.37	$20.12

(1.22)%		(10.54)%	23.02%	(7.89)%	12.35%

$206.11		$338.39	$351.16	$485.15	$765.90
1.36%		1.31%	1.34%	1.35%	1.17%
(0.15)%		(0.47)%	(0.33)%	(0.24)%	0.27%
70%		181%	106%	108%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and 0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018		2017	2016	2015

$17.38	$23.07		$18.80	$20.55	$19.36

0.03 (1)	(0.00	)(2)	0.02	0.00 (2)	(0.03)
(0.36)	(1.92)		4.38	(1.54)	2.38
(0.33)	(1.92)		4.40	(1.54)	2.35

—	—		—	(0.06)	—
(4.59)	(3.77)		(0.13)	(0.15)	(1.16)
(4.59)	(3.77)		(0.13)	(0.21)	(1.16)
$12.46	$17.38		$23.07	$18.80	$20.55

(0.84)%	(10.22)%		23.47%	(7.53)%	12.62%

$168.79	$329.30		$620.38	$754.97	$306.04
1.00%	0.95%		0.97%	0.97%	0.96%
0.20%	(0.12)%		0.04%	0.07%	0.41%
70%	181%		106%	108%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$168,093	$(168,093)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $325,990,806 and $591,398,007, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has agreed to limit total annual operating expenses to 1.39% of the Fund’s net assets for Investor Class shares and 1.07% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through January 12, 2020, pursuant to the written direction of the Board.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. There are no recoverable amounts, and the Advisor did not recoup expenses during fiscal year 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing

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NOTES TO THE FINANCIAL STATEMENTS

reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $18,307 and 5.50%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $4,350,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$366,713,711
Gross tax unrealized appreciation	$15,338,127
Gross tax unrealized depreciation	(6,545,308)
Net tax unrealized appreciation/(depreciation)	$8,792,819
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(87,721,310)
Total accumulated gain/(loss)	$(78,928,491)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had capital loss carryforwards as follows:

Amount	Expiration
$44,528,232	Unlimited Long-Term
$40,746,684	Unlimited Short-Term

As of October 31, 2019, the Fund deferred, on a tax basis, a late-year ordinary loss of $2,446,394. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$5,427,863	$—
Long-term capital gain	157,426,669	162,317,884
	$162,854,532	$162,317,884

(1) Ordinary income includes short-term capital gain.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On November 16, 2017, and December 26, 2017, shareholders of each of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund, respectively, approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Rainier Investment Management Mutual Funds, a Delaware statutory trust, on behalf of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund, respectively. The Agreements and Plans of Reorganization provided for the transfer of all of the assets of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund by the Fund. The Rainier Mid Cap Equity Fund, the Rainier Small/Mid Cap Equity Fund, and the Fund have substantially similar investment objectives. The following tables

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NOTES TO THE FINANCIAL STATEMENTS

illustrate the specifics of the reorganization of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund into the Fund:

Net Assets of the Fund
Shares Issued
Rainier Mid	to Shareholders
Cap Equity Fund	of the Rainer Mid		Combined	Tax Status
Net Assets	Cap Equity Fund	Pre-Merger	Post-Merger	of Transfer
$69,217,067(1)	2,967,419	$968,703,016	$1,037,920,083	Non-taxable

(1)  Includes unrealized appreciation in the amount of $21,463,644.

Net Assets of the Fund
Shares Issued
Rainier Small/Mid	to Shareholders of
Cap Equity Fund	the Rainer Small/Mid		Combined	Tax Status
Net Assets	Cap Equity Fund	Pre-Merger	Post-Merger	of Transfer
$252,687,011(2)	12,326,651	$1,016,365,858	$1,269,052,869	Non-taxable

(2) Includes unrealized appreciation in the amount of $93,637,548.

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period of the Fund, the pro forma results of operations (unaudited) for fiscal year 2018 would have been as follows:

Net investment loss	$(3,175,732)
Net realized gain on investments	270,696,978
Net change in unrealized appreciation/depreciation on investments	(345,824,579)
Net decrease in net assets resulting from operations	$(78,303,333)

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund that have been included in the Fund’s Statement of Operations since December 1, 2017, and January 12, 2018, the dates the reorganizations were completed, respectively.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$ 959.30	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.38	$6.88

Institutional Class
Actual	$1,000.00	$ 961.40	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
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For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	7.84%	7.04%	11.85%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	8.12%	7.29%	12.12%
Russell 1000® Index	14.15%	10.55%	13.72%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:  1.24% (Investor Class); 0.96% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. The S&P 500® Index is a capitalization-weighted index designed to reflect the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 7.84%, underperforming both the Russell 1000® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 14.15% and 14.33%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted from both sector and stock selection. An overweight position in Consumer Staples and an underweight position in Real Estate detracted from returns during the period on a relative basis. Stock selection in the Information Technology and Industrials sectors, however, contributed positively to performance. Lam Research Corporation, Applied Materials, Inc., and KLA Corporation performed well during a strong year for the Information Technology sector. Industrials names such as PACCAR, Inc., Waste Management, Inc., and Deere & Company also performed well. Offsetting these gains were investments in Consumer Staples and Communication Services stocks. Conagra Brands, Inc., Altria Group, Inc. and Walgreens Boots Alliance, Inc. were among some of the poorly performing Consumer Staples companies, while Communication Services investments CBS Corporation (Class B) and Viacom, Inc. (Class B) also detracted from performance.

The Fund continues to hold the companies mentioned with the exception of Conagra and Walgreens.

Portfolio Strategy:

The Fund utilizes a formula-based approach in building a portfolio of attractively valued, highly profitable, larger-cap companies. In essence, the strategy seeks high-quality, high-return companies that may be overlooked by investors by selecting 50 larger-cap stocks that have relatively low price-to-cash-flow ratios and have generated high returns on capital over the past year.

Investment Commentary:

We continue to believe that the outlook for large-cap stocks is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months due to continued economic growth.

There are three primary sectors where the Fund currently maintains overweight positions: Industrials, Consumer Discretionary, and Materials. These sectors have performed well over the last year, and we feel that strong enterprise and consumer spending trends can persist given the strength in the economy. The Fund’s holdings in these sectors have maintained strong levels of profitability and have continued to generate high returns on total capital and steady earnings growth. The Fund’s Industrials exposure includes companies such as Masco Corporation and Northrop Grumman Corporation, while the Consumer Discretionary exposure is in stocks such as NVR, Inc. and Target Corporation.

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5

Materials holdings include Celanese Corporation and Nucor Corp, among others. We feel that these companies should do well given the strong economic environment.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Price-to-cash-flow ratio is a valuation measure calculated by dividing a company’s market price per share by its cash flow per share.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
KLA-Tencor Corp.	2.82%
Lam Research Corp.	2.81%
Target Corp.	2.78%
Apple, Inc.	2.73%
NVR, Inc.	2.67%
Applied Materials, Inc.	2.62%
DR Horton, Inc.	2.48%
Masco Corp.	2.32%
Northrop Grumman Corp.	2.31%
Best Buy Co., Inc.	2.24%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 98.67%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 8.85%
CBS Corp., Class B	50,100	$1,805,604	1.33%
Omnicom Group, Inc.	34,200	2,639,898	1.94%
The Walt Disney Co.	22,500	2,923,200	2.15%
Verizon Communications, Inc.	46,000	2,781,620	2.04%
Viacom, Inc.	87,500	1,886,500	1.39%
		12,036,822	8.85%

Consumer Discretionary – 17.56%
Best Buy Co., Inc.	42,500	3,052,775	2.24%
DR Horton, Inc.	64,300	3,367,391	2.48%
Kohl’s Corp.	39,200	2,009,392	1.48%
Las Vegas Sands Corp.	41,800	2,584,912	1.90%
Lear Corp.	16,200	1,907,874	1.40%
NVR, Inc. (a)	1,000	3,636,590	2.67%
Tapestry, Inc.	73,300	1,895,538	1.39%
Target Corp.	35,300	3,773,923	2.78%
The Gap, Inc.	101,900	1,656,894	1.22%
		23,885,289	17.56%

Consumer Staples – 5.95%
Altria Group, Inc.	50,800	2,275,332	1.67%
Kellogg Co.	43,800	2,782,614	2.05%
PepsiCo, Inc.	22,100	3,031,457	2.23%
		8,089,403	5.95%

Energy – 3.32%
ConocoPhillips	36,300	2,003,760	1.47%
HollyFrontier Corp.	45,700	2,510,758	1.85%
		4,514,518	3.32%

Financials – 4.36%
Ameriprise Financial, Inc.	19,300	2,912,177	2.14%
T. Rowe Price Group, Inc.	26,100	3,022,380	2.22%
		5,934,557	4.36%

Health Care – 5.78%
AmerisourceBergen Corp.	29,700	2,535,786	1.86%
Amgen, Inc.	13,700	2,921,525	2.15%
HCA Healthcare, Inc.	18,000	2,403,720	1.77%
		7,861,031	5.78%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 26.22%
Caterpillar, Inc.	18,300	$2,521,740	1.85%
Cummins, Inc.	16,500	2,845,920	2.09%
Deere & Co.	16,100	2,803,654	2.06%
Delta Air Lines, Inc.	50,000	2,754,000	2.02%
General Dynamics Corp.	14,700	2,598,960	1.91%
Masco Corp.	68,200	3,154,250	2.32%
Northrop Grumman Corp.	8,900	3,137,072	2.31%
PACCAR, Inc.	37,200	2,829,432	2.08%
Parker-Hannifin Corp.	14,600	2,678,954	1.97%
Southwest Airlines Co.	47,100	2,643,723	1.94%
Spirit AeroSystems Holdings, Inc., Class A	26,200	2,143,684	1.58%
United Parcel Service, Inc., Class B	23,100	2,660,427	1.96%
Waste Management, Inc.	25,800	2,895,018	2.13%
		35,666,834	26.22%

Information Technology – 21.27%
Apple, Inc.	14,930	3,713,987	2.73%
Applied Materials, Inc.	65,700	3,564,882	2.62%
DXC Technology Co.	38,600	1,068,062	0.78%
HP, Inc.	109,700	1,905,489	1.40%
Intel Corp.	49,850	2,818,021	2.07%
International Business Machines Corp.	18,600	2,487,378	1.83%
KLA-Tencor Corp.	22,700	3,837,208	2.82%
Lam Research Corp.	14,100	3,821,664	2.81%
Micron Technology, Inc. (a)	60,800	2,891,040	2.13%
Skyworks Solutions, Inc.	31,100	2,831,966	2.08%
		28,939,697	21.27%

Materials – 5.36%
Celanese Corp.	24,900	3,016,635	2.22%
Nucor Corp.	41,700	2,245,545	1.65%
Westlake Chemical Corp.	32,100	2,028,399	1.49%
		7,290,579	5.36%
Total Common Stocks
(Cost $120,096,800)		134,218,730	98.67%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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SHORT-TERM INVESTMENTS – 1.46%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.46%
First American Government Obligations Fund,
Institutional Class, 1.74% (b)	1,986,634	$1,986,634	1.46%

Total Short-Term Investments
(Cost $1,986,634)		1,986,634	1.46%

Total Investments
(Cost $122,083,434) – 100.13%		136,205,364	100.13%
Liabilities in Excess of Other Assets – (0.13)%		(170,416)	(0.13)%

TOTAL NET ASSETS – 100.00%		$136,034,948	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$12,036,822	$—	$—	$12,036,822
Consumer Discretionary	23,885,289	—	—	23,885,289
Consumer Staples	8,089,403	—	—	8,089,403
Energy	4,514,518	—	—	4,514,518
Financials	5,934,557	—	—	5,934,557
Health Care	7,861,031	—	—	7,861,031
Industrials	35,666,834	—	—	35,666,834
Information Technology	28,939,697	—	—	28,939,697
Materials	7,290,579	—	—	7,290,579
Total Common Stocks	$134,218,730	$—	$—	$134,218,730
Short-Term Investments
Money Market Funds	$1,986,634	$—	$—	$1,986,634
Total Short-Term Investments	$1,986,634	$—	$—	$1,986,634
Total Investments	$136,205,364	$—	$—	$136,205,364

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $122,083,434)	$136,205,364
Dividends and interest receivable	156,995
Receivable for fund shares sold	1,846
Prepaid expenses and other assets	22,844
Total assets	136,387,049

LIABILITIES:
Payable for fund shares redeemed	213
Payable to advisor	78,648
Payable to administrator	26,043
Payable to auditor	22,547
Accrued distribution fees	186,602
Accrued service fees	9,813
Accrued trustees fees	6,600
Accrued expenses and other payables	21,635
Total liabilities	352,101
NET ASSETS	$136,034,948

NET ASSETS CONSISTS OF:
Capital stock	$118,717,885
Total distributable earnings	17,317,063
Total net assets	$136,034,948

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$117,616,059
Shares issued and outstanding	11,162,115
Net asset value, offering price, and redemption price per share	$10.54

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,418,889
Shares issued and outstanding	1,729,409
Net asset value, offering price, and redemption price per share	$10.65

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income	$3,372,759
Interest income	85,268
Total investment income	3,458,027

EXPENSES:
Investment advisory fees (See Note 5)	1,004,634
Distribution fees – Investor Class (See Note 5)	176,268
Administration, accounting, custody, and transfer agent fees (See Note 5)	147,584
Sub-transfer agent expenses – Investor Class (See Note 5)	130,551
Sub-transfer agent expenses – Institutional Class (See Note 5)	8,797
Service fees – Investor Class (See Note 5)	117,512
Federal and state registration fees	35,323
Compliance expense (See Note 5)	25,810
Audit fees	22,548
Trustees’ fees and expenses	18,575
Reports to shareholders	15,146
Legal fees	1,148
Other expenses	15,473
Total expenses before reimbursement by advisor	1,719,369
Expense reimbursement by advisor – Investor Class (See Note 5)	(21,743)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(2,872)
Net expenses	1,694,754
NET INVESTMENT INCOME	$1,763,273

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,328,575
Net change in unrealized appreciation/depreciation on investments	5,977,384
Net gain on investments	8,305,959
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,069,232

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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STATEMENT OF OPERATIONS

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$1,763,273	$1,289,776
Net realized gain on investments	2,328,575	29,755,376
Net change in unrealized
appreciation/depreciation on investments	5,977,384	(20,362,172)
Net increase in net assets resulting from operations	10,069,232	10,682,980

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(24,244,915)	(5,633,818)
Distributable earnings – Institutional Class	(3,824,749)	(941,276)
Total distributions	(28,069,664)	(6,575,094)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in
the Reorganization – Investor Class (See Note 9)	—	42,940,857
Proceeds from shares issued in
the Reorganization – Institutional Class (See Note 9)	—	9,672,906
Proceeds from shares subscribed – Investor Class	1,986,421	2,864,547
Proceeds from shares subscribed – Institutional Class	4,246,408	995,312
Dividends reinvested – Investor Class	22,928,508	5,350,903
Dividends reinvested – Institutional Class	3,735,099	911,739
Cost of shares redeemed – Investor Class	(17,643,309)	(20,588,670)
Cost of shares redeemed – Institutional Class	(6,379,370)	(5,008,275)
Net increase in net assets derived
from capital share transactions	8,873,757	37,139,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,126,675)	41,247,205

NET ASSETS:
Beginning of year	145,161,623	103,914,418
End of year	$136,034,948	$145,161,623

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization –
Investor Class (See Note 9)	—	3,458,944
Shares issued in the Reorganization –
Institutional Class (See Note 9)	—	771,378
Shares sold – Investor Class	191,986	230,354
Shares sold – Institutional Class	412,298	78,488
Shares issued to holders as reinvestment
of dividends – Investor Class	2,404,367	442,489
Shares issued to holders as reinvestment
of dividends – Institutional Class	387,740	74,617
Shares redeemed – Investor Class	(1,718,603)	(1,653,034)
Shares redeemed – Institutional Class	(625,689)	(395,137)
Net increase in shares outstanding	1,052,099	3,008,099

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$12.24	$11.75	$10.27	$12.99	$15.16

0.13 (1)	0.06	0.11	0.09	0.17
0.56	0.94	1.49	0.08	0.04
0.69	1.00	1.60	0.17	0.21

(0.09)	(0.08)	(0.12)	(0.16)	(0.14)
(2.30)	(0.43)	—	(2.73)	(2.24)
(2.39)	(0.51)	(0.12)	(2.89)	(2.38)
$10.54	$12.24	$11.75	$10.27	$12.99

7.84%	8.53%	15.70%	2.63%	1.11%

$117.62	$125.91	$91.74	$87.73	$98.64

1.31%	1.24%	1.25%	1.25%	1.09%
1.29%	1.24%	1.25%	1.25%	1.09%

1.24%	0.81%	0.95%	1.22%	1.37%
1.26%	0.81%	0.95%	1.22%	1.37%
57%	70%	65%	53%	79%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$12.38	$11.87	$10.37	$13.10	$15.30

0.16 (1)	0.14	0.13	0.13	0.20
0.56	0.90	1.52	0.07	0.02
0.72	1.04	1.65	0.20	0.22

(0.12)	(0.10)	(0.15)	(0.17)	(0.16)
(2.33)	(0.43)	—	(2.76)	(2.26)
(2.45)	(0.53)	(0.15)	(2.93)	(2.42)
$10.65	$12.38	$11.87	$10.37	$13.10

8.12%	8.82%	16.00%	2.92%	1.19%

$18.42	$19.25	$12.17	$12.24	$13.82

1.00%	0.96%	1.00%	1.01%	0.99%
0.98%	0.96%	1.00%	1.01%	0.99%

1.56%	1.08%	1.20%	1.47%	1.47%
1.58%	1.08%	1.20%	1.47%	1.47%
57%	70%	65%	53%	79%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(868,514)	$868,514

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $75,124,625 and $86,056,951, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through November 30, 2019. During fiscal year 2019, the Advisor waived expenses of $24,615.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses.  As of October 31, 2019, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal year in which they expire were as follows:

Fiscal Year
2022
Investor Class	$21,743
Institutional Class	$ 2,872

The Advisor did not recoup expenses during fiscal year 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts,

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NOTES TO THE FINANCIAL STATEMENTS

shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$122,265,671
Gross tax unrealized appreciation	$23,118,894
Gross tax unrealized depreciation	(9,179,228)
Net tax unrealized appreciation/(depreciation)	$13,939,666
Undistributed ordinary income	$3,097,822
Undistributed long-term capital gains	279,575
Total distributable earnings	$3,377,397
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$17,317,063

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$1,289,774	$1,275,498
Long-term capital gain	26,779,890	5,299,596
	$28,069,664	$6,575,094

(1)  Ordinary income includes short-term capital gain.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On November 16, 2017, shareholders of the Rainier Large Cap Equity Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Rainier Investment Management Mutual Funds, a Delaware statutory trust, on behalf of the Rainier Large Cap Equity Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Rainier Large Cap Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Rainier Large Cap Equity Fund by the Fund. The Rainier Large Cap Equity Fund and the Fund have substantially similar investment objectives. The reorganization was effective as of the close of business on December 1, 2017. The following table illustrates the specifics of the reorganization of the Rainier Large Cap Equity Fund into the Fund:

Net Assets of the Fund
Shares Issued
Rainier Large	to Shareholders
Cap Equity Fund	of Rainier Large		Combined	Tax Status
Net Assets	Cap Equity Fund	Pre-Merger	Post-Merger	of Transfer
$52,613,763(1)	4,230,322	$109,172,141	$161,785,904	Non-taxable

(1)  Includes unrealized appreciation in the amount of $17,759,641.

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NOTES TO THE FINANCIAL STATEMENTS

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period of the Fund, the pro forma results of operations (unaudited) for fiscal year 2018, would have been as follows:

Net investment income	$1,324,395
Net realized gain on investments	30,907,365
Net change in unrealized appreciation on investments	(20,226,635)
Net increase in net assets resulting from operations	$12,005,125

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Rainier Large Cap Equity Fund that have been included in the Fund’s Statement of Operations since December 1, 2017.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

	Long-term	Short-term
Investor Class	$0.02252	$0.10746
Institutional Class	$0.02276	$0.10864

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Large Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Large Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

HENNESSYFUNDS.COM
28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSY FUNDS	1-800-966-4354
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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager
Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager
Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.

_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,024.30	$6.58
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

Institutional Class
Actual	$1,000.00	$1,025.00	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	5.22%	6.40%	10.42%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	5.37%	6.61%	10.68%
Russell 1000® Value Index	11.21%	7.61%	11.96%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:  1.22% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index comprises those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth value. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Cornerstone Value Fund returned 5.22%, underperforming both the Russell Midcap® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 11.21% and 14.33%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted primarily from sector selection, namely its overweight position in Energy, which performed poorly, and its lack of Utilities, which performed well within the benchmark. The Information Technology sector, specifically Qualcomm, Inc., International Business Machines Corporation, and Intel Corporation, posted positive performance. Financials sector investments in JPMorgan Chase & Co., Royal Bank of Canada, and Morgan Stanley also performed well during the period. This was offset by exposure to the Energy sector, with names such as Schlumberger Limited, Occidental Petroleum Corporation, and Exxon Mobil Corporation detracting from performance.

The Fund continues to hold the companies mentioned with the exception of Intel Corporation.

Portfolio Strategy:

The Fund utilizes a formula-based approach in building a portfolio of potentially undervalued, profitable, large-cap companies with high dividend yields. In essence, the strategy seeks 50 established companies that are generating sufficient cash flows to pay generous dividends but that may be overlooked by investors.

Investment Commentary:

We continue to believe that the outlook for large-cap stocks is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months due to continued economic growth.

The Fund currently maintains overweight positions in three sectors: Energy, Consumer Staples, and Consumer Discretionary. Many Consumer Staples and Consumer Discretionary companies have strong competitive positions by virtue of their consumer branding and, therefore, may generate excess cash flows and pay higher dividends. As a result, the Fund owns stocks from these sectors, including Target Corporation, The Procter & Gamble Company, and PepsiCo, Inc. Energy stocks overall have lagged the broader market, despite the recovery in the price of crude oil, and we believe they continue to look undervalued. Despite this general underperformance, the Fund’s holdings in the sector, including Chevron Corporation, Marathon Petroleum Corporation,

HENNESSY FUNDS	1-800-966-4354
5

and Phillips 66, have remained profitable and have continued to generate positive cash flows and pay dividends.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Qualcomm, Inc.	2.95%
Target Corp.	2.88%
AT&T, Inc.	2.45%
The Procter & Gamble Co.	2.38%
Johnson Controls International PLC	2.37%
Phillips 66	2.36%
JPMorgan Chase & Co.	2.31%
PepsiCo, Inc.	2.29%
Bristol-Myers Squibb Co.	2.19%
General Mills, Inc.	2.15%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.62%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.55%
AT&T, Inc.	165,660	$6,376,253	2.45%
Verizon Communications, Inc.	90,700	5,484,629	2.10%
		11,860,882	4.55%

Consumer Discretionary – 10.00%
Carnival Corp. (a)	87,300	3,744,297	1.44%
Ford Motor Co.	583,545	5,012,652	1.92%
General Motors Co.	126,500	4,700,740	1.81%
Las Vegas Sands Corp.	82,100	5,077,064	1.95%
Target Corp.	70,100	7,494,391	2.88%
		26,029,144	10.00%

Consumer Staples – 19.62%
Altria Group, Inc.	99,400	4,452,126	1.71%
Archer Daniels Midland Co.	116,600	4,901,864	1.88%
British American Tobacco PLC – ADR (a)	138,900	4,855,944	1.86%
General Mills, Inc.	110,100	5,599,686	2.15%
PepsiCo, Inc.	43,400	5,953,178	2.29%
Philip Morris International, Inc.	61,300	4,992,272	1.92%
The Coca-Cola Co.	99,400	5,410,342	2.08%
The Kraft Heinz Co.	102,600	3,317,058	1.27%
The Procter & Gamble Co.	49,700	6,188,147	2.38%
Unilever PLC – ADR (a)	90,000	5,409,900	2.08%
		51,080,517	19.62%

Energy – 19.14%
BP PLC – ADR (a)	116,400	4,412,724	1.69%
Canadian Natural Resources Ltd. (a)	183,400	4,625,348	1.78%
Chevron Corp.	41,575	4,828,520	1.85%
Exxon Mobil Corp.	65,510	4,426,511	1.70%
Marathon Petroleum Corp.	79,800	5,103,210	1.96%
Occidental Petroleum Corp.	75,060	3,039,930	1.17%
Phillips 66	52,500	6,133,050	2.36%
Royal Dutch Shell PLC – ADR (a)	75,800	4,418,382	1.70%
Schlumberger Ltd. (a)	112,100	3,664,549	1.41%
Suncor Energy, Inc. (a)	151,800	4,506,942	1.73%
Total S.A. – ADR (a)	88,800	4,673,544	1.79%
		49,832,710	19.14%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 14.06%
HSBC Holdings PLC – ADR (a)	117,310	$4,433,145	1.70%
JPMorgan Chase & Co.	48,100	6,008,652	2.31%
MetLife, Inc.	111,400	5,212,406	2.00%
Morgan Stanley	120,000	5,526,000	2.12%
Royal Bank of Canada (a)	64,900	5,234,834	2.01%
Toronto-Dominion Bank (a)	87,600	4,999,332	1.92%
Wells Fargo & Co.	100,700	5,199,141	2.00%
		36,613,510	14.06%

Health Care – 13.83%
AbbVie, Inc.	61,800	4,916,190	1.89%
Amgen, Inc.	26,200	5,587,150	2.14%
Bristol-Myers Squibb Co.	99,300	5,696,841	2.19%
CVS Health Corp.	73,700	4,892,943	1.88%
Gilead Sciences, Inc.	75,500	4,810,105	1.85%
GlaxoSmithKline PLC – ADR (a)	121,800	5,578,440	2.14%
Pfizer, Inc.	117,900	4,523,823	1.74%
		36,005,492	13.83%

Industrials – 7.81%
3M Co.	23,900	3,943,261	1.52%
Emerson Electric Co.	72,500	5,085,875	1.95%
Johnson Controls International PLC (a)	142,600	6,178,858	2.37%
United Parcel Service, Inc., Class B	44,600	5,136,582	1.97%
		20,344,576	7.81%

Information Technology – 6.92%
International Business Machines Corp.	36,300	4,854,399	1.87%
Qualcomm, Inc.	95,600	7,690,064	2.95%
Texas Instruments, Inc.	46,400	5,474,736	2.10%
		18,019,199	6.92%

Materials – 1.69%
Corteva, Inc.	30,866	814,245	0.31%
DOW, Inc.	30,866	1,558,424	0.60%
DuPont de Nemours, Inc.	30,866	2,034,378	0.78%
		4,407,047	1.69%
Total Common Stocks
(Cost $250,367,918)		254,193,077	97.62%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 2.36%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.36%
First American Government Obligations Fund,
Institutional Class, 1.74% (b)	6,149,689	$6,149,689	2.36%

Total Short-Term Investments
(Cost $6,149,689)		6,149,689	2.36%

Total Investments
(Cost $256,517,607) – 99.98%		260,342,766	99.98%
Other Assets in Excess of Liabilities – 0.02%		46,844	0.02%

TOTAL NET ASSETS – 100.00%		$260,389,610	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$11,860,882	$—	$—	$11,860,882
Consumer Discretionary	26,029,144	—	—	26,029,144
Consumer Staples	51,080,517	—	—	51,080,517
Energy	49,832,710	—	—	49,832,710
Financials	36,613,510	—	—	36,613,510
Health Care	36,005,492	—	—	36,005,492
Industrials	20,344,576	—	—	20,344,576
Information Technology	18,019,199	—	—	18,019,199
Materials	4,407,047	—	—	4,407,047
Total Common Stocks	$254,193,077	$—	$—	$254,193,077
Short-Term Investments
Money Market Funds	$6,149,689	$—	$—	$6,149,689
Total Short-Term Investments	$6,149,689	$—	$—	$6,149,689
Total Investments	$260,342,766	$—	$—	$260,342,766

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $256,517,607)	$260,342,766
Dividends and interest receivable	842,113
Receivable for fund shares sold	6,335
Prepaid expenses and other assets	29,427
Total assets	261,220,641

LIABILITIES:
Payable for fund shares redeemed	34,659
Payable to advisor	161,373
Payable to administrator	46,263
Payable to auditor	22,548
Accrued distribution fees	502,015
Accrued service fees	21,279
Accrued trustees fees	6,596
Accrued expenses and other payables	36,298
Total liabilities	831,031
NET ASSETS	$260,389,610

NET ASSETS CONSISTS OF:
Capital stock	$240,976,427
Total distributable earnings	19,413,183
Total net assets	$260,389,610

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$253,953,504
Shares issued and outstanding	14,572,123
Net asset value, offering price, and redemption price per share	$17.43

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,436,106
Shares issued and outstanding	368,923
Net asset value, offering price, and redemption price per share	$17.45

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$10,193,063
Interest income	166,515
Total investment income	10,359,578

EXPENSES:
Investment advisory fees (See Note 5)	1,925,892
Distribution fees – Investor Class (See Note 5)	381,080
Administration, accounting, custody, and transfer agent fees (See Note 5)	269,775
Service fees – Investor Class (See Note 5)	254,053
Sub-transfer agent expenses – Investor Class (See Note 5)	184,761
Sub-transfer agent expenses – Institutional Class (See Note 5)	10,760
Federal and state registration fees	36,437
Compliance expense (See Note 5)	25,812
Reports to shareholders	23,635
Audit fees	22,548
Trustees’ fees and expenses	19,138
Legal fees	2,208
Other expenses	26,033
Total expenses	3,182,132
NET INVESTMENT INCOME	$7,177,446

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$11,149,160
Net change in unrealized appreciation/depreciation on investments	(5,555,727)
Net gain on investments	5,593,433
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,770,879

(1)	Net of foreign taxes withheld and issuance fees of $220,893.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$7,177,446	$6,418,415
Net realized gain on investments	11,149,160	33,529,159
Net change in unrealized
appreciation/depreciation on investments	(5,555,727)	(29,037,130)
Net increase in net assets resulting from operations	12,770,879	10,910,444

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(36,817,937)	(38,837,104)
Distributable earnings – Institutional Class	(980,722)	(1,032,863)
Total distributions	(37,798,659)	(39,869,967)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,177,066	2,033,069
Proceeds from shares subscribed – Institutional Class	1,522,914	1,207,915
Dividends reinvested – Investor Class	34,854,971	36,758,791
Dividends reinvested – Institutional Class	893,462	906,473
Cost of shares redeemed – Investor Class	(25,540,967)	(24,897,883)
Cost of shares redeemed – Institutional Class	(2,463,013)	(1,542,637)
Net increase in net assets derived
from capital share transactions	11,444,433	14,465,728
TOTAL DECREASE IN NET ASSETS	(13,583,347)	(14,493,795)

NET ASSETS:
Beginning of year	273,972,957	288,466,752
End of year	$260,389,610	$273,972,957

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	128,721	101,307
Shares sold – Institutional Class	90,985	60,882
Shares issued to holders as reinvestment
of dividends – Investor Class	2,133,897	1,887,491
Shares issued to holders as reinvestment
of dividends – Institutional Class	54,603	46,455
Shares redeemed – Investor Class	(1,518,570)	(1,247,375)
Shares redeemed – Institutional Class	(150,029)	(77,746)
Net increase in shares outstanding	739,607	771,014

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$19.29	$21.48	$18.36	$17.69	$18.41

0.47 (1)	0.41	0.45	0.43	0.44
0.30	0.35	3.10	0.67	(0.75)
0.77	0.76	3.55	1.10	(0.31)

(0.41)	(0.42)	(0.43)	(0.43)	(0.41)
(2.22)	(2.53)	—	—	—
(2.63)	(2.95)	(0.43)	(0.43)	(0.41)
$17.43	$19.29	$21.48	$18.36	$17.69

5.22%	3.64%	19.63%	6.41%	(1.77)%

$253.95	$266.76	$281.07	$126.53	$129.86
1.23%	1.21%	1.22%	1.25%	1.10%
2.75%	2.21%	2.36%	2.33%	2.32%
27%	41%	72%	36%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$19.33	$21.52	$18.40	$17.67	$18.41

0.50 (1)	0.45	0.43	0.48	0.53
0.29	0.35	3.18	0.67	(0.83)
0.79	0.80	3.61	1.15	(0.30)

(0.45)	(0.46)	(0.49)	(0.42)	(0.44)
(2.22)	(2.53)	—	—	—
(2.67)	(2.99)	(0.49)	(0.42)	(0.44)
$17.45	$19.33	$21.52	$18.40	$17.67

5.37%	3.88%	19.95%	6.72%	(1.72)%

$6.44	$7.22	$7.40	$1.88	$1.75
1.08%	0.98%	0.97%	0.95%	1.00%
2.92%	2.43%	2.60%	2.63%	2.43%
27%	41%	72%	36%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(1,126,651)	$1,126,651

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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19

December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $69,261,572 and $83,837,895, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These

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NOTES TO THE FINANCIAL STATEMENTS

shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$256,839,158
Gross tax unrealized appreciation	$30,378,700
Gross tax unrealized depreciation	(26,875,325)
Net tax unrealized appreciation/(depreciation)	$3,503,375
Undistributed ordinary income	$5,925,833
Undistributed long-term capital gains	9,983,975
Total distributable earnings	$15,909,808
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$19,413,183

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$21,936,197	$8,809,992
Long-term capital gain	15,862,462	31,059,975
	$37,798,659	$39,869,967

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

Long-term
Investor Class	$0.67423
Institutional Class	$0.67507

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Value Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Value Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,005.20	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,018.97	$6.29

Institutional Class
Actual	$1,000.00	$1,005.20	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.92

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.24% for Investor Class shares or 1.16% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 49.21%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 33.20%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 70.55%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers of the Fund	25
Expense Example	28
Proxy Voting Policy and Proxy Voting Records	30
Availability of Quarterly Portfolio Schedule	30
Federal Tax Distribution Information	30
Important Notice Regarding Delivery of Shareholder Documents	30
Electronic Delivery	30
Privacy Policy	31

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	7.93%	6.90%	9.66%
75/25 Blended DJIA/Treasury Index	8.54%	9.26%	10.35%
Dow Jones Industrial Average	10.32%	11.93%	13.61%

Expense ratio:  1.96%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML 3-Month U.S. Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the NYSE or The NASDAQ Stock Market. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Hennessy Total Return Fund returned 7.93%, underperforming both the 75/25 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 8.54% and 10.32%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of sector selection with an underweight position in Consumer Discretionary and an overweight position in Energy. Stock selection in the Financials and Consumer Staples sector contributed to Fund performance with JPMorgan Chase & Co. and The Procter & Gamble Company performing well during the period. Pfizer, Inc. and Exxon Mobil Corporation detracted from performance during the period.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, the Fund may be expected to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow investors to gain exposure to the equity market while maintaining a percentage of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high-quality companies, each with a historically high dividend yield, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months due to continued economic growth.

Should the market experience a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) may allow us the ability to roll into higher-yielding Treasuries in the event yields continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 1.640%, 01/16/2020	24.60%
U.S. Treasury Bill, 1.960%, 11/14/2019	20.55%
U.S. Treasury Bill, 1.945%, 12/19/2019	20.51%
JPMorgan Chase & Co.	8.74%
Merck & Co., Inc.	7.17%
Verizon Communications, Inc.	6.96%
The Coca-Cola Co.	6.95%
International Business Machines Corp.	6.56%
The Procter & Gamble Co.	6.32%
Pfizer, Inc.	6.30%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 71.46%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.96%
Verizon Communications, Inc.	84,000	$5,079,480	6.96%

Consumer Staples – 14.29%
The Coca-Cola Co.	93,100	5,067,433	6.95%
The Procter & Gamble Co.	37,000	4,606,870	6.32%
Walgreens Boots Alliance, Inc.	13,600	745,008	1.02%
		10,419,311	14.29%

Energy – 12.03%
Chevron Corp.	39,100	4,541,074	6.22%
Exxon Mobil Corp.	62,700	4,236,639	5.81%
		8,777,713	12.03%

Financials – 8.74%
JPMorgan Chase & Co.	51,000	6,370,920	8.74%

Health Care – 14.52%
Johnson & Johnson	5,800	765,832	1.05%
Merck & Co., Inc.	60,300	5,225,598	7.17%
Pfizer, Inc.	119,800	4,596,726	6.30%
		10,588,156	14.52%

Industrials – 2.07%
3M Co.	4,400	725,956	0.99%
Caterpillar, Inc.	5,700	785,460	1.08%
		1,511,416	2.07%

Information Technology – 11.76%
Cisco Systems, Inc.	79,800	3,791,298	5.20%
International Business Machines Corp.	35,800	4,787,534	6.56%
		8,578,832	11.76%

Materials – 1.09%
Dow, Inc.	15,800	797,742	1.09%

Total Common Stocks
(Cost $43,166,343)		52,123,570	71.46%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 68.29%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.63%
First American Government Obligations Fund,
Institutional Class, 1.74% (a)	1,916,139	$1,916,139	2.63%

U.S. Treasury Bills (c) – 65.66%
1.960%, 11/14/2019 (b)	15,000,000	14,989,383	20.55%
1.945%, 12/19/2019 (b)	15,000,000	14,962,600	20.51%
1.640%, 01/16/2020 (b)	18,000,000	17,941,860	24.60%
		47,893,843	65.66%
Total Short-Term Investments
(Cost $49,806,752)		49,809,982	68.29%

Total Investments
(Cost $92,973,095) – 139.75%		101,933,552	139.75%
Liabilities in Excess of Other Assets – (39.75)%		(28,992,273)	(39.75)%

TOTAL NET ASSETS – 100.00%		$72,941,279	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2019.
(b)	The rate listed is the discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$5,079,480	$—	$—	$5,079,480
Consumer Staples	10,419,311	—	—	10,419,311
Energy	8,777,713	—	—	8,777,713
Financials	6,370,920	—	—	6,370,920
Health Care	10,588,156	—	—	10,588,156
Industrials	1,511,416	—	—	1,511,416
Information Technology	8,578,832	—	—	8,578,832
Materials	797,742	—	—	797,742
Total Common Stocks	$52,123,570	$—	$—	$52,123,570
Short-Term Investments
Money Market Funds	$1,916,139	$—	$—	$1,916,139
U.S. Treasury Bills	—	47,893,843	—	47,893,843
Total Short-Term Investments	$1,916,139	$47,893,843	$—	$49,809,982
Total Investments	$54,039,709	$47,893,843	$—	$101,933,552

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$10,794,000	Jefferies LLC	2.20%	10/17/19	01/16/20	$10,853,367
8,995,000	Jefferies LLC	2.30%	08/15/19	11/14/19	9,046,721
8,995,000	Jefferies LLC	2.30%	09/19/19	12/19/19	9,046,721
$28,784,000					$28,946,809

As of October 31, 2019, the fair value of securities held as collateral for reverse repurchase agreements was $31,855,800, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of October 31, 2019, was $28,784,000.  The face value plus interest due at maturity is equal to $28,946,809.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $92,973,095)	$101,933,552
Dividends and interest receivable	88,451
Receivable for fund shares sold	260
Prepaid expenses and other assets	15,802
Total assets	102,038,065

LIABILITIES:
Payable for fund shares redeemed	67,377
Payable to advisor	37,166
Payable to administrator	15,290
Payable to auditor	22,548
Accrued distribution fees	60,652
Accrued service fees	6,194
Reverse repurchase agreements	28,784,000
Accrued interest payable	77,622
Accrued trustees fees	6,602
Accrued expenses and other payables	19,335
Total liabilities	29,096,786
NET ASSETS	$72,941,279

NET ASSETS CONSISTS OF:
Capital stock	$64,188,841
Total distributable earnings	8,752,438
Total net assets	$72,941,279

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$72,941,279
Shares issued and outstanding	5,218,244
Net asset value, offering price, and redemption price per share	$13.98

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income	$1,847,403
Interest income	1,240,422
Total investment income	3,087,825

EXPENSES:
Interest expense (See Notes 7 and 9)	829,489
Investment advisory fees (See Note 5)	457,836
Distribution fees – Investor Class (See Note 5)	114,459
Administration, accounting, custody, and transfer agent fees (See Note 5)	89,190
Sub-transfer agent expenses – Investor Class (See Note 5)	83,814
Service fees – Investor Class (See Note 5)	76,306
Compliance expense (See Note 5)	25,810
Federal and state registration fees	24,451
Audit fees	22,548
Trustees’ fees and expenses	18,303
Reports to shareholders	12,274
Legal fees	657
Other expenses	6,289
Total expenses	1,761,426
NET INVESTMENT INCOME	$1,326,399

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(174,948)
Net change in unrealized appreciation/depreciation on investments	4,513,627
Net gain on investments	4,338,679
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,665,078

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$1,326,399	$1,221,970
Net realized gain (loss) on investments	(174,948)	2,578,436
Net change in unrealized
appreciation/depreciation on investments	4,513,627	(298,004)
Net increase in net assets resulting from operations	5,665,078	3,502,402

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,434,351)	(9,194,795)
Total distributions	(3,434,351)	(9,194,795)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	20,299,985	4,184,396
Dividends reinvested – Investor Class	3,277,777	8,730,660
Cost of shares redeemed – Investor Class	(24,470,559)	(13,372,214)
Net decrease in net assets derived
from capital share transactions	(892,797)	(457,158)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,337,930	(6,149,551)

NET ASSETS:
Beginning of year	71,603,349	77,752,900
End of year	$72,941,279	$71,603,349

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,488,984	306,057
Shares issued to holders as reinvestment
of dividends – Investor Class	242,975	654,267
Shares redeemed – Investor Class	(1,788,558)	(989,853)
Net decrease in shares outstanding	(56,599)	(29,529)

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
12

STATEMENTS OF CHANGES IN NET ASSETS/STATEMENT OF CASH FLOWS

Financial Statements

Statement of Cash Flows for the year ended October 31, 2019

Cash flows from operating activities:
Net increase in net assets from operations	$5,665,078
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(15,659,364)
Proceeds from sale of securities	16,190,279
Proceeds from securities litigation	14,659
Net sale of short term investments	4,469,672
Realized loss on investments in securities	174,948
Net accretion of discount on securities	(1,181,033)
Change in unrealized appreciation/depreciation
on investments in securities	(4,513,627)
(Increases) decreases in operating assets:
Decrease in dividends and interest receivable	13,812
Increase in prepaid expenses and other assets	(3,700)
Increases (decreases) in operating liabilities:
Increase in payable to advisor	868
Increase in payable to administrator	9,011
Decrease in payable for distribution fees	(10,202)
Increase in payable for service fees	144
Decrease in accrued interest payable	(8,490)
Increase in accrued audit fees	648
Increase in accrued trustee fees	640
Increase in other accrued expenses and payables	2,220
Net cash provided by operating securities	5,165,563

Cash flows from financing activities:
Decrease in reverse repurchase agreements	(899,500)
Proceeds on shares sold	20,330,842
Payment on shares redeemed	(24,440,331)
Distributions paid in cash, net of reinvestments	(156,574)
Net cash used in financing activities	(5,165,563)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$3,277,777

Cash paid for interest	$837,979

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses, including interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated based on average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$13.57	$14.66	$13.84	$14.19	$15.27

0.24 (1)	0.23	0.20	0.16	0.20
0.81	0.43	1.48	0.88	(0.02)
1.05	0.66	1.68	1.04	0.18

(0.24)	(0.23)	(0.20)	(0.16)	(0.20)
(0.40)	(1.52)	(0.66)	(1.23)	(1.06)
(0.64)	(1.75)	(0.86)	(1.39)	(1.26)
$13.98	$13.57	$14.66	$13.84	$14.19

7.93%	4.92%	12.56%	8.20%	1.22%

$72.94	$71.60	$77.75	$83.87	$69.42
2.31%	1.95%	1.57%	1.44%	1.28%
1.74%	1.67%	1.38%	1.22%	1.40%
30%	10%	36%	44%	27%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. As of October 31, 2019, no such classifications were required.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Derivatives – The Fund may invest in derivatives such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, provide a substitute for purchasing or selling particular securities, or increase potential income gain. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may allow the Fund to increase or decrease its level of risk more quickly and efficiently than transactions in other types of instruments. The main reason for utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During fiscal year 2019, the Fund did not hold any derivative instruments.

j).
Repurchase and Reverse Repurchase Agreements – The Fund may enter into repurchase agreements and reverse repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. Transactions involving repurchase agreements and reverse repurchase agreements are treated as collateralized financing transactions and are recorded at

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their contracted resell or repurchase amounts, which approximates fair value. Interest on repurchase agreements and reverse repurchase agreements is included in interest receivable and interest payable, respectively.

In connection with repurchase agreements, securities pledged as collateral are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the fair value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

As of October 31, 2019, securities with a fair value of $31,855,800, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

k).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of October 31, 2019, please refer to the table in Note 9.

l).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

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NOTES TO THE FINANCIAL STATEMENTS

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $15,659,364 and $16,190,279, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $50,104 and 5.50%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $3,093,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$93,073,817
Gross tax unrealized appreciation	$10,143,856
Gross tax unrealized depreciation	(1,284,121)
Net tax unrealized appreciation/(depreciation)	$8,859,735
Undistributed ordinary income	$96,178
Undistributed long-term capital gains	—
Total distributable earnings	$96,178
Other accumulated gain/(loss)	$(203,475)
Total accumulated gain/(loss)	$8,752,438

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had capital loss carryforwards as follows:

$203,475	Unlimited Short-Term

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$1,318,071	$1,939,475
Long-term capital gain	2,116,280	7,255,320
	$3,434,351	$9,194,795

(1)  Ordinary income includes short-term capital gain.

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NOTES TO THE FINANCIAL STATEMENTS

9).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during fiscal year 2019 totaled $826,695 and are recorded as a component of interest expense in the Statement of Operations.

During fiscal year 2019, the average daily balance and average interest rate in effect for reverse repurchase agreements were $31,295,207 and 2.60%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2019:

Maturity Date	Amount	Interest Rate
January 16, 2020	$10,794,000	2.20%
November 14, 2019	$8,995,000	2.30%
December 19, 2019	$8,995,000	2.30%

Outstanding reverse repurchase agreements as of October 31, 2019, comprised 39.46% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, shown on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$28,784,000	$—	$28,784,000	$28,784,000	$—	$—
$28,784,000	$—	$28,784,000	$28,784,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
27

Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
28

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,011.70	$12.02
Hypothetical (5% return before expenses)	$1,000.00	$1,013.26	$12.03

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.37%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
29

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
30

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
31

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers of the Fund	35
Expense Example	38
Proxy Voting Policy and Proxy Voting Records	40
Availability of Quarterly Portfolio Schedule	40
Federal Tax Distribution Information	40
Important Notice Regarding Delivery of Shareholder Documents	40
Electronic Delivery	40
Privacy Policy	41

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	8.39%	5.33%	8.61%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	8.76%	5.73%	8.94%
Blended Balanced Index	12.47%	7.64%	9.54%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:  1.49% (Investor Class); 1.09% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for the period from March 13, 2010, to October 26, 2012, is that of the FBR Balanced Fund, and performance for the periods on or prior to March 12, 2010, is that of the AFBA 5 Star Balanced Fund.

The Blended Balanced Index consists of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index, which measures the performance of U.S. dollar denominated Treasury securities and government-related and investment-grade corporate securities that have $250 million or more of outstanding face value, are fixed rate and non-convertible, and have remaining maturities of greater than or equal to one year and less than 10 years. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA (Lead Portfolio Manager), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, and Mark E. DeVaul, CFA, CPA The London Company of Virginia, LLC (sub-advisor)

Portfolio Managers for Fixed Income Allocation: Gary B. Cloud, CFA, and Peter G. Greig, CFA FCI Advisors (sub-advisor)

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Equity and Income Fund returned 8.39%, underperforming both the Blended Balanced Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 12.47% and 14.33%, respectively, for the same period.

Equities: It was a volatile 12-month period for stocks. The market was weak during the fourth quarter of 2018, though the Fund’s equity allocation performed well. However, the Federal Reserve shifted policy in early 2019 and reduced the federal funds rate three times in 2019, which led to a rally in U.S equities and to the Fund’s equity allocation lagging the broader market. This is consistent with our more defensive positioning and focus on downside protection.

Both stock selection and sector allocation were headwinds to the Fund’s relative performance. The weakest names over the 12-month period included Albemarle Corporation, FedEx Corporation, Altria Group Inc., Carnival Corporation, and Charles Schwab Corporation. The best performing stocks included Martin Marietta Materials, CarMax, Inc., Dollar Tree, Inc., Visa, Inc. Class A, and O’Reilly Automotive, Inc. Each holding mentioned is still held in the Fund.

Sector allocation had a slightly negative impact on the Fund’s relative performance. The Fund’s underweight position in both Information Technology and Real Estate had a negative impact on relative performance, partially offset by the positive impact of the Fund’s underweight position in both Health Care and Energy.

Fixed Income: The overweight position in investment grade corporate credit and core plus holdings were the largest positive contributors to performance within the fixed income allocation over the 12-month period. The extra income and aging from these higher-yielding investment grade securities exceeded the amount represented in the benchmark. The core plus securities added an additional 0.34% to the overall annual performance totals for the fixed income allocation and consisted mostly of preferred stocks and higher yielding credit sensitive securities. Portfolio duration and sector/quality variables were modestly accretive to performance, while convexity and non-parallel yield curve factors were slight detractors to overall return.

Portfolio Strategy:

The Fund seeks a balanced portfolio of approximately 60% equities and 40% fixed income, with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The Fund’s fixed income allocation focuses on high-quality domestic corporate, agency, and government bonds.

HENNESSY FUNDS	1-800-966-4354

Investment Commentary:

Equities: We maintain a mixed view of stocks and expect continued volatility in the months ahead. The key will be the direction of the U.S. economy. On the positive side, we believe the U.S. consumer remains in good shape reflecting a strong labor market, with U3 unemployment near 3.5% and average hourly earnings increasing roughly 3.0%. This is very important as consumer spending represents 70% of U.S. GDP. Low inflation, low interest rates, and a possibly more accommodative Federal Reserve are other positive factors. In terms of future growth, we believe the U.S. economy can continue to generate annualized real GDP growth in the 1-2% range.

While we believe the consumer side of the economy is solid, there are warning signs in other parts of the economy. The most recent ISM manufacturing survey has been below 50 for three consecutive months, pointing to contraction in the manufacturing segments of the economy. Demand has slowed, negatively impacted by both previously enacted and proposed tariffs as well as weaker exports driven by soft foreign demand. In our view, the risk is that the manufacturing slowdown and impact of tariffs could spill over to the services side of the economy. While we are not predicting a recession in the near term, we believe the odds of a recession have increased in recent months.

The Federal Reserve reacted to the slowing manufacturing data and risk from a slowing global economy by reducing the federal funds rate three times in 2019. The Federal Reserve noted strength in household spending, but global weakness and low inflation were cited as rationale for lowering the rate. Chairman Powell emphasized that rates wouldn’t move higher until there are clear signs of stronger inflation. He was also reluctant to hint toward additional cuts in the future. Many economists referred to the latest reduction in the federal funds rate as a hawkish cut. In terms of balance sheet actions, the Federal Reserve is no longer shrinking the size of its balance sheet. In fact, in recent weeks the Federal Reserve increased the supply of short-term Treasury bills. This should not be confused with quantitative easing. The Federal Reserve is just looking to maintain ample reserves so there are no liquidity issues in the short-term bond market. On the contrary, quantitative easing is a policy where the Federal Reserve would provide excess reserves in an attempt to reduce intermediate or long-term rates.

Valuation for the broader market, as measured by the Russell 3000® Index, at roughly 13x EV/EBITDA is a bit above its long-term average, so we anticipate that multiple expansion from here may be limited. While we believe the risks and rewards are somewhat balanced as they relate to stocks overall, we always remain cautious and focus on limiting downside in each holding. Fortunately, we are still finding high-conviction investment ideas to populate the Fund.

Finally, we believe the Fund is well positioned based on the strength of the companies owned and the overall valuation of the portfolio. In an environment of lower expected returns and greater volatility, we believe the Fund offers an attractive defensive option for equity investors.

Fixed Income: On the last day of July 2019, the Federal Open Market Committee delivered its first rate cut in nearly 4,000 days. This was followed by two additional 0.25% rate cuts in September and October, ushering in a likely pause in the rate reduction cycle. The Federal Reserve appears to be hoping to thread the needle by these policy adjustments and foster a continuation of the longest business cycle since World War II. The U.S. economy is at a crossroads where the strength of the consumer and high levels of employment are wrestling with global trade tensions, weakening business confidence, a

HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

manufacturing slowdown, and an impeachment process. We believe the Federal Reserve will be successful and envision a policy rate near current levels or a little lower over the next twelve months.

One major change over the prior year has been the dramatic drop in the U.S. yield curve. The shape of the curve has remained very flat, but nominal rates across the board have dropped about 1.40% since late October 2018. The bond market has led the Federal Reserve all year, with our central bank being way behind the move in market rates. At this point, the major variance between Fed-projected overnight rate levels and market-derived expectations are closely aligned. This has been a welcome development in the credit markets as borrowing rates seem to correspond well to default risks, while credit availability remains abundant.

As we look forward, the Federal Reserve will likely be able to achieve a soft landing as the funds rate seems about right at 1.50% to 1.75%. This should support our overweight to investment grade corporate securities, as the incremental yield on these bonds has offered a little over a 1.0% yield pick-up over Treasuries. Likewise, with over $15 trillion in negative yielding debt around the world, we continue to believe interest rates in the U.S. are not likely to increase significantly anytime soon, therefore, we are maintaining a full duration policy.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including exchange-traded funds). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Duration is a measure of the sensitivity of the price (the value of the principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Diversification does not assure a profit nor protect against loss in a declining market. EV/EBITDA (Enterprise Value to EBITDA), also known as the enterprise multiple, is the ratio of a company’s enterprise value to its earnings before non-cash items.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.05%
Apple, Inc.	3.93%
Alphabet, Inc., Class C	3.11%
Visa, Inc., Class A	2.42%
CarMax, Inc.	2.20%
Nestle S.A. – ADR	2.19%
Home Depot, Inc.	2.14%
Alleghany Corp.	2.12%
O’Reilly Automotive, Inc.	2.11%
Martin Marietta Materials, Inc.	2.08%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 56.59%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.54%
Alphabet, Inc., Class C (a)	4,295	$5,412,172	3.11%
Fox Corp.	79,170	2,536,607	1.46%
Verizon Communications, Inc.	27,930	1,688,927	0.97%
		9,637,706	5.54%

Consumer Discretionary – 10.47%
CarMax, Inc. (a)	41,016	3,821,461	2.20%
Carnival Corp. (b)	63,966	2,743,502	1.58%
Dollar Tree, Inc. (a)	24,689	2,725,666	1.57%
Home Depot, Inc.	15,853	3,718,797	2.14%
Lowe’s Companies, Inc.	13,578	1,515,440	0.87%
O’Reilly Automotive, Inc. (a)	8,450	3,680,059	2.11%
		18,204,925	10.47%

Consumer Staples – 4.06%
Altria Group, Inc.	72,569	3,250,366	1.87%
Nestle S.A. – ADR (b)	35,534	3,807,823	2.19%
		7,058,189	4.06%

Energy – 1.66%
Chevron Corp.	24,901	2,892,002	1.66%

Financials – 12.79%
Alleghany Corp. (a)	4,742	3,690,651	2.12%
Berkshire Hathaway, Inc., Class B (a)	33,086	7,033,422	4.05%
BlackRock, Inc.	7,615	3,515,846	2.02%
The Charles Schwab Corp.	55,932	2,276,992	1.31%
The Progressive Corp.	41,523	2,894,153	1.66%
Wells Fargo & Co.	54,786	2,828,601	1.63%
		22,239,665	12.79%

Health Care – 2.54%
Bristol-Myers Squibb Co.	31,906	1,830,447	1.05%
Pfizer, Inc.	67,430	2,587,289	1.49%
		4,417,736	2.54%

Industrials – 6.61%
FedEx Corp.	18,829	2,874,435	1.65%
General Dynamics Corp.	13,667	2,416,326	1.39%
Norfolk Southern Corp.	18,816	3,424,512	1.97%
Southwest Airlines Co.	49,372	2,771,250	1.60%
		11,486,523	6.61%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.05%
Apple, Inc.	27,506	$6,842,393	3.93%
Cisco Systems, Inc.	62,237	2,956,880	1.70%
Visa, Inc., Class A	23,520	4,206,787	2.42%
		14,006,060	8.05%

Materials – 4.87%
Albemarle Corp.	28,431	1,726,899	0.99%
Martin Marietta Materials, Inc.	13,790	3,611,739	2.08%
NewMarket Corp.	6,441	3,127,041	1.80%
		8,465,679	4.87%
Total Common Stocks
(Cost $74,424,866)		98,408,485	56.59%

PREFERRED STOCKS – 2.47%

Communication Services – 0.07%
AT&T, Inc., 5.625%, 08/01/2067	4,665	128,381	0.07%

Consumer Staples – 0.11%
CHS, Inc., Series 4, 7.500%, Perpetual	7,005	193,898	0.11%

Energy – 0.07%
Enbridge, Inc., Series B, 6.375% to 04/15/2023 then
3 Month LIBOR USD + 3.593%, 04/15/2078 (b)(f)	4,410	121,098	0.07%

Financials – 2.16%
Aegon N.V., 6.375%, Perpetual (b)	3,845	97,355	0.06%
American International Group, Inc., Series A, 5.850%, Perpetual	4,250	115,472	0.07%
Arch Capital Group Ltd., Series F, 5.450%, Perpetual (b)	4,955	128,582	0.07%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	2,680	69,224	0.04%
Bank of America Corp.
Series GG, 6.000%, Perpetual	3,455	94,149	0.05%
Series CC, 6.200%, Perpetual	2,290	59,700	0.03%
BB&T Corp.
5.625%, Perpetual	2,405	63,997	0.04%
Series F, 5.200%, Perpetual	4,740	121,107	0.07%
Capital One Financial Corp.
Series H, 6.000%, Perpetual	4,365	118,510	0.07%
Series I, 5.000%, Perpetual	5,055	127,032	0.07%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Citigroup, Inc.
Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (f)	2,150	$60,845	0.04%
Series S, 6.300%, Perpetual	3,605	94,595	0.05%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024
then 3 Month LIBOR USD + 3.642%, Perpetual (f)	3,000	84,150	0.05%
First Republic Bank, Series G, 5.500%, Perpetual	3,170	82,610	0.05%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	4,150	113,170	0.07%
Huntington Bancshares, Inc., Series D, 6.250%, Perpetual	5,930	155,425	0.09%
IBERIABANK Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (f)	1,600	42,544	0.02%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (f)	1,920	53,568	0.03%
ING Groep N.V., 6.125%, Perpetual (b)	1,935	50,484	0.03%
JPMorgan Chase & Co.
Series BB, 6.150%, Perpetual	3,710	95,384	0.06%
Series GG, 4.750%, Perpetual	2,395	60,043	0.03%
KeyCorp
Series F, 5.650%, Perpetual	2,065	55,074	0.03%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (f)	4,075	122,168	0.07%
Legg Mason, Inc.
5.450%, 09/15/2056	2,270	59,315	0.03%
6.375%, 03/15/2056	1,946	53,204	0.03%
MetLife, Inc., Series E, 5.625%, Perpetual	4,400	118,800	0.07%
Morgan Stanley, Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (f)	7,000	197,050	0.11%
Northern Trust Corp., Series E, 4.700%, Perpetual	1,425	35,710	0.03%
Prudential Financial, Inc., 5.625%, 08/15/2058	2,075	56,316	0.03%
Regions Financial Corp., Series B, 6.375% to 09/15/2024 then
3 Month LIBOR USD + 3.536%, Perpetual (f)	4,145	118,340	0.07%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (f)	4,150	114,540	0.07%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (f)	2,145	56,714	0.03%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (f)	2,100	55,692	0.03%
TCF Financial Corp., Series C, 5.700%, Perpetual	2,090	55,908	0.03%
The Allstate Corp.
Series G, 5.625%, Perpetual	4,745	128,400	0.07%
Series H, 5.100%, Perpetual	3,205	84,067	0.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
The Charles Schwab Corp., Series C, 6.000%, Perpetual	2,555	$68,832	0.04%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (f)	2,560	72,013	0.04%
Series N, 6.300%, Perpetual	2,620	68,985	0.04%
U.S. Bancorp, Series F, 6.500% to 01/15/2022 then
3 Month LIBOR USD + 4.468%, Perpetual (d)(f)	2,755	75,377	0.04%
Webster Financial Corp., Series F, 5.250%, Perpetual	1,160	30,160	0.02%
Wells Fargo & Co.
Series V, 6.000%, Perpetual	4,325	112,710	0.07%
Series X, 5.500%, Perpetual	4,475	116,305	0.07%
		3,743,626	2.16%

Utilities – 0.06%
The Southern Co., 6.250%, 10/15/2075	3,840	101,338	0.06%

Total Preferred Stocks
(Cost $4,083,068)		4,288,341	2.47%

REITS – 0.75%

Financials – 0.75%
Annaly Capital Management, Inc. Series F, 6.950% to 09/30/2022
then 3 Month LIBOR USD + 4.993%, Perpetual (f)	4,370	113,795	0.07%
Apollo Commercial Real Estate Finance, Inc.	7,030	128,649	0.07%
Chimera Investment Corp.	6,855	138,882	0.08%
Chimera Investment Corp.
Series A, 8.000%, Perpetual	4,620	121,737	0.07%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (f)	2,350	62,040	0.04%
Invesco Mortgage Capital, Inc. Series C, 7.500% to 09/27/2027 then
3 Month LIBOR USD + 5.289%, Perpetual (f)	4,340	115,791	0.07%
Kimco Realty Corp., Series M, 5.250%, Perpetual	2,730	70,816	0.04%
Monmouth Real Estate Investment Corp., Series C, 6.125%, Perpetual	4,180	104,500	0.06%
Public Storage, Series B, 5.400%, Perpetual	1,580	40,922	0.02%
Starwood Property Trust, Inc.	5,680	139,728	0.08%
Two Harbors Investment Corp., Series B, 7.625% to 07/27/2027 then
3 Month LIBOR USD + 5.352%, Perpetual (f)	6,880	180,325	0.10%
Vornado Realty Trust, Series M, 5.250%, Perpetual	3,590	93,556	0.05%
		1,310,741	0.75%
Total REITS
(Cost $1,196,755)		1,310,741	0.75%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS – 20.05%	Par		% of
	Amount	Value	Net Assets
Communication Services – 1.06%
Activision Blizzard, Inc., 3.400%, 06/15/2027	500,000	$523,988	0.30%
AT&T, Inc.
4.250%, 03/01/2027	980,000	1,077,201	0.62%
5.350%, 09/01/2040	200,000	237,328	0.14%
		1,838,517	1.06%

Consumer Discretionary – 0.72%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	1,000,000	1,051,036	0.60%
Starbucks Corp., 4.450%, 08/15/2049	175,000	202,631	0.12%
		1,253,667	0.72%

Consumer Staples – 0.23%
Wal-Mart Stores, Inc., 5.000%, 10/25/2040	300,000	395,976	0.23%

Energy – 2.71%
Boardwalk Pipelines LP, 4.450%, 07/15/2027	1,200,000	1,237,183	0.71%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,065,465	0.61%
Encana Corp., 3.900%, 11/15/2021 (b)	400,000	410,668	0.24%
Husky Energy, Inc., 4.000%, 04/15/2024 (b)	750,000	790,928	0.45%
National Oilwell Varco, Inc., 2.600%, 12/01/2022	1,200,000	1,210,990	0.70%
		4,715,234	2.71%

Financials – 10.32%
American International Group, Inc.
4.125%, 02/15/2024	1,000,000	1,076,349	0.62%
4.875%, 06/01/2022	350,000	375,407	0.21%
Capital One Financial Corp., 4.750%, 07/15/2021	1,500,000	1,567,241	0.90%
Capital One NA, Series BKNT, 2.250%, 09/13/2021	250,000	250,999	0.14%
Comerica Bank, Series BKNT, 2.500%, 07/23/2024	700,000	710,711	0.41%
Dell International LLC/EMC Corp., 5.450%, 06/15/2023 (e)	1,220,000	1,327,007	0.76%
Discover Financial Services, 5.200%, 04/27/2022	900,000	965,904	0.56%
General Motors Financial Co, Inc., 3.700%, 05/09/2023	1,075,000	1,103,070	0.63%
Huntington Bancshares, Inc., 4.000%, 05/15/2025	765,000	830,365	0.48%
JPMorgan Chase & Co., 2.700%, 05/18/2023	1,000,000	1,020,501	0.59%
KeyCorp, Series MTN, 5.100%, 03/24/2021	450,000	468,600	0.27%
Morgan Stanley, 5.500%, 07/28/2021	2,000,000	2,116,612	1.22%
Prudential Financial, Inc., Series MTN, 3.878%, 03/27/2028	400,000	442,582	0.25%
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	1,572,170	0.91%
5.625%, 04/01/2024	700,000	788,585	0.45%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Synchrony Financial, 3.750%, 08/15/2021	1,200,000	$1,229,441	0.71%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,322,457	0.76%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	785,427	0.45%
		17,953,428	10.32%

Health Care – 2.64%
Amgen, Inc.
3.450%, 10/01/2020	250,000	253,542	0.15%
3.625%, 05/22/2024	250,000	265,796	0.15%
Celgene Corp., 3.625%, 05/15/2024	1,600,000	1,693,587	0.98%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	1,450,000	1,640,003	0.94%
Express Scripts Holding Co., 3.500%, 06/15/2024	700,000	728,617	0.42%
		4,581,545	2.64%

Information Technology – 0.20%
Corning, Inc., 6.850%, 03/01/2029	275,000	345,400	0.20%

Materials – 1.64%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	1,054,845	0.61%
Goldcorp, Inc., 3.625%, 06/09/2021	750,000	762,908	0.44%
Newmont Goldcorp Corp., 3.500%, 03/15/2022	1,000,000	1,030,565	0.59%
		2,848,318	1.64%

Retail Trade – 0.53%
Macy’s Retail Holdings, Inc., 4.375%, 09/01/2023	900,000	929,222	0.53%

Total Corporate Bonds
(Cost $33,234,052)		34,861,307	20.05%

MORTGAGE BACKED SECURITIES – 5.46%
Fannie Mae Pool
3.000%, 10/01/2043	2,135,899	2,203,092	1.27%
3.500%, 01/01/2042	454,507	477,125	0.28%
4.000%, 10/01/2041	458,429	490,781	0.28%
4.000%, 12/01/2041	448,060	479,100	0.28%
4.500%, 08/01/2020	6,561	6,764	0.00%
6.000%, 10/01/2037	124,765	143,297	0.08%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	134,826	127,783	0.07%
Series 2012-22, 2.000%, 11/25/2040	111,864	112,308	0.07%
Series 2012-16, 2.000%, 11/25/2041	100,302	99,768	0.06%
Series 2010-134, 2.250%, 03/25/2039	76,033	76,267	0.04%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

MORTGAGE BACKED SECURITIES	Par		% of
	Amount	Value	Net Assets
Freddie Mac Gold Pool
3.000%, 05/01/2042	842,268	$869,608	0.50%
3.000%, 09/01/2042	1,551,499	1,601,857	0.92%
3.500%, 01/01/2048	1,514,913	1,576,918	0.91%
5.000%, 05/01/2020	3,080	3,176	0.00%
5.500%, 04/01/2037	61,096	68,725	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	77,965	78,731	0.04%
Series 4309, 2.000%, 10/15/2043	82,013	81,688	0.05%
Series 3928, 2.500%, 08/15/2040	192,234	193,600	0.11%
Series 3870, 2.750%, 01/15/2041	60,725	61,896	0.04%
Series 4016, 3.000%, 09/15/2039	278,602	280,219	0.16%
Series 4322, 3.000%, 05/15/2043	242,671	251,012	0.14%
Government National Mortgage Association, 1.750%, 02/16/2043	213,331	210,362	0.12%

Total Mortgage Backed Securities
(Cost $9,233,070)		9,494,077	5.46%

U.S. GOVERNMENT AGENCY ISSUES – 1.72%

U.S. Government Agency Issues – 1.72%
Fannie Mae, 1.500%, 08/10/2021	1,000,000	998,181	0.57%
Federal Home Loan Banks
2.000%, 10/27/2023 (g)	1,200,000	1,200,472	0.69%
2.750%, 07/11/2031	800,000	800,022	0.46%
		2,998,675	1.72%
Total U.S. Government Agency Issues
(Cost $2,976,020)		2,998,675	1.72%

U.S. TREASURY OBLIGATIONS – 8.69%

U.S. Treasury Bonds – 0.66%
U.S. Treasury Bonds, 3.625%, 02/15/2044	900,000	1,150,629	0.66%

U.S. Treasury Notes – 8.03%
U.S. Treasury Notes
1.375%, 02/15/2020	1,200,000	1,198,992	0.69%
1.625%, 11/15/2022	500,000	501,729	0.29%
1.750%, 07/31/2021	650,000	652,056	0.37%
1.750%, 05/15/2023	2,000,000	2,015,664	1.16%
1.875%, 07/31/2026	2,750,000	2,797,749	1.61%
2.250%, 02/15/2027	500,000	522,168	0.30%
2.625%, 11/15/2020	3,200,000	3,233,313	1.86%
2.750%, 02/15/2024	2,425,000	2,548,050	1.47%
3.000%, 10/31/2025	450,000	486,316	0.28%
		13,956,037	8.03%
Total U.S. Treasury Obligations
(Cost $14,775,361)		15,106,666	8.69%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Par		% of
MONEY MARKET FUNDS) – 1.76%	Amount	Value	Net Assets

Financials – 0.68%
Apollo Investment Corp.	8,050	$127,592	0.07%
Ares Capital Corp.	7,220	132,126	0.08%
Bain Capital Specialty Finance, Inc.	7,230	137,081	0.08%
BlackRock TCP Capital Corp.	9,265	128,228	0.07%
FS Investment Corp.	21,905	125,078	0.07%
Hercules Capital, Inc.	10,075	142,360	0.08%
New Mountain Finance Corp.	9,655	131,115	0.08%
TCG BDC, Inc.	8,635	123,394	0.07%
TPG Specialty Lending, Inc.	6,725	143,242	0.08%
		1,190,216	0.68%

Other Investment Companies – 1.08%
Guggenheim Credit Allocation Fund	34,000	681,700	0.39%
iShares Preferred & Income Securities ETF	7,195	270,028	0.16%
Oaktree Specialty Lending Corp.	24,580	127,079	0.07%
SPDR Barclays Short Term High Yield	4,000	107,160	0.06%
SPDR Bloomberg Barclays High Yield Bond ETF	333	36,027	0.02%
SPDR Wells Fargo Preferred Stock ETF	2,900	128,093	0.07%
Vanguard High-Yield Corporate Fund	89,820	529,939	0.31%
		1,880,026	1.08%
Total Investment Companies (Excluding
Money Market Funds)
(Cost $3,162,991)		3,070,242	1.76%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 2.23%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.23%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	3,881,140	$3,881,140	2.23%

Total Short-Term Investments
(Cost $3,881,140)		3,881,140	2.23%

Total Investments
(Cost $146,967,323) – 99.72%		173,419,674	99.72%
Other Assets in Excess of Liabilities – 0.28%		490,576	0.28%

TOTAL NET ASSETS – 100.00%		$173,910,250	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2019, are as follows:

Preferred Stocks
U.S. Bancorp
Beginning Cost – November 1, 2018	$79,260
Purchase Cost	$—
Sales Cost	$—
Ending Cost – October 31, 2019	$79,260
Dividend Income	$4,477
Net Change in Unrealized Appreciation/Depreciation	$964
Realized Gain/Loss	$—
Shares	2,755
Market Value – October 31, 2019	$75,377

(e)
Rule 144A security. Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A securities may be resold in transactions exempt from registration to qualified institutional investors. As of October 31, 2019, the market value of this security totaled $1,327,007, which represents 0.76% of net assets.

(f)	Variable rate security; rate disclosed is the rate as of October 31, 2019.
(g)	Step-up bond; rate disclosed is the rate as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$9,637,706	$—	$—	$9,637,706
Consumer Discretionary	18,204,925	—	—	18,204,925
Consumer Staples	7,058,189	—	—	7,058,189
Energy	2,892,002	—	—	2,892,002
Financials	22,239,665	—	—	22,239,665
Health Care	4,417,736	—	—	4,417,736
Industrials	11,486,523	—	—	11,486,523
Information Technology	14,006,060	—	—	14,006,060
Materials	8,465,679	—	—	8,465,679
Total Common Stocks	$98,408,485	$—	$—	$98,408,485
Preferred Stocks
Communication Services	$128,381	$—	$—	$128,381
Consumer Staples	193,898	—	—	193,898
Energy	121,098	—	—	121,098
Financials	3,743,626	—	—	3,743,626
Utilities	101,338	—	—	101,338
Total Preferred Stocks	$4,288,341	$—	$—	$4,288,341
REITS
Financials	$1,310,741	$—	$—	$1,310,741
Total REITS	$1,310,741	$—	$—	$1,310,741
Corporate Bonds
Communication Services	$—	$1,838,517	$—	$1,838,517
Consumer Discretionary	—	1,253,667	—	1,253,667
Consumer Staples	—	395,976	—	395,976
Energy	—	4,715,234	—	4,715,234
Financials	—	17,953,428	—	17,953,428
Health Care	—	4,581,545	—	4,581,545
Information Technology	—	345,400	—	345,400
Materials	—	2,848,318	—	2,848,318
Retail Trade	—	929,222	—	929,222
Total Corporate Bonds	$—	$34,861,307	$—	$34,861,307
Mortgage Backed Securities	$—	$9,494,077	$—	$9,494,077
U.S. Government Agency Issues	$—	$2,998,675	$—	$2,998,675
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$1,150,629	$—	$1,150,629
U.S. Treasury Notes	—	13,956,037	—	13,956,037
Total U.S. Treasury Obligations	$—	$15,106,666	$—	$15,106,666
Investment Companies (Excluding
Money Market Funds)
Financials	$1,190,216	$—	$—	$1,190,216
Other Investment Companies	1,880,026	—	—	1,880,026
Total Investment Companies (Excluding
Money Market Funds)	$3,070,242	$—	$—	$3,070,242
Short-Term Investments
Money Market Funds	$3,881,140	$—	$—	$3,881,140
Total Short-Term Investments	$3,881,140	$—	$—	$3,881,140
Total Investments	$110,958,949	$62,460,725	$—	$173,419,674

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in unaffiliated securities, at value (cost $146,888,063)	$173,344,297
Investments in affiliated securities, at value (cost $79,260)	75,377
Total investments in securities, at value (cost $146,967,323)	173,419,674
Dividends and interest receivable	626,885
Receivable for fund shares sold	114,035
Receivable for securities sold	433,028
Prepaid expenses and other assets	28,619
Total assets	174,622,241

LIABILITIES:
Payable for securities purchased	95,739
Payable for fund shares redeemed	370,345
Payable to advisor	118,163
Payable to administrator	31,548
Payable to auditor	22,547
Accrued distribution fees	14,015
Accrued service fees	7,979
Accrued trustees fees	6,597
Accrued expenses and other payables	45,058
Total liabilities	711,991
NET ASSETS	$173,910,250

NET ASSETS CONSISTS OF:
Capital stock	$137,256,557
Total distributable earnings	36,653,693
Total net assets	$173,910,250

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$93,507,524
Shares issued and outstanding	5,947,255
Net asset value, offering price, and redemption price per share	$15.72

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$80,402,726
Shares issued and outstanding	5,431,063
Net asset value, offering price, and redemption price per share	$14.80

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$2,665,833
Dividend income from affiliated securities	4,477
Interest income	2,314,706
Total investment income	4,985,016

EXPENSES:
Investment advisory fees (See Note 5)	1,523,040
Sub-transfer agent expenses – Investor Class (See Note 5)	238,552
Sub-transfer agent expenses – Institutional Class (See Note 5)	90,747
Administration, accounting, custody, and transfer agent fees (See Note 5)	199,730
Distribution fees – Investor Class (See Note 5)	156,563
Service fees – Investor Class (See Note 5)	104,375
Federal and state registration fees	39,840
Compliance expense (See Note 5)	25,810
Audit fees	22,548
Reports to shareholders	18,902
Trustees’ fees and expenses	18,874
Legal fees	1,646
Interest expense (See Note 7)	20
Other expenses	17,346
Total expenses	2,457,993
NET INVESTMENT INCOME	$2,527,023

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$12,163,724
Affiliated investments	—
Net change in unrealized appreciation/depreciation on investments:
Unaffiliated investments	256,660
Affiliated investments	964
Net gain on investments	12,421,348
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,948,371

(1)	Net of foreign taxes withheld of $15,053.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$2,527,023	$2,609,181
Net realized gain on investments	12,163,724	17,838,930
Net change in unrealized
appreciation/depreciation on investments	257,624	(10,483,828)
Net increase in net assets resulting from operations	14,948,371	9,964,283

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(9,623,337)	(8,985,666)
Distributable earnings – Institutional Class	(8,312,271)	(7,053,813)
Total distributions	(17,935,608)	(16,039,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,045,914	7,048,624
Proceeds from shares subscribed – Institutional Class	9,963,578	13,307,380
Dividends reinvested – Investor Class	9,369,182	8,738,463
Dividends reinvested – Institutional Class	6,581,032	5,575,964
Cost of shares redeemed – Investor Class	(39,659,654)	(46,331,304)
Cost of shares redeemed – Institutional Class	(32,586,017)	(29,143,836)
Net decrease in net assets derived
from capital share transactions	(42,285,965)	(40,804,709)
TOTAL DECREASE IN NET ASSETS	(45,273,202)	(46,879,905)

NET ASSETS:
Beginning of year	219,183,452	266,063,357
End of year	$173,910,250	$219,183,452

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	268,813	438,224
Shares sold – Institutional Class	702,865	882,622
Shares issued to holders as reinvestment
of dividends – Investor Class	647,946	550,174
Shares issued to holders as reinvestment
of dividends – Institutional Class	481,833	371,576
Shares redeemed – Investor Class	(2,637,769)	(2,885,470)
Shares redeemed – Institutional Class	(2,309,628)	(1,918,909)
Net decrease in shares outstanding	(2,845,940)	(2,561,783)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$15.82	$16.24	$15.61	$16.15	$16.68

0.18 (1)	0.16	0.14	0.14	0.13
1.02	0.40	1.95	(0.16)	0.11
1.20	0.56	2.09	(0.02)	0.24

(0.17)	(0.14)	(0.12)	(0.13)	(0.13)
(1.13)	(0.84)	(1.34)	(0.39)	(0.64)
(1.30)	(0.98)	(1.46)	(0.52)	(0.77)
$15.72	$15.82	$16.24	$15.61	$16.15

8.39%	3.44%	14.16%	(0.12)%	1.43%

$93.51	$121.32	$155.33	$202.04	$292.84
1.46%	1.42%	1.43%	1.43%	1.38%
1.16%	0.89%	0.78%	0.84%	0.83%
16%	18%	15%	24%	39%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$14.93	$15.34	$14.76	$15.28	$15.80

0.22 (1)	0.19	0.16	0.18	0.19
0.96	0.39	1.87	(0.13)	0.09
1.18	0.58	2.03	0.05	0.28

(0.24)	(0.20)	(0.18)	(0.20)	(0.19)
(1.07)	(0.79)	(1.27)	(0.37)	(0.61)
(1.31)	(0.99)	(1.45)	(0.57)	(0.80)
$14.80	$14.93	$15.34	$14.76	$15.28

8.76%	3.86%	14.60%	0.30%	1.75%

$80.40	$97.86	$110.74	$129.91	$168.84
1.09%	1.02%	1.05%	1.03%	1.04%
1.53%	1.28%	1.16%	1.23%	1.18%
16%	18%	15%	24%	39%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,027,012)	$2,027,012

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

HENNESSY FUNDS	1-800-966-4354

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value

HENNESSY FUNDS	1-800-966-4354

pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $18,665,353 and $78,947,828, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019 were $11,511,145 and $11,365,048, respectively.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation and 0.27% of the daily net assets of the fixed income allocation.

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $364 and 5.36%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $77,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$146,980,836
Gross tax unrealized appreciation	$30,352,943
Gross tax unrealized depreciation	(3,914,105)
Net tax unrealized appreciation/(depreciation)	$26,438,838
Undistributed ordinary income	$85,038
Undistributed long-term capital gains	10,129,817
Total distributable earnings	$10,214,855
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$36,653,693

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$2,694,614	$2,623,910
Long-term capital gain	15,240,994	13,415,569
	$17,935,608	$16,039,479

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

Long-term
Investor Class	$0.99889
Institutional Class	$0.94088

HENNESSY FUNDS	1-800-966-4354

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Equity and Income Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

HENNESSYFUNDS.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSY FUNDS	1-800-966-4354

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,020.30	$7.49
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Institutional Class
Actual	$1,000.00	$1,021.50	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.47	$5.79

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Investor Class shares or 1.14% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 4.97%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY BALANCED FUND

Investor Class  HBFBX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers of the Fund	22
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Privacy Policy	29

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	6.05%	4.83%	6.18%
50/50 Blended DJIA/Treasury Index	7.08%	6.63%	7.23%
Dow Jones Industrial Average	10.32%	11.93%	13.61%

Expense ratio:  1.85%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The NASDAQ Stock Market. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Hennessy Balanced Fund returned 6.05%, underperforming both the 50/50 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 7.08% and 10.32%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of sector selection with an underweight position in Consumer Discretionary and an overweight position in Energy. Stock selection in the Consumer Staples and Information Technology sector contributed to Fund performance with International Business Machines Corporation and The Procter & Gamble Company performing well. Exxon Mobil Corporation and Pfizer, Inc. detracted from performance during the period.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries. As a result of this “balanced” strategy, the Fund may be expected to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow investors to gain some exposure to the equity market while maintaining a significant share of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high-quality companies, each with a historically high dividend yield, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months due to continued economic growth.

Should the market experience a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event yields continue to rise.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 1.620%, 01/30/2020	20.24%
U.S. Treasury Bill, 1.930%, 12/05/2019	8.11%
U.S. Treasury Bill, 1.990%, 11/07/2019	5.69%
U.S. Treasury Bill, 2.280%, 05/21/2020	5.64%
U.S. Treasury Bill, 1.985%, 06/18/2020	5.63%
JPMorgan Chase & Co.	5.53%
International Business Machines Corp.	5.11%
Chevron Corp.	4.67%
Verizon Communications, Inc.	4.67%
The Coca-Cola Co.	4.65%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 49.33%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.67%
Verizon Communications, Inc.	9,500	$574,465	4.67%

Consumer Staples – 8.88%
The Coca-Cola Co.	10,500	571,515	4.65%
The Procter & Gamble Co.	400	49,804	0.40%
Walgreens Boots Alliance, Inc.	8,600	471,108	3.83%
		1,092,427	8.88%

Energy – 9.23%
Chevron Corp.	4,950	574,893	4.67%
Exxon Mobil Corp.	8,300	560,831	4.56%
		1,135,724	9.23%

Financials – 5.53%
JPMorgan Chase & Co.	5,450	680,814	5.53%

Health Care – 5.61%
Merck & Co., Inc.	1,950	168,987	1.37%
Pfizer, Inc.	13,600	521,832	4.24%
		690,819	5.61%

Industrials – 7.05%
3M Co.	2,750	453,722	3.69%
Caterpillar, Inc.	3,000	413,400	3.36%
		867,122	7.05%

Information Technology – 5.34%
Cisco Systems, Inc.	600	28,506	0.23%
International Business Machines Corp.	4,700	628,531	5.11%
		657,037	5.34%

Materials – 3.02%
Dow, Inc.	6,500	328,185	2.67%
DuPont de Nemours, Inc.	650	42,842	0.35%
		371,027	3.02%
Total Common Stocks
(Cost $5,458,754)		6,069,435	49.33%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 51.04%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.51%
First American Government Obligations
Fund, Institutional Class, 1.74% (a)	308,910	$308,910	2.51%

U.S. Treasury Bills – 48.53%
1.990%, 11/07/2019 (b)	700,000	699,693	5.69%
1.930%, 12/05/2019 (b)	1,000,000	997,549	8.11%
1.620%, 01/30/2020 (b)	2,500,000	2,490,500	20.24%
2.280%, 05/21/2020 (b)	700,000	693,990	5.64%
1.985%, 06/18/2020 (b)	700,000	693,213	5.63%
1.915%, 07/16/2020 (b)	400,000	395,643	3.22%
		5,970,588	48.53%
Total Short-Term Investments
(Cost $6,268,296)		6,279,498	51.04%

Total Investments
(Cost $11,727,050) – 100.37%		12,348,933	100.37%
Liabilities in Excess of Other Assets – (0.37)%		(45,399)	(0.37)%

TOTAL NET ASSETS – 100.00%		$12,303,534	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2019.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$574,465	$—	$—	$574,465
Consumer Staples	1,092,427	—	—	1,092,427
Energy	1,135,724	—	—	1,135,724
Financials	680,814	—	—	680,814
Health Care	690,819	—	—	690,819
Industrials	867,122	—	—	867,122
Information Technology	657,037	—	—	657,037
Materials	371,027	—	—	371,027
Total Common Stocks	$6,069,435	$—	$—	$6,069,435
Short-Term Investments
Money Market Funds	$308,910	$—	$—	$308,910
U.S. Treasury Bills	—	5,970,588	—	5,970,588
Total Short-Term Investments	$308,910	$5,970,588	$—	$6,279,498
Total Investments	$6,378,345	$5,970,588	$—	$12,348,933

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $11,727,050)	$12,348,933
Dividends and interest receivable	9,763
Receivable for fund shares sold	56
Prepaid expenses and other assets	10,266
Total assets	12,369,018

LIABILITIES:
Payable to advisor	6,238
Payable to administrator	5,088
Payable to auditor	22,546
Accrued distribution fees	18,142
Accrued service fees	1,040
Accrued trustees fees	6,596
Accrued expenses and other payables	5,834
Total liabilities	65,484
NET ASSETS	$12,303,534

NET ASSETS CONSISTS OF:
Capital stock	$11,192,991
Total distributable earnings	1,110,543
Total net assets	$12,303,534

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,303,534
Shares issued and outstanding	994,076
Net asset value, offering price, and redemption price per share	$12.38

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income	$211,888
Interest income	154,953
Total investment income	366,841

EXPENSES:
Investment advisory fees (See Note 5)	75,433
Administration, accounting, custody, and transfer agent fees (See Note 5)	26,640
Compliance expense (See Note 5)	25,810
Audit fees	21,900
Federal and state registration fees	21,248
Distribution fees – Investor Class (See Note 5)	18,858
Trustees’ fees and expenses	18,021
Service fees – Investor Class (See Note 5)	12,572
Sub-transfer agent expenses – Investor Class (See Note 5)	8,952
Reports to shareholders	4,870
Legal fees	24
Interest expense (See Note 7)	2
Other expenses	2,022
Total expenses	236,352
NET INVESTMENT INCOME	$130,489

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$507,439
Net change in unrealized appreciation/depreciation on investments	107,778
Net gain on investments	615,217
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$745,706

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$130,489	$83,332
Net realized gain on investments	507,439	591,543
Net change in unrealized
appreciation/depreciation on investments	107,778	(256,449)
Net increase in net assets resulting from operations	745,706	418,426

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(681,988)	(931,750)
Total distributions	(681,988)	(931,750)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,194,903	501,087
Dividends reinvested – Investor Class	673,592	914,566
Cost of shares redeemed – Investor Class	(2,249,250)	(1,520,707)
Net increase (decrease) in net assets derived
from capital share transactions	619,245	(105,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	682,963	(618,378)

NET ASSETS:
Beginning of year	11,620,571	12,238,949
End of year	$12,303,534	$11,620,571

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	179,722	39,254
Shares issued to holders as reinvestment
of dividends – Investor Class	56,316	75,304
Shares redeemed – Investor Class	(183,674)	(123,009)
Net increase (decrease) in shares outstanding	52,364	(8,451)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$12.34	$12.88	$12.68	$12.37	$12.98

0.13 (1)	0.09	0.06	0.04	0.03
0.59	0.33	1.09	0.58	(0.01)
0.72	0.42	1.15	0.62	0.02

(0.13)	(0.08)	(0.05)	(0.04)	(0.03)
(0.55)	(0.88)	(0.90)	(0.27)	(0.60)
(0.68)	(0.96)	(0.95)	(0.31)	(0.63)
$12.38	$12.34	$12.88	$12.68	$12.37

6.05%	3.46%	9.56%	5.20%	0.11%

$12.30	$11.62	$12.24	$12.08	$11.63
1.88%	1.84%	1.82%	1.68%	1.68%
1.04%	0.70%	0.45%	0.33%	0.20%
52%	21%	31%	51%	34%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(12,175)	$12,175

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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14

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

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3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt

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16

NOTES TO THE FINANCIAL STATEMENTS

investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $3,151,481 and $3,269,481, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $36 and 5.50%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $13,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$11,736,170
Gross tax unrealized appreciation	$755,819
Gross tax unrealized depreciation	(143,056)
Net tax unrealized appreciation/(depreciation)	$612,763
Undistributed ordinary income	$28,357
Undistributed long-term capital gains	469,423
Total distributable earnings	$497,780
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,110,543

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

HENNESSY FUNDS	1-800-966-4354
19

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$133,769	$144,183
Long-term capital gain	548,219	787,567
	$681,988	$931,750

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

	Long-term	Short-term
Investor Class	$0.47434	$0.02400

HENNESSYFUNDS.COM
20

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Balanced Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Balanced Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

HENNESSY FUNDS	1-800-966-4354
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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSYFUNDS.COM
22

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
23

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
24

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
26

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 -
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,006.80	$10.20
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.24

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.02%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
27

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
28

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY BP ENERGY FUND

Investor Class  HNRGX
Institutional Class  HNRIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy BP Energy Fund –
Investor Class (HNRGX)	-23.14%	-7.90%	-5.41%
Hennessy BP Energy Fund –
Institutional Class (HNRIX)	-22.92%	-7.65%	-5.17%
S&P 500® Energy Index	-11.04%	-4.95%	-4.21%
S&P North American Natural
Resources Sector Index	-6.01%	-4.85%	-4.33%
S&P 500® Index	14.33%	10.78%	11.14%

Expense ratios:  1.82% (Investor Class); 1.57% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P North American Natural Resources Sector Index represents U.S.-traded securities classified in the Energy and Materials sectors, excluding the chemicals industry and steel sub-industry. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

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PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Toby Loftin and Ben Cook, CFA
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy BP Energy Fund returned -23.14%, underperforming the S&P 500® Energy Index (the Fund’s primary benchmark), the S&P North American Natural Resources Sector Index, and the S&P 500® Index, which returned -11.04%, -6.01%, and 14.33%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark was primarily due to its overweight position in oilfield service equities, as well as its exposure to small and midsize oil producers that performed poorly, particularly in the beginning of period. The Fund’s holdings in energy end-user groups also detracted from relative performance, as a result of weak performance from stocks in the Materials and Industrials sectors.

Portfolio Strategy:

The Fund seeks to invest in companies across the energy value chain. This includes crude oil and natural gas exploration and production companies, oilfield service providers, midstream companies, refiners, and energy end users. In particular, we believe the inclusion of energy end users, such as materials, industrials, and transportation companies, differentiates the Fund from traditional energy funds. Including such companies in the investment universe enables the Fund to hold a broader range of energy-related themes and provides greater flexibility to adjust sub-sector weightings based on our investment outlook. The Fund typically owns 25-40 securities and historically has had little overlap with the top holdings of commonly-used energy and commodity equity benchmarks.

Investment Commentary:

At the start of the period, oil prices retreated as investors worried that a stronger U.S. dollar and slower growth outside the United States could lead to a softening in demand for crude oil. Investors also feared that robust production growth in the United States and the discussion of temporary waivers to be given to select countries relating to Iranian oil import restrictions could boost supply. However, supply concerns were mostly alleviated in early 2019 as supply from Iran, Venezuela, Russia, and OPEC declined significantly. Nonetheless, trade war headwinds remained a concern for lowered crude oil demand in the latter half of the period. As a result, crude oil prices remained mostly range-bound during the period as supply declines were largely offset by demand concerns.

In this range-bound period of crude oil prices, the Fund was positioned more defensively going into the second half of the period. Oilfield services exposure was reduced as signs of a U.S. drilling activity slowdown appeared. Exposure to smaller, more growth-oriented producers was also reduced as we expected underperformance of these producers to continue as activity slowed down and commodity price upside was limited by demand fears. Exposure was increased to larger, more integrated companies that have the ability to maintain positive free cash flow generation at lower commodity prices. Midstream exposure in the Fund was also increased as these companies benefitted from increased U.S. volume throughput. Additionally, the Fund maintained significant exposure to refining companies that benefitted from low cost feedstock and strong margins.

Since its inception, the Fund has maintained a preference for low-cost shale oil producers. This has resulted in an overweight positioning of the Fund in U.S.-focused oil producers. Many of these companies have continued to significantly lower their operating

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5

costs and greatly expand their production and reserves in recent years. We also note that the Fund has maintained little to no exposure in the natural gas-weighted producers. Natural gas producers continue to face headwinds associated with a supply overhang in the U.S. natural gas market.

We continue to see attractive investment opportunities in integrated and midstream companies. As a result of their economies of scale, we believe the integrated companies are likely to outperform in a lower commodity price environment. Integrated companies also have generally paid attractive dividends to shareholders, which has become an increasingly important component of the investment thesis for energy companies. Similar to integrated companies, midstream companies also tend to offer an attractive dividend yield to investors. Midstream companies continue to enable the critical flow of crude oil and natural gas from production centers to end-user markets, both in the United States and abroad. As such, their cash flows have increased, and these companies are becoming less reliant on the capital markets to fund operations. Distribution coverage remains strong for midstream companies, and leverage is being reduced in many cases.

Overall, we remain optimistic regarding companies in the energy sector, as many companies in the investment universe have adopted more shareholder-friendly strategies. We believe management teams are more focused today on spending only as much as they generate from operating cash flows and on returning free cash flow to shareholders through dividends and share repurchases. Finally, we expect consolidation to remain a major sector theme in upcoming years, as U.S. companies seek to increase economies of scale, lower corporate costs, and deliver stronger corporate level returns on capital.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company under the Internal Revenue Code. The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Dividend yield is calculated by dividing a company’s dividends per share by its market price per share. Distribution coverage is a ratio of distributable cash flow divided by distributions paid. Return on capital is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY BP ENERGY FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Marathon Petroleum Corp.	4.71%
Valero Energy Corp.	4.53%
Energy Transfer LP	4.32%
ConocoPhillips	4.27%
Diamondback Energy, Inc.	4.20%
Parsley Energy, Inc., Class A	3.90%
Delek U.S. Holdings, Inc.	3.87%
Targa Resources Corp.	3.65%
Enterprise Products Partners LP	3.53%
Plains All American Pipeline LP	3.46%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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COMMON STOCKS – 78.27%	Number		% of
	of Shares	Value	Net Assets
Agricultural Products – 2.96%
Nutrien Ltd. (a)	31,700	$1,514,943	2.96%

Chemicals – 3.17%
Huntsman Corp.	73,367	1,623,612	3.17%

Downstream – 13.16%
Delek U.S. Holdings, Inc.	49,766	1,988,152	3.88%
Marathon Petroleum Corp.	37,850	2,420,507	4.73%
Valero Energy Corp.	24,000	2,327,520	4.55%
		6,736,179	13.16%

Exploration & Production – 36.47%
Chevron Corp.	13,800	1,602,732	3.13%
Concho Resources, Inc.	24,500	1,654,240	3.23%
ConocoPhillips	39,725	2,192,820	4.28%
Continental Resources, Inc. (b)	35,800	1,055,026	2.06%
Diamondback Energy, Inc.	25,194	2,160,637	4.22%
EOG Resources, Inc.	17,000	1,178,270	2.30%
Marathon Oil Corp.	136,000	1,568,080	3.06%
Noble Energy, Inc.	54,275	1,045,336	2.04%
Occidental Petroleum Corp.	24,763	1,002,902	1.96%
Parsley Energy, Inc., – Class A	126,873	2,005,862	3.92%
Pioneer Natural Resources Co.	13,092	1,610,578	3.15%
WPX Energy, Inc. (b)	159,750	1,594,305	3.12%
		18,670,788	36.47%

Integrated – 9.00%
BP PLC – ADR (a)	42,500	1,611,175	3.14%
Exxon Mobil Corp.	24,000	1,621,680	3.17%
Royal Dutch Shell PLC – ADR (a)	23,750	1,376,787	2.69%
		4,609,642	9.00%

Midstream – 8.69%
ONEOK, Inc.	18,750	1,309,313	2.56%
Targa Resources Corp.	48,300	1,877,904	3.67%
The Williams Companies, Inc.	56,600	1,262,746	2.46%
		4,449,963	8.69%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Oil Services – 4.82%
Schlumberger Ltd. (a)	37,500	$1,225,875	2.39%
TechnipFMC PLC (a)	63,000	1,242,990	2.43%
		2,468,865	4.82%
Total Common Stocks
(Cost $45,569,374)		40,073,992	78.27%

PARTNERSHIPS & TRUSTS – 16.25%

Midstream – 16.25%
Energy Transfer Equity LP	176,256	2,219,063	4.33%
Enterprise Products Partners LP	69,729	1,815,046	3.54%
Magellan Midstream Partners LP	19,700	1,227,704	2.40%
MPLX LP	48,794	1,286,698	2.51%
Plains All American Pipeline LP	97,940	1,775,652	3.47%
		8,324,163	16.25%
Total Partnerships & Trusts
(Cost $9,320,417)		8,324,163	16.25%

SHORT-TERM INVESTMENTS- 5.54%

Money Market Funds – 5.54%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	2,582,000	2,582,000	5.05%
First American Treasury Obligations Fund,
Institutional Class, 1.73% (c)	252,120	252,120	0.49%
		2,834,120	5.54%
Total Short-Term Investments
(Cost $2,834,120)		2,834,120	5.54%

Total Investments
(Cost $57,723,911) – 100.06%		51,232,275	100.06%
Liabilities in Excess of Other Assets – (0.06)%		(31,561)	(0.06)%

TOTAL NET ASSETS – 100.00%		$51,200,714	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2019
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Agricultural Products	$1,514,943	$—	$—	$1,514,943
Chemicals	1,623,612	—	—	1,623,612
Downstream	6,736,179	—	—	6,736,179
Exploration & Production	18,670,788	—	—	18,670,788
Integrated	4,609,642	—	—	4,609,642
Midstream	4,449,963	—	—	4,449,963
Oil Services	2,468,865	—	—	2,468,865
Total Common Stocks	$40,073,992	$—	$—	$40,073,992
Partnerships & Trusts
Midstream	$8,324,163	$—	$—	$8,324,163
Total Partnerships & Trusts	$8,324,163	$—	$—	$8,324,163
Short-Term Investments
Money Market Funds	$2,834,120	$—	$—	$2,834,120
Total Short-Term Investments	$2,834,120	$—	$—	$2,834,120
Total Investments	$51,232,275	$—	$—	$51,232,275

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $57,723,911)	$51,232,275
Dividends and interest receivable	29,770
Return of capital receivable	103,474
Receivable for fund shares sold	1,228
Prepaid expenses and other assets	20,037
Total assets	51,386,784

LIABILITIES:
Payable for fund shares redeemed	59,686
Payable to advisor	56,810
Payable to administrator	10,805
Payable to auditor	22,548
Accrued distribution fees	2,192
Accrued service fees	609
Accrued trustees fees	6,598
Accrued expenses and other payables	26,822
Total liabilities	186,070
NET ASSETS	$51,200,714

NET ASSETS CONSISTS OF:
Capital stock	$80,346,386
Accumulated deficit	(29,145,672)
Total net assets	$51,200,714

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,828,628
Shares issued and outstanding	484,930
Net asset value, offering price, and redemption price per share	$14.08

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$44,372,086
Shares issued and outstanding	3,111,693
Net asset value, offering price, and redemption price per share	$14.26

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Distributions received from master limited partnerships	$624,147
Return of capital on distributions received	(624,147)
Dividend income from common stock(1)	984,444
Interest income	52,055
Total investment income	1,036,499

EXPENSES:
Investment advisory fees (See Note 5)	847,193
Sub-transfer agent expenses – Investor Class (See Note 5)	19,287
Sub-transfer agent expenses – Institutional Class (See Note 5)	57,688
Administration, accounting, custody, and transfer agent fees (See Note 5)	76,697
Federal and state registration fees	35,963
Compliance expense (See Note 5)	25,843
Audit fees	22,548
Trustees’ fees and expenses	17,747
Distribution fees – Investor Class (See Note 5)	17,675
Reports to shareholders	13,413
Service fees – Investor Class (See Note 5)	11,784
Interest expense (See Note 7)	8,481
Legal fees	528
Other expenses	4,525
Total expenses	1,159,372
NET INVESTMENT LOSS	$(122,873)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(21,032,537)
Net change in unrealized appreciation/depreciation on investments	1,070,019
Net loss on investments	(19,962,518)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,085,391)

(1)	Net of foreign taxes withheld of $10,084.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS

(This Page Intentionally Left Blank.)

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Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment loss
Net realized gain (loss) on investments
Net change in unrealized appreciation/depreciation on investments
Net decrease in net assets resulting from operations

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class
Proceeds from shares subscribed – Class C(2)
Proceeds from shares subscribed – Institutional Class
Proceeds from shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Cost of shares redeemed – Investor Class
Cost of shares redeemed – Class C(2)
Cost of shares redeemed – Institutional Class
Cost of shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net decrease in net assets derived from capital share transactions
TOTAL DECREASE IN NET ASSETS

NET ASSETS:
Beginning of period
End of period

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class
Shares sold – Class C(2)
Shares sold – Institutional Class
Shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Shares redeemed – Investor Class
Shares redeemed – Class C (2)
Shares redeemed – Institutional Class
Net decrease in shares outstanding

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).
(3)	Includes accumulated net investment loss of $(3,269,605).

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Year Ended	Eleven Months Ended	Year Ended
October 31, 2019	October 31, 2018(1)	November 30, 2017

$(122,873)	$(1,016,734)	$(1,504,624)
(21,032,537)	12,791,029	14,710,227
1,070,019	(15,177,094)	(20,430,679)
(20,085,391)	(3,402,799)	(7,225,076)

1,329,654	4,580,057	4,800,150
—	—	1,716,520
21,431,696	27,159,764	38,623,311
—	—	7,420,979
(9,317,247)	(8,125,374)	(8,176,184)
—	—	(4,155,967)
(39,120,012)	(68,363,869)	(37,713,776)
—	—	(7,420,979)
(25,675,909)	(44,749,422)	(4,905,946)
(45,761,300)	(48,152,221)	(12,131,022)

96,962,014	145,114,235	157,245,257
$51,200,714	$96,962,014	$145,114,235 (3)

83,075	216,063	244,584
—	—	88,930
1,375,469	1,279,785	2,010,365
—	—	389,181
—	—	(394,345)
(588,930)	(389,081)	(425,815)
—	—	(219,288)
(2,524,419)	(3,263,694)	(1,916,043)
(1,654,805)	(2,156,927)	(222,431)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(6)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended	Period Ended					Period Ended
October 31,	October 31,		Year Ended November 30,			November 30,
2019	2018(1)		2017	2016	2015	2014(2)

$18.32	$19.47		$20.54	$16.41	$20.45	$20.00

(0.07)	(0.20)		(0.23)	(0.15)	(0.10)	(0.11)
(4.17)	(0.95)		(0.84)	4.28	(3.46)	0.56
(4.24)	(1.15)		(1.07)	4.13	(3.56)	0.45

—	—		—	—	(0.48)	—
—	—		—	—	(0.48)	—
$14.08	$18.32		$19.47	$20.54	$16.41	$20.45

(23.14)%	(5.91	)%(4)	(5.21)%	25.17%	(17.57)%	2.25	%(4)

$6.83	$18.16		$22.66	$19.64	$18.72	$15.14
1.97%	1.82	%(5)	1.87%	1.89%	1.87%	1.98	%(5)
(0.46)%	(1.05	)%(5)	(1.21)%	(0.92)%	(0.51)%	(0.53	)%(5)
87%	72	%(4)	84%	83%	79%	72	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(6)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended	Period Ended					Period Ended
October 31,	October 31,		Year Ended November 30,			November 30,
2019	2018(1)		2017	2016	2015	2014(2)

$18.50	$19.61		$20.64	$16.46	$20.45	$20.00

(0.02)	(0.15)		(0.19)	(0.11)	(0.04)	(0.06)
(4.22)	(0.96)		(0.84)	4.32	(3.47)	0.51
(4.24)	(1.11)		(1.03)	4.21	(3.51)	0.45

—	—		—	(0.03)	—	—
—	—		—	—	(0.48)	—
—	—		—	(0.03)	(0.48)	—
$14.26	$18.50		$19.61	$20.64	$16.46	$20.45

(22.92)%	(5.66	)%(4)	(4.99)%	25.61%	(17.32)%	2.25	%(4)

$44.37	$78.81		$122.45	$126.92	$100.05	$68.31
1.66%	1.57	%(5)	1.62%	1.60%	1.54%	1.73	%(5)
(0.12)%	(0.79	)%(5)	(0.98)%	(0.65)%	(0.20)%	(0.28	)%(5)
87%	72	%(4)	84%	83%	79%	72	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy BP Energy Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Pursuant to a reorganization that took place after the close of business on October 26, 2018, the Fund is the legal, accounting, and performance information successor to the BP Capital TwinLine Energy Fund (the “Predecessor Fund”). Prior to October 26, 2018, the Fund had no investment operations. As a result of the reorganization, holders of Class A shares of the Predecessor Fund received Investor Class shares of the Fund, and holders of Class I shares of the Predecessor Fund received Institutional Class shares of the Fund. The investment objective of the Fund is to seek total return. The Fund is a diversified fund. Effective October 26, 2018, the Fund changed its fiscal year end from November 30 to October 31.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes –No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Accumulated
Deficit	Capital Stock
$509	$(509)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of

HENNESSY FUNDS	1-800-966-4354
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shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market

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NOTES TO THE FINANCIAL STATEMENTS

(“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current

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sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $57,139,716 and $84,120,959, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC (“BP Capital”). The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through October 25, 2020.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. There are no recoverable amounts, and the Advisor did not recoup expenses during fiscal year 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation

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and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $153,244 and 5.46%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $5,978,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$58,501,243
Gross tax unrealized appreciation	$1,872,760
Gross tax unrealized depreciation	(9,141,728)
Net tax unrealized appreciation/(depreciation)	$(7,268,968)
Undistributed ordinary income	$79,002
Undistributed long-term capital gains	—
Total distributable earnings	$79,002
Other accumulated gain/(loss)	$(21,955,706)
Total accumulated gain/(loss)	$(29,145,672)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales, and partnership adjustments.

As of October 31, 2019, the Fund had capital loss carryforwards as follows:

$9,883,167	Unlimited Long-Term
12,072,539	Unlimited Short-Term

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019, the 11-month period ended October 31, 2018, and the year ended November 30, 2017, the Fund did not pay any distributions.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On October 22, 2018, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, a Massachusetts business Trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The reorganization was effective as of the close of business on October 26, 2018. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

		Net Assets of the Fund
	Shares Issued to
Predecessor Fund	Shareholders of the			Tax Status
Net Assets	Predecessor Fund	Pre-Merger	Post-Merger	of Transfer
$96,818,691(1)	5,275,159	$0	$96,818,691	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized gains, and unrealized appreciation in the amounts of $(4,224,600), $821,745, and $(8,461,891), respectively.

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10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Energy Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Energy Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the eleven months ended October 31, 2018, and for the year ended November 30, 2017, the financial highlights for the year then ended, for the eleven months ended October 31, 2018, each of the three years in the period ended November 30, 2017, and for the period from December 31, 2013 (commencement of operations) to November 30, 2014, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$ 814.80	$ 9.03
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$10.03

Institutional Class
Actual	$1,000.00	$ 816.30	$ 7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,016.78	$ 8.49

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.97% for Investor Class shares or 1.67% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
35

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
36

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY BP MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy BP Midstream Fund –
Investor Class (HMSFX)	-6.28%	-7.47%	-4.18%
Hennessy BP Midstream Fund –
Institutional Class (HMSIX)	-6.10%	-7.23%	-3.94%
Alerian MLP Index	-6.36%	-8.96%	-5.64%
S&P 500® Index	14.33%	10.78%	11.14%

Expense ratios:	Gross 1.86%, Net 1.78%(1) (Investor Class);
Gross 1.58%, Net 1.52%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until October 25, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian MLP Index comprises companies that earn a majority of their cash flow from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Toby Loftin and Ben Cook, CFA
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy BP Midstream Fund returned -6.28%, outperforming the Alerian MLP Index (the Fund’s primary benchmark), which returned -6.36%, but underperforming the S&P 500® Index, which returned 14.33%, for the same period.

Despite continued growth in U.S. lower 48 crude oil, natural gas, and natural gas liquids production during the period, market concern with commodity price weakness attributed to fears of softening crude oil demand and rapidly growing U.S. natural gas production prompted a defensive stance by midstream energy equity investors, who generally sought to reduce sector exposure.

Similarly, diverging sub-sector performance during the period signaled investor migration toward midstream companies traditionally viewed as “safe havens.” Outperformance was evident among diversified midstream companies operating integrated assets. Linkage across the midstream value chain affords those possessing integrated businesses with the ability to generate revenues by charging fees along multiple “touch-points,” ultimately allowing them to capitalize on rising throughput volume even in a muted pricing environment.

Conversely, midstream companies operating assets residing closer to the source of hydrocarbon production, namely gathering and processing (G&P) assets, underperformed during the period. G&P assets represent greater risk given their dependence upon drilling activity, which tends to track upstream capital spending which in turn is influenced by commodity price direction.

The Fund’s slight outperformance relative to its primary benchmark was due to its overweight position in several large–cap, diversified midstream companies operating integrated assets. The Fund’s holdings in a small number of companies with exposure to G&P activities geographically focused in areas experiencing slowing drilling activity detracted from its relative performance.

On an individual company basis, major contributors to the Fund’s relative performance included Oneok, Inc., Kinder Morgan, Inc., and Phillips 66 Partners, LP, while major detractors included Antero Midstream Corp., Targa Resources Corp., and BP Midstream Partners, LP.

With the exception of BP Midstream Partners, LP, the Fund continues to own the companies mentioned.

Portfolio Strategy:

The Fund seeks to build a portfolio of midstream energy companies with the following characteristics: cash flows linked to non-price factors, such as volumes consumed; long-term agreements with customers, such as utilities or power consumers; and strong balance sheets. We believe our intensive, fundamental, “boots-on-the-ground” research process, coupled with proprietary financial modeling, differentiates us from our competitors and allows us to uncover potential equity mispricings that can meaningfully drive performance.

HENNESSY FUNDS	1-800-966-4354
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Investment Commentary:

We believe the outlook for midstream energy companies remains bright and that midstream companies can benefit from the current rapid growth in the production and exportation of U.S. crude oil, natural gas, and natural gas liquids. We also believe midstream companies can benefit from higher energy commodity prices.

Two holdings were added to the Fund this year, including Oneok, Inc. and Tallgrass Energy Partners, LP. Five companies are no longer in the Fund, including EQT Midstream Partners, LP, Hess Midstream Partners, LP, Holly Energy Partners, LP, BP Midstream Partners, LP, and Cheniere Energy Partners, LP. During the period, Andeavor Logistics, LP was acquired by MPLX, LP, and Antero Midstream Partners, LP was acquired by Antero Midstream Corp.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and therefore, is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 21%), as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily net asset value of the Fund and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY BP MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	14.63%
Enterprise Products Partners LP	12.21%
MPLX LP	10.81%
The Williams Companies, Inc.	9.14%
Magellan Midstream Partners LP	7.15%
Phillips 66 Partners LP	6.81%
Kinder Morgan, Inc.	6.02%
Plains All American Pipeline LP	5.78%
Shell Midstream Partners LP	5.58%
ONEOK, Inc.	5.32%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS – 28.32%	Number		% of
	of Shares	Value	Net Assets
Gathering & Processing – 5.08%
Antero Midstream Corp.	45,000	$289,800	0.71%
Targa Resources Corp.	46,064	1,790,968	4.37%
		2,080,768	5.08%

Natural Gas/NGL Transportation – 23.24%
Kinder Morgan, Inc.	123,940	2,476,321	6.04%
ONEOK, Inc.	31,326	2,187,495	5.34%
Tallgrass Energy LP	58,900	1,099,074	2.68%
The Williams Companies, Inc.	168,552	3,760,395	9.18%
		9,523,285	23.24%
Total Common Stocks
(Cost $11,962,455)		11,604,053	28.32%

PARTNERSHIPS & TRUSTS – 70.88%

Crude Oil & Refined Products – 36.26%
Magellan Midstream Partners LP	47,198	2,941,379	7.18%
MPLX LP	168,549	4,444,637	10.85%
Phillips 66 Partners LP	50,119	2,801,151	6.83%
Plains All American Pipeline LP	131,226	2,379,128	5.80%
Shell Midstream Partners LP	111,764	2,293,397	5.60%
		14,859,692	36.26%

Gathering & Processing – 7.68%
CNX Midstream Partners LP	96,460	1,478,732	3.61%
Noble Midstream Partners LP	36,500	880,380	2.15%
Western Midstream Partners LP	37,000	786,620	1.92%
		3,145,732	7.68%

Natural Gas/NGL Transportation – 26.94%
Energy Transfer LP	477,915	6,016,950	14.68%
Enterprise Products Partners LP	192,956	5,022,644	12.26%
		11,039,594	26.94%
Total Partnerships & Trusts
(Cost $29,520,418)		29,045,018	70.88%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 0.21%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.21%
First American Government Obligations Fund,
Institutional Class, 1.74% (a)	84,407	$84,407	0.21%

Total Short-Term Investments
(Cost $84,407)		84,407	0.21%

Total Investments
(Cost $41,567,280) – 99.41%		40,733,478	99.41%
Other Assets in Excess of Liabilities – 0.59%		243,159	0.59%

TOTAL NET ASSETS – 100.00%		$40,976,637	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Gathering & Processing	$2,080,768	$—	$—	$2,080,768
Natural Gas/NGL Transportation	9,523,285	—	—	9,523,285
Total Common Stocks	$11,604,053	$—	$—	$11,604,053
Partnerships & Trusts
Crude Oil & Refined Products	$14,859,692	$—	$—	$14,859,692
Gathering & Processing	3,145,732	—	—	3,145,732
Natural Gas/NGL Transportation	11,039,594	—	—	11,039,594
Total Partnerships & Trusts	$29,045,018	$—	$—	$29,045,018
Short-Term Investments
Money Market Funds	$84,407	$—	$—	$84,407
Total Short-Term Investments	$84,407	$—	$—	$84,407
Total Investments	$40,733,478	$—	$—	$40,733,478

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $41,567,280)	$40,733,478
Dividends and interest receivable	9,651
Receivable for fund shares sold	52,973
Return of capital receivable	308,444
Prepaid expenses and other assets	20,582
Total assets	41,125,128

LIABILITIES:
Payable for fund shares redeemed	21,695
Payable to advisor	34,441
Payable to administrator	11,235
Payable to auditor	41,000
Accrued distribution fees	1,140
Accrued service fees	818
Accrued trustees fees	6,594
Accrued expenses and other payables	31,568
Total liabilities	148,491
NET ASSETS	$40,976,637

NET ASSETS CONSISTS OF:
Capital stock	$59,506,524
Accumulated deficit	(18,529,887)
Total net assets	$40,976,637

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$9,195,734
Shares issued and outstanding	843,474
Net asset value, offering price, and redemption price per share	$10.90

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$31,780,903
Shares issued and outstanding	2,866,389
Net asset value, offering price, and redemption price per share	$11.09

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Distributions received from master limited partnerships	$3,024,289
Return of capital on distributions received	(2,979,214)
Dividend income	421,562
Interest income	14,232
Total investment income	480,869

EXPENSES:
Investment advisory fees (See Note 5)	624,286
Sub-transfer agent expenses – Investor Class (See Note 5)	29,344
Sub-transfer agent expenses – Institutional Class (See Note 5)	39,117
Administration, accounting, custody, and transfer agent fees (See Note 5)	67,866
Federal and state registration fees	40,994
Audit fees	30,020
Compliance expense (See Note 5)	25,837
Distribution fees – Investor Class (See Note 5)	24,300
Interest expense (See Note 7)	21,915
Trustees’ fees and expenses	17,720
Service fees – Investor Class (See Note 5)	16,200
Reports to shareholders	13,709
Legal fees	594
State franchise tax refund, net of income tax expense	(15,895)
Other expenses	4,083
Total expenses before reimbursement by advisor	940,090
Expense reimbursement by advisor – Investor Class (See Note 5)	(21,678)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(20,660)
Net expenses	897,752
NET INVESTMENT LOSS	$(416,883)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(7,333,710)
Net change in unrealized appreciation/depreciation on investments	4,667,798
Net loss on investments	(2,665,912)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,082,795)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment loss
Net realized gain (loss) on investments
Net change in unrealized appreciation/deprecation on investments
Net decrease in net assets resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class
Return of capital – Class C(2)
Return of capital – Institutional Class
Total distributions

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class
Proceeds from shares subscribed – Class C(2)
Proceeds from shares subscribed – Institutional Class
Proceeds from shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Dividends reinvested – Investor Class
Dividends reinvested – Class C(2)
Dividends reinvested – Institutional Class
Cost of shares redeemed – Investor Class
Cost of shares redeemed – Class C(2)
Cost of shares redeemed – Institutional Class
Cost of shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of period
End of period

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class
Shares sold – Class C(2)
Shares sold – Institutional Class
Shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Shares issued to holders as reinvestment of dividends – Investor Class
Shares issued to holders as reinvestment of dividends – Class C(2)
Shares issued to holders as reinvestment of dividends – Institutional Class
Shares redeemed – Investor Class
Shares redeemed – Class C(2)
Shares redeemed – Institutional Class
Shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in shares outstanding

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).
(3)	Includes accumulated net investment loss of $(1,594,345).

The accompanying notes are an integral part of these financial statements.

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12

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended	Eleven Months Ended	Year Ended
October 31, 2019	October 31, 2018(1)	November 30, 2017

$(416,883)	$(1,116,192)	$(979,009)
(7,333,710)	(4,616,225)	2,579,686
4,667,798	(2,268,476)	(7,705,161)
(3,082,795)	(8,000,893)	(6,104,484)

(1,434,045)	(1,237,326)	(878,781)
—	—	(159,349)
(3,424,486)	(6,588,759)	(3,683,962)
(4,858,531)	(7,826,085)	(4,722,092)

4,058,933	12,908,692	9,320,726
—	—	881,860
12,131,475	61,536,519	65,450,965
—	—	2,418,423
1,406,032	1,178,239	824,902
—	—	134,926
3,358,312	5,538,251	2,907,358
(14,125,321)	(8,575,706)	(7,382,602)
—	—	(395,943)
(39,908,798)	(74,214,680)	(10,344,313)
—	—	(2,418,423)
(33,079,367)	(1,628,685)	61,397,879
(41,020,693)	(17,455,663)	50,571,303

81,997,330	99,452,993	48,881,690
$40,976,637	$81,997,330	$99,452,993 (3)

324,948	943,640	172,119
—	—	54,624
1,014,731	4,254,660	4,105,091
—	—	582,014
116,121	84,132	51,651
—	—	8,532
273,922	391,738	180,611
(1,182,757)	(605,087)	(455,427)
—	—	(25,294)
(3,247,364)	(5,454,423)	(646,034)
—	—	(174,005)
(2,700,399)	(385,340)	3,853,882

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(3)(4)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(4)
After expense reimbursement(4)
Portfolio turnover rate(8)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes an estimated deferred tax expense/benefit of -1.32% for fiscal year 2015 or 3.98% for the period ended November 30, 2014. See Note 2.b in the Notes to the Financial Statements.
(8)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended	Period Ended						Period Ended
October 31,	October 31,		Year Ended November 30,				November 30,
2019	2018(1)		2017	2016	2015		2014(2)

$12.66	$14.51		$16.54	$15.45	$22.25		$20.00

(0.10)	(0.16)		(0.22)	(0.17)	(0.20)		(0.20)
(0.63)	(0.66)		(0.78)	2.29	(5.60)		2.87
(0.73)	(0.82)		(1.00)	2.12	(5.80)		2.67

(1.03)	(1.03)		(1.03)	(1.03)	(1.00)		(0.42)
(1.03)	(1.03)		(1.03)	(1.03)	(1.00)		(0.42)
$10.90	$12.66		$14.51	$16.54	$15.45		$22.25

(6.28)%	(6.15	)%(5)	(6.49)%	14.78%	(27.17)%		13.37	%(5)

$9.20	$20.07		$16.86	$13.43	$8.76		$7.17

1.89%	1.86	%(6)	1.91%	2.21%	1.38	%(7)	8.02	%(6)(7)
1.76%	1.78	%(6)	1.77%	1.74%	0.42	%(7)	5.73	%(6)(7)

(0.92)%	(1.34	)%(6)	(1.50)%	(1.60)%	(1.97)%		(3.28	)%(6)
(0.79)%	(1.26	)%(6)	(1.36)%	(1.13)%	(1.01)%		(0.99	)%(6)
41%	64	%(5)	63%	139%	96%		70	%(5)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(3)(4)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(4)
After expense reimbursement(4)
Portfolio turnover rate(8)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes an estimated deferred tax expense/benefit of -1.32% for fiscal year 2015 or 3.98% for the period ended November 30, 2014. See Note 2.b in the Notes to the Financial Statements.
(8)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended	Period Ended						Period Ended
October 31,	October 31,		Year Ended November 30,				November 30,
2019	2018(1)		2017	2016	2015		2014(2)

$12.83	$14.66		$16.66	$15.53	$22.28		$20.00

(0.09)	(0.14)		(0.18)	(0.12)	(0.14)		(0.15)
(0.62)	(0.66)		(0.79)	2.28	(5.61)		2.87
(0.71)	(0.80)		(0.97)	2.16	(5.75)		2.72

(1.03)	(1.03)		(1.03)	(1.03)	(1.00)		(0.44)
(1.03)	(1.03)		(1.03)	(1.03)	(1.00)		(0.44)
$11.09	$12.83		$14.66	$16.66	$15.53		$22.28

(6.10)%	(5.94	)%(5)	(6.25)%	14.97%	(26.90)%		13.60	%(5)

$31.78	$61.92		$82.59	$33.22	$15.72		$7.79

1.56%	1.58	%(6)	1.66%	1.95%	1.10	%(7)	7.77	%(6)(7)
1.51%	1.52	%(6)	1.52%	1.48%	0.18	%(7)	5.48	%(6)(7)

(0.76)%	(1.15	)%(6)	(1.28)%	(1.28)%	(1.63)%		(3.03	)%(6)
(0.71)%	(1.09	)%(6)	(1.14)%	(0.81)%	(0.71)%		(0.74	)%(6)
41%	64	%(5)	63%	139%	96%		70	%(5)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy BP Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Pursuant to a reorganization that took place after the close of business on October 26, 2018, the Fund is the legal, accounting, and performance information successor to the BP Capital TwinLine MLP Fund (the “Predecessor Fund”). Prior to October 26, 2018, the Fund had no investment operations. As a result of the reorganization, holders of Class A shares of the Predecessor Fund received Investor Class shares of the Fund, and holders of Class I shares of the Predecessor Fund received Institutional Class shares of the Fund. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it will not be taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund. Effective October 26, 2018, the Fund changed its fiscal year end from November 30 to October 31.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

In calculating the Fund’s daily net asset value, the Fund will account for its deferred tax asset and liability balances. In accordance with GAAP, the Fund will accrue a deferred income tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions received by the

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NOTES TO THE FINANCIAL STATEMENTS

Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. This accrual will be based on the current effective federal income tax rate plus an estimated state income tax rate.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that at least some portion of a deferred income tax asset will not be realized. From time to time as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. As of October 31, 2019, the Fund has placed a full valuation allowance on its deferred tax assets.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and income tax returns in various states.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes quarterly cash distributions to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

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In general, a distribution will constitute a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to the shareholder as a capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of

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NOTES TO THE FINANCIAL STATEMENTS

the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $23,867,754 and $74,543,243, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations. The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC (“BP Capital”). The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through October 25, 2020.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2019, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2021	2022	Total
Investor Class	$597	$21,678	$22,275
Institutional Class	$2,321	$20,660	$22,981

The Advisor did not recoup expenses during fiscal year 2019.

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The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $403,641 and 5.35%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $16,075,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$38,257,071
Gross tax unrealized appreciation	$4,333,242
Gross tax unrealized depreciation	(1,856,835)
Net tax unrealized appreciation/(depreciation)	$2,476,407

As of October 31, 2019, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$589,822
Capital loss	4,281,346
Unrealized (gain) loss on investments	(411,665)
Total deferred tax assets, net	4,459,503
Valuation allowance	(4,459,503)
Net	$—

For the year ended October 31, 2019, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the valuation allowance of the deferred tax assets.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount

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expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. At October 31, 2019, the Fund established a valuation allowance in the amount of $4,459,503 against its deferred tax assets.

To the extent the Fund has a net capital loss in any tax year, the net capital loss may be carried forward five years to offset any future realized capital gains. To the extent the Fund had a net operating loss that arose in a tax year ending prior to January 1, 2018, the effective date of the Tax Cuts and Jobs Act of 2017, the net operating loss may be carried forward 20 years to offset any future ordinary income.  Any net operating loss arising in a tax year ending after December 31, 2017, may be carried forward indefinitely. As of October 31, 2019, the Fund had capital loss carryforwards of $18,360,793 that expire as follows:

Amount	Expiration
$1,511,860	11/30/2020
2,137,300	11/30/2021
6,130,957	10/31/2023
8,580,676	10/31/2024

As of October 31, 2019, the Fund had net operating loss carryforwards of $2,309,111 that expire as follows:

Amount	Expiration
$950,543	11/30/2037
1,358,568	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$(644,050)
State income tax expense, net of federal benefit	(64,404)
Tax expense (benefit) on permanent items(1)	(46,348)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	(15,895)
Change in valuation allowance	754,802
Total tax expense	$(15,895)

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. Generally, tax authorities can examine all tax returns filed for the last three years. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2019, the 11-month period ended October 31, 2018, and the year ended November 30, 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	11-Month Period Ended	Year Ended
	October 31, 2019	October 31, 2018	November 30, 2017
Ordinary income(1)	$—	$—	$637,466
Long-term capital gain	—	—	—
Return of capital	4,858,531	7,826,085	4,084,626
	$4,858,531	$7,826,085	$4,722,092

(1) Ordinary income includes short-term capital gain.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On October 22, 2018, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, a Massachusetts business Trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund.The reorganization was effective as of the close of business on October 26, 2018.  The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

		Net Assets of the Fund
	Shares Issued to
Predecessor Fund	Shareholders of the			Tax Status
Net Assets	Predecessor Fund	Pre-Merger	Post-Merger	of Transfer
$98,129,391(1)	7,698,159	$0	$98,129,391	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized gains, and unrealized appreciation in the amounts of $(15,348,815), $(7,211,324), and $(5,832,377), respectively.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 2, 2019, distributions were declared and paid to shareholders of record on November 30, 2019, as follows:

Investor Class	$0.2575
Institutional Class	$0.2575

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Midstream Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Midstream Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the eleven months ended October 31, 2018, and for the year ended November 30, 2017, financial highlights for the year then ended, for the eleven months ended October 31, 2018, each of the three years in the period ended November 30, 2017, and for the period from December 31, 2013 (commencement of operations) to November 30, 2014, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley s erved as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$ 904.70	$8.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.32	$8.95

Institutional Class
Actual	$1,000.00	$ 905.40	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,017.57	$7.70

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Investor Class shares or 1.52% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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35

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	15.28%	4.62%	12.23%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(1)	15.63%	4.80%	12.33%
AGA Stock Index	16.69%	5.88%	13.23%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:  1.01% (Investor Class); 0.65% (Institutional Class)

(1)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a capitalization-weighted index consisting of publicly traded members of the American Gas Association whose securities are traded on a U.S. stock exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Gas Utility Fund returned 15.28%, underperforming the AGA Stock Index (the Fund’s primary benchmark), which returned 16.69%, but outperforming the S&P 500® Index, which returned 14.33%, for the same period.

The Fund slightly underperformed its primary benchmark due to Fund expenses, the timing of cash flows, trading costs, and the impact of holding cash. The Fund outperformed the broader domestic equity market, as represented by the S&P 500® Index, as a result of strong fundamentals within the Utilities sector as well as increased investor interest in income-oriented securities during a time when interest rates decreased meaningfully. Electric utility The Southern Company, pipeline company TC Energy Corporation, and energy services company Sempra Energy were among the holdings that contributed positively to Fund performance. Utility company PG&E Corporation, midstream distribution company Equitrans Midstream Corporation, and integrated natural gas company National Fuel Gas Company performed poorly and were among the holdings that detracted most from performance over the period.

The Fund continues to hold all of the companies mentioned.

Portfolio Strategy:

The Fund’s objective is to maintain a high correlation with its primary benchmark, the AGA Stock Index. The Fund seeks to achieve this goal by owning all of the companies in the AGA Stock Index in substantially the same proportion as the AGA Stock Index. The investment thesis of the Fund is that competitive and stable pricing, abundant domestic supply, and new sources and uses of natural gas should lead to long-term, steady growth in demand and drive growth in natural gas distribution. This should, in turn, drive long-term growth in earnings of the companies in the Fund. In addition, we believe that natural gas’s position as the cleanest of the fossil fuels should lead to additional increased demand, particularly from the electricity generation industry.

Investment Commentary:

We believe the strategy of the Fund remains compelling. The production of natural gas in the United States, in particular from shale producers, continues to grow steadily. Demand for natural gas from domestic sources, especially the power industry, also continues to grow. In addition, exports of natural gas via pipelines to Mexico and in the form of liquid natural gas to the rest of the world are increasing steadily. The Fund continues to seek acceptable total returns by investing in natural gas distribution companies with the potential for both income and long-term capital appreciation.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

HENNESSY FUNDS	1-800-966-4354
5

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Correlation measures the relationship between the changes of two or more financial variables over time.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
The Southern Co.	5.13%
Atmos Energy Corp.	5.00%
Dominion Resources, Inc.	5.00%
Sempra Energy	4.97%
Enbridge, Inc.	4.96%
Kinder Morgan, Inc.	4.92%
TC Energy Corp.	4.89%
Cheniere Energy, Inc.	4.82%
National Grid PLC – ADR	4.62%
WEC Energy Group, Inc.	4.59%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS – 98.15%	Number		% of
	of Shares	Value	Net Assets
Energy – 21.79%
Cheniere Energy, Inc. (a)	682,917	$42,033,541	4.82%
Enbridge, Inc. (b)	1,185,765	43,173,704	4.96%
Equitrans Midstream Corp.	918,345	12,783,362	1.47%
Kinder Morgan, Inc.	2,145,101	42,859,118	4.92%
TC Energy Corp. (b)	847,353	42,647,277	4.89%
Tellurian, Inc. (a)	795,690	6,341,649	0.73%
		189,838,651	21.79%

Financials – 2.63%
Berkshire Hathaway, Inc., Class A (a)	72	22,963,608	2.63%

Utilities – 73.73%
Algonquin Power & Utilities Corp. (b)	235,664	3,233,310	0.37%
ALLETE, Inc.	875	75,303	0.01%
Ameren Corp.	101,240	7,866,348	0.90%
Atmos Energy Corp.	387,586	43,595,673	5.00%
Avangrid, Inc.	177,700	8,893,885	1.02%
Avista Corp.	54,572	2,621,093	0.30%
Black Hills Corp.	134,547	10,606,340	1.22%
Centerpoint Energy, Inc.	536,828	15,605,590	1.79%
Chesapeake Utilities Corp.	53,158	5,039,379	0.58%
CMS Energy Corp.	381,998	24,417,312	2.80%
Consolidated Edison, Inc.	274,936	25,354,598	2.91%
Corning Natural Gas Holding Corp.	11,099	206,441	0.02%
Dominion Resources, Inc.	527,877	43,576,246	5.00%
DTE Energy Co.	182,304	23,210,945	2.66%
Duke Energy Corp.	258,787	24,393,263	2.80%
Entergy Corp.	7,360	894,093	0.10%
Eversource Energy	97,075	8,129,061	0.93%
Exelon Corp.	229,631	10,445,914	1.20%
Fortis, Inc. (b)	284,276	11,817,353	1.36%
MDU Resources Group, Inc.	359,407	10,383,268	1.19%
MGE Energy, Inc.	30,229	2,328,842	0.27%
National Fuel Gas Co.	226,924	10,281,927	1.18%
National Grid PLC – ADR (b)	688,844	40,207,824	4.62%
New Jersey Resources Corp.	241,634	10,535,242	1.21%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
NiSource, Inc.	979,781	$27,473,059	3.15%
Northwest Natural Holding Co.	128,803	8,933,776	1.03%
NorthWestern Corp.	42,398	3,074,703	0.35%
ONE Gas, Inc.	220,175	20,441,047	2.35%
PG&E Corp. (a)	287,449	1,773,560	0.20%
PPL Corp.	270,419	9,056,332	1.04%
Public Service Enterprise Group, Inc.	430,990	27,285,977	3.13%
RGC Resources, Inc.	34,254	999,189	0.12%
Sempra Energy	299,340	43,257,623	4.97%
South Jersey Industries, Inc.	336,171	10,811,259	1.24%
Southwest Gas Holdings, Inc.	184,817	16,134,524	1.85%
Spire, Inc.	173,491	14,583,654	1.67%
The Southern Co.	713,200	44,689,112	5.13%
UGI Corp.	239,752	11,428,978	1.31%
Unitil Corp.	37,198	2,316,320	0.27%
WEC Energy Group, Inc.	423,240	39,953,856	4.59%
Xcel Energy, Inc.	258,899	16,442,676	1.89%
		642,374,895	73.73%
Total Common Stocks
(Cost $450,000,902)		855,177,154	98.15%

PARTNERSHIPS – 0.91%

Energy – 0.91%%
Plains GP Holdings LP, Class A	426,255	7,911,293	0.91%

Total Partnerships
(Cost $8,792,197)		7,911,293	0.91%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

SHORT-TERM INVESTMENTS – 0.94%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.94%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	8,226,130	$8,226,130	0.94%

Total Short-Term Investments
(Cost $8,226,130)		8,226,130	0.94%

Total Investments
(Cost $467,019,229) – 100.00%		871,314,577	100.00%
Liabilities in Excess of Other Assets – 0.00%		(24,888)	0.00%

TOTAL NET ASSETS – 100.00%		$871,289,689	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
ADR – American Depository Receipt
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$189,838,651	$—	$—	$189,838,651
Financials	22,963,608	—	—	22,963,608
Utilities	642,168,454	206,441	—	642,374,895
Total Common Stocks	$854,970,713	$206,441	$—	$855,177,154
Partnerships
Energy	$7,911,293	$—	$—	$7,911,293
Total Partnerships	$7,911,293	$—	$—	$7,911,293
Short-Term Investments
Money Market Funds	$8,226,130	$—	$—	$8,226,130
Total Short-Term Investments	$8,226,130	$—	$—	$8,226,130
Total Investments	$871,108,136	$206,441	$—	$871,314,577

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $467,019,229)	$871,314,577
Dividends and interest receivable	423,410
Receivable for fund shares sold	128,205
Return of capital receivable	689,727
Prepaid expenses and other assets	47,650
Total assets	872,603,569

LIABILITIES:
Payable for fund shares redeemed	418,440
Payable to advisor	298,732
Payable to sub-transfer agents	161,810
Payable to administrator	151,239
Payable to auditor	22,553
Accrued distribution fees	128,521
Accrued service fees	65,667
Accrued trustees fees	6,599
Accrued expenses and other payables	60,319
Total liabilities	1,313,880
NET ASSETS	$871,289,689

NET ASSETS CONSISTS OF:
Capital stock	$483,078,751
Total distributable earnings	388,210,938
Total net assets	$871,289,689

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$764,104,957
Shares issued and outstanding	25,779,412
Net asset value, offering price, and redemption price per share	$29.64

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$107,184,732
Shares issued and outstanding	3,625,608
Net asset value, offering price, and redemption price per share	$29.56

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$26,604,950
Interest income	162,442
Total investment income	26,767,392

EXPENSES:
Investment advisory fees (See Note 5)	3,599,062
Sub-transfer agent expenses – Investor Class (See Note 5)	1,482,935
Sub-transfer agent expenses – Institutional Class (See Note 5)	118,286
Distribution fees – Investor Class (See Note 5)	1,203,602
Administration, accounting, custody, and transfer agent fees (See Note 5)	895,140
Service fees – Investor Class (See Note 5)	802,402
Reports to shareholders	58,698
Federal and state registration fees	54,287
Compliance expense (See Note 5)	25,810
Audit fees	22,557
Trustees’ fees and expenses	21,975
Legal fees	7,525
Interest expense (See Note 7)	2,503
Other expenses	429,442
Total expenses	8,724,224
NET INVESTMENT INCOME	$18,043,168

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$63,413,446
Net change in unrealized appreciation/depreciation on investments	46,797,092
Net gain on investments	110,210,538
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,253,706

(1)	Net of foreign taxes withheld and issuance fees of $848,482.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
12

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$18,043,168	$24,446,971
Net realized gain on investments	63,413,446	108,812,839
Net change in unrealized
appreciation/depreciation on investments	46,797,092	(180,455,187)
Net increase (decrease) in net
assets resulting from operations	128,253,706	(47,195,377)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(87,242,469)	(28,287,790)
Distributable earnings – Institutional Class	(10,746,642)	(3,147,794)
Total distributions	(97,989,111)	(31,435,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	27,141,120	47,357,112
Proceeds from shares subscribed – Institutional Class	29,423,854	91,140,382
Dividends reinvested – Investor Class	83,615,102	27,211,310
Dividends reinvested – Institutional Class	9,491,172	2,284,927
Cost of shares redeemed – Investor Class	(198,693,830)	(483,654,388)
Cost of shares redeemed – Institutional Class	(42,887,435)	(64,094,803)
Net decrease in net assets derived
from capital share transactions	(91,910,017)	(379,755,460)
TOTAL DECREASE IN NET ASSETS	(61,645,422)	(458,386,421)

NET ASSETS:
Beginning of year	932,935,111	1,391,321,532
End of year	$871,289,689	$932,935,111

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	951,713	1,647,747
Shares sold – Institutional Class	1,020,364	3,149,149
Shares issued to holders as reinvestment
of dividends – Investor Class	3,050,796	938,546
Shares issued to holders as reinvestment
of dividends – Institutional Class	346,698	79,037
Shares redeemed – Investor Class	(6,995,506)	(16,873,463)
Shares redeemed – Institutional Class	(1,502,291)	(2,258,650)
Net decrease in shares outstanding	(3,128,226)	(13,317,634)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$28.68	$30.35	$28.57	$27.69	$31.30

0.56 (1)	0.65	0.70	0.62	0.69
3.50	(1.52)	2.20	1.58	(2.69)
4.06	(0.87)	2.90	2.20	(2.00)

(0.62)	(0.64)	(0.72)	(0.69)	(0.70)
(2.48)	(0.16)	(0.40)	(0.63)	(0.91)
(3.10)	(0.80)	(1.12)	(1.32)	(1.61)
$29.64	$28.68	$30.35	$28.57	$27.69

15.28%	(2.86)%	10.39%	8.52%	(6.59)%

$764.10	$825.18	$1,306.70	$1,454.93	$1,649.21
1.00%	1.01%	1.01%	1.01%	0.93%
1.98%	2.18%	2.34%	2.25%	2.33%
12%	14%	18%	38%	37%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Year Ended October 31,		Period Ended
	2019	2018	October 31, 2017(1)
PER SHARE DATA:
Net asset value, beginning of period	$28.65	$30.32	$29.68

Income from investment operations:
Net investment income	0.64 (2)	0.71	0.62
Net realized and unrealized
gains (losses) on investments	3.50	(1.47)	0.72
Total from investment operations	4.14	(0.76)	1.34

Less distributions:
Dividends from net investment income	(0.73)	(0.75)	(0.70)
Dividends from net realized gains	(2.50)	(0.16)	—
Total distributions	(3.23)	(0.91)	(0.70)
Net asset value, end of period	$29.56	$28.65	$30.32

TOTAL RETURN	15.63%	(2.51)%	4.56	%(3)(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$107.18	$107.75	$84.62
Ratio of expenses to average net assets	0.69%	0.65%	0.64	%(5)
Ratio of net investment income
to average net assets	2.25%	2.47%	1.23	%(5)
Portfolio turnover rate(6)	12%	14%	18	%(4)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Calculated using the average shares outstanding method.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(9,204,326)	$9,204,326

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c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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NOTES TO THE FINANCIAL STATEMENTS

December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $110,255,215 and $275,674,855, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These

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shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO THE FINANCIAL STATEMENTS

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $47,025 and 5.25%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $7,401,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$524,740,694
Gross tax unrealized appreciation	$421,155,305
Gross tax unrealized depreciation	(74,581,422)
Net tax unrealized appreciation/(depreciation)	$346,573,883
Undistributed ordinary income	$—
Undistributed long-term capital gains	41,637,055
Total distributable earnings	$41,637,055
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$388,210,938

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$18,139,310	$27,292,416
Long-term capital gain	79,849,801	4,143,168
	$97,989,111	$31,435,584

(1) Ordinary income includes short-term capital gain.

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9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

Long-term
Investor Class	$1.44077
Institutional Class	$1.43757

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Gas Utility Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
27

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,035.40	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$5.00

Institutional Class
Actual	$1,000.00	$1,036.60	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.98% for Investor Class shares or 0.74% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 8.45% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the 12 months ended October 31, 2019. Geopolitical developments affected Japanese stocks throughout the year, and a number of companies made downward corrections to their performance primarily due to the U.S.-China trade dispute and concerns over the declining Chinese economy.

It is nearly impossible to completely steer clear of anything related to China, directly or indirectly, as it is the world’s second largest economy. You may choose to eliminate companies having operations in China from your portfolio, but then there are second order effects, such as declining inbound Chinese tourists hurting the Japanese domestic economy, and so forth. Such second order effects may also impact your portfolio.  Moreover, we believe China will remain an important market over the long run that will be hard to ignore.

Nonetheless, the Japanese economy continued to exhibit relatively strong growth, and the inflation rate remained positive over the past year. Prime Minister Shinzo Abe, now in his 7th year and serving longer than the previous six leaders combined, continued to provide much needed policy continuity and a pro-reform stance. The Japanese stock market closed the 12 months ended October 31, 2019, on a positive note thanks to robust economic metrics in the U.S., the belief that the U.S.-China trade dispute would be settled, and expectations that U.S. interest rates had bottomed out, which led to a return to a weaker yen.

Moreover, we believe the structural reform program in Japan continues to progress well. In October 2019, the government implemented a consumption tax increase from 8% to 10%. Compared to the previous hike in April 2014 from 5% to 8%, there seems to be a much smaller pre-tax increase in consumer demand this time. We may, therefore, see a much smaller post-tax negative impact on consumer demand than the last time. One of the possible reasons is because the government offered several consumer subsidy schemes that will remain in effect for more than six months to support consumption. In the labor market, unemployment remains low while the numbers of female, older, and foreign workers in Japan have grown. The country is also making progress on corporate governance reform. The percentage of independent directors exceeded 30% for the first time among listed companies (on the First Section of the Tokyo Stock Exchange, including Financials), and that of female directors is increasing as well, reaching 6%. Last but not least, the Japanese stock market is seeing a record pace of share buybacks and dividend payouts, partly due to unwinding cross share-holdings.

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2

LETTER TO SHAREHOLDERS

We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	10.60%	11.30%	12.60%
Hennessy Japan Fund –
Institutional Class (HJPIX)	11.02%	11.70%	12.94%
Russell/Nomura Total MarketTM Index	8.54%	7.50%	6.94%
Tokyo Price Index (TOPIX)	8.45%	7.65%	6.81%

Expense ratios:  1.44% (Investor Class); 1.02% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market based on market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Japan Fund returned 10.60%, outperforming both the Russell/Nomura Total Market™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned 8.54% and 8.45%, respectively, for the same period, in U.S. dollar terms.

The largest positive contributors to the Fund’s performance relative to its primary benchmark were Consumer Discretionary, Industrials, and Consumer Staples. The largest detractors to the Fund’s performance were Financials, Materials, and Real Estate.

Among the best performing stocks in the Fund during the period were KEYENCE Corporation, the supplier of factory automation related sensors, Fast Retailing Co. Ltd., the operator of “UNIQLO” brand casual wear stores, and Terumo Corp., one of the world’s leading medical device manufacturers. Shares of KEYENCE have done well on the back of the company’s strong performance in China compared to rivals that are struggling. Shares of Fast Retailing performed well due to continued overseas business expansion across Southeast Asia that has helped the company’s overseas operating profit exceed income in Japan for the first time on record. Lastly, shares of Terumo advanced as the company’s Cardiac and Vascular Company returned to double-digit revenue growth. The Fund continues to hold all of the companies mentioned.

The main detractors to the Fund’s performance were Rohto Pharmaceutical Co., a leading skincare cosmetics and over-the-counter ophthalmic medicines producer, Mitsubishi UFJ Financial Group, Inc., a large financial services provider, and Japan Tobacco Inc., one of the largest global tobacco manufacturers. Rohto saw its shares tumble during the period following earnings results that showed operating income falling sharply on the back of an increase in strategic spending for new growth areas and costs for comprehensive operational streamlining. Mitsubishi UFJ’s share price declined as negative interest rates and the shift to online banking hurt profitability. Japan Tobacco performed poorly because of weaker-than-expected sales of its e-cigarettes amid strong competition. The Fund continues to hold all of the companies mentioned.

Portfolio Strategy:

The Fund seeks long-term capital appreciation by investing in Japanese companies regardless of market capitalization. We screen for companies that we believe have strong businesses and management, and are trading at an attractive price. Through in-depth and rigorous analysis and on-site research, we identify stocks with a “value gap.”  The portfolio is limited to our best ideas and maintains a concentrated number of holdings.

Investment Commentary:

Concerns over escalating trade tensions between the U.S. and China took a toll on equity markets for the better part of the 12-month period ended October 31, 2019. These tensions affected the Fund as well. Regular market participants would probably agree that

HENNESSY FUNDS	1-800-966-4354
5

stock markets are efficient over the long term, in that they reward share prices of companies who create value in excess of cost of capital and grow earnings at higher than average rates. The tricky part of this cliché, however, is that the word “long term” usually exceeds what an ordinary investor can stomach. Humans are prone to take quick profit in order to secure their gains or realize the losses when their investments go south even temporarily. As such, in the short run, the share price of a company can fluctuate independent of the company’s true intrinsic value.

We make a conscious decision to invest in businesses with significant international growth opportunities given the mature state of their home market, in which declining demographics and shrinking demand are the norm. This brings an inevitable headwind from the current Chinese economic slowdown. Some of the Fund’s holdings have exposure to China, ranging anywhere from 10-30% of total revenues. The companies considered to be near the top end of this range (about 30% of revenues) are Unicharm Corporation and Rohto. These companies are in the personal care items/toiletries business with products that are highly sought after by local Chinese consumers and manufactured in Japan for export or produced locally. Thus, we do not view them as being at high-risk.

The companies with lower/moderate exposure to China (about 10-20% of revenues) are NIDEC Corporation, Misumi Group, and KEYENCE, which have more economically sensitive demand for their products. We intend to continue holding these names since their revenue base is more globalized than the likes of Unicharm and Rohto. As such, revenue from other geographies (U.S., Europe, rest of Asia, Japan) should be able to offset in the long run. Furthermore, we believe these industrial companies have excellent track records of navigating through past economic crises thanks to the strong leadership of their respective management teams.

As the world’s second largest economy, it is nearly impossible to completely avoid anything related to China, directly or indirectly. You may choose to eliminate companies having operations in China from your portfolio, but then there are second-order effects, such as declining inbound Chinese tourists hurting the Japanese domestic economy, etc., which may also impact your portfolio. Moreover, we believe China will remain an important market over the long run that will be hard to ignore. We therefore believe that the key is to manage this headwind by spreading investments in your portfolio broadly so as not to rely too much on any one country, region, or industry.

______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Daikin Industries	5.61%
Shimano, Inc.	5.52%
Nidec Corp.	5.49%
Recruit Holdings Co., Ltd.	5.42%
Rohto Pharmaceutical Co., Ltd.	5.33%
Kubota Corp.	5.06%
Fast Retailing Co., Ltd.	5.04%
Terumo Corp.	4.96%
Unicharm Corp.	4.92%
Keyence Corp.	4.80%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 96.60%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.31%
Softbank Group Corp.	782,800	$30,111,510	4.31%

Consumer Discretionary – 18.58%
Asics Corp.	930,000	15,966,548	2.28%
Fast Retailing Co., Ltd.	57,100	35,213,120	5.04%
Isuzu Motors, Ltd.	475,000	5,519,457	0.79%
Nitori Holdings Co Ltd.	184,000	28,006,848	4.01%
Ryohin Keikaku Co., Ltd.	296,000	6,589,633	0.94%
Shimano, Inc.	231,500	38,533,351	5.52%
		129,828,957	18.58%

Consumer Staples – 19.87%
Ariake Japan Co., Ltd.	205,300	15,936,991	2.28%
Japan Tobacco, Inc.	816,300	18,450,594	2.64%
Kao Corp.	408,100	32,810,704	4.70%
Rohto Pharmaceutical Co., Ltd.	1,239,200	37,228,716	5.33%
Unicharm Corp.	1,014,000	34,365,345	4.92%
		138,792,350	19.87%

Financials – 7.98%
Anicom Holdings, Inc.	494,100	18,164,168	2.60%
Mitsubishi UFJ Financial Group, Inc.	6,140,700	31,835,159	4.55%
Sumitomo Mitsui Financial Group, Inc.	162,900	5,783,471	0.83%
		55,782,798	7.98%

Health Care – 8.21%
Takeda Pharmaceutical Co Ltd.	628,000	22,691,573	3.25%
Terumo Corp.	1,061,300	34,637,357	4.96%
		57,328,930	8.21%

Industrials – 30.31%
Daikin Industries	280,300	39,230,687	5.61%
Kubota Corp.	2,224,200	35,327,542	5.06%
Misumi Group, Inc.	1,271,600	31,966,450	4.58%
Mitsubishi Corp.	1,139,100	28,972,343	4.15%
Nidec Corp.	260,400	38,337,595	5.49%
Recruit Holdings Co., Ltd.	1,140,200	37,893,456	5.42%
		211,728,073	30.31%

Information Technology – 4.80%
Keyence Corp.	53,000	33,511,710	4.80%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 0.83%
Fuji Seal International, Inc.	232,200	$5,767,781	0.83%

Real Estate – 1.71%
Relo Group, Inc.	489,000	11,967,509	1.71%

Total Common Stocks
(Cost $540,599,775)		674,819,618	96.60%

SHORT-TERM INVESTMENTS – 2.95%

Money Market Funds – 2.95%
First American Government Obligations Fund,
Institutional Class, 1.74% (a)	20,641,769	20,641,769	2.95%

Total Short-Term Investments
(Cost $20,641,769)		20,641,769	2.95%

Total Investments
(Cost $561,241,544) – 99.55%		695,461,387	99.55%
Other Assets in Excess of Liabilities – 0.45%		3,173,792	0.45%

TOTAL NET ASSETS – 100.00%		$698,635,179	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$30,111,510	$—	$30,111,510
Consumer Discretionary	—	129,828,957	—	129,828,957
Consumer Staples	—	138,792,350	—	138,792,350
Financials	—	55,782,798	—	55,782,798
Health Care	—	57,328,930	—	57,328,930
Industrials	—	211,728,073	—	211,728,073
Information Technology	—	33,511,710	—	33,511,710
Materials	—	5,767,781	—	5,767,781
Real Estate	—	11,967,509	—	11,967,509
Total Common Stocks	$—	$674,819,618	$—	$674,819,618
Short-Term Investments
Money Market Funds	$20,641,769	$—	$—	$20,641,769
Total Short-Term Investments	$20,641,769	$—	$—	$20,641,769
Total Investments	$20,641,769	$674,819,618	$—	$695,461,387

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $561,241,544)	$695,461,387
Dividends and interest receivable	3,228,463
Receivable for fund shares sold	929,722
Prepaid expenses and other assets	62,476
Total assets	699,682,048

LIABILITIES:
Payable for fund shares redeemed	333,763
Payable to advisor	455,878
Payable to administrator	117,626
Payable to auditor	22,547
Accrued distribution fees	12,789
Accrued service fees	7,098
Accrued trustees fees	6,596
Accrued expenses and other payables	90,572
Total liabilities	1,046,869
NET ASSETS	$698,635,179

NET ASSETS CONSISTS OF:
Capital stock	$561,480,005
Total distributable earnings	137,155,174
Total net assets	$698,635,179

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$87,220,684
Shares issued and outstanding	2,346,715
Net asset value, offering price, and redemption price per share	$37.17

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$611,414,495
Shares issued and outstanding	15,934,023
Net asset value, offering price, and redemption price per share	$38.37

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$9,261,259
Interest income	744,652
Total investment income	10,005,911

EXPENSES:
Investment advisory fees (See Note 5)	4,955,455
Sub-transfer agent expenses – Investor Class (See Note 5)	224,271
Sub-transfer agent expenses – Institutional Class (See Note 5)	476,083
Administration, accounting, custody, and transfer agent fees (See Note 5)	629,289
Distribution fees – Investor Class (See Note 5)	138,764
Service fees – Investor Class (See Note 5)	92,510
Federal and state registration fees	74,240
Reports to shareholders	42,040
Compliance expense (See Note 5)	25,810
Audit fees	22,548
Trustees’ fees and expenses	20,495
Legal fees	5,242
Other expenses	37,148
Total expenses	6,743,895
NET INVESTMENT INCOME	$3,262,016

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$941,773
Net change in unrealized appreciation/depreciation on investments	64,311,703
Net gain on investments	65,253,476
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,515,492

(1)	Net of foreign taxes withheld of $1,029,031.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$3,262,016	$1,562,238
Net realized gain (loss) on investments	941,773	(652,030)
Net change in unrealized
appreciation/depreciation on investments	64,311,703	(3,199,977)
Net increase (decrease) in net
assets resulting from operations	68,515,492	(2,289,769)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(35,216)	(15,953)
Distributable earnings – Institutional Class	(1,309,459)	(192,575)
Total distributions	(1,344,675)	(208,528)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	35,974,622	68,964,189
Proceeds from shares subscribed – Institutional Class	382,329,976	371,916,788
Dividends reinvested – Investor Class	34,287	15,517
Dividends reinvested – Institutional Class	1,275,785	171,054
Cost of shares redeemed – Investor Class	(60,746,390)	(51,079,674)
Cost of shares redeemed – Institutional Class	(230,489,467)	(146,269,372)
Net increase in net assets derived
from capital share transactions	128,378,813	243,718,502
TOTAL INCREASE IN NET ASSETS	195,549,630	241,220,205

NET ASSETS:
Beginning of year	503,085,549	261,865,344
End of year	$698,635,179	$503,085,549

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,043,125	1,945,260
Shares sold – Institutional Class	10,907,846	10,243,014
Shares issued to holders as reinvestment
of dividends – Investor Class	1,053	445
Shares issued to holders as reinvestment
of dividends – Institutional Class	38,071	4,774
Shares redeemed – Investor Class	(1,770,416)	(1,451,162)
Shares redeemed – Institutional Class	(6,541,834)	(3,991,370)
Net increase in shares outstanding	3,677,845	6,750,961

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018		2017	2016	2015

$33.63	$32.75		$27.81	$24.07	$21.77

0.05 (1)	(0.00	)(2)	(0.03)	(0.11)	(0.10)
3.50	0.89		4.97	3.85	2.40
3.55	0.89		4.94	3.74	2.30

(0.01)	(0.01)		—	—	—
(0.01)	(0.01)		—	—	—
$37.17	$33.63		$32.75	$27.81	$24.07

10.60%	2.70%		17.76%	15.54%	10.56%

$87.22	$103.33		$84.44	$61.85	$61.56
1.43%	1.43%		1.46%	1.50%	1.53%
0.14%	(0.02)%		(0.15)%	(0.38)%	(0.44)%
9%	1%		0%	5%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$34.67	$33.64	$28.45	$24.55	$22.15

0.21 (1)	0.15	0.03	(0.01)	(0.02)
3.60	0.91	5.16	3.91	2.42
3.81	1.06	5.19	3.90	2.40

(0.11)	(0.03)	—	—	—
(0.11)	(0.03)	—	—	—
$38.37	$34.67	$33.64	$28.45	$24.55

11.02%	3.14%	18.24%	15.89%	10.84%

$611.41	$399.76	$177.42	$67.78	$54.13
1.03%	1.01%	1.05%	1.17%	1.27%
0.59%	0.49%	0.30%	(0.03)%	(0.08)%
9%	1%	0%	5%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(369,098)	$369,098

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that

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NOTES TO THE FINANCIAL STATEMENTS

significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as

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determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $191,957,767 and $50,699,805 respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2019, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.36% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

HENNESSY FUNDS	1-800-966-4354
23

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$561,371,434
Gross tax unrealized appreciation	$154,957,601
Gross tax unrealized depreciation	(20,873,572)
Net tax unrealized appreciation/(depreciation)	$134,084,029
Undistributed ordinary income	$2,548,524
Undistributed long-term capital gains	522,621
Total distributable earnings	$3,071,145
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$137,155,174

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

During fiscal year 2019, the capital losses utilized by the Fund were $279,907.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$1,344,675	$208,528
Long-term capital gain	—	—
	$1,344,675	$208,528

(1) Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

Long-term
Investor Class	$0.02769
Institutional Class	$0.02860

HENNESSY FUNDS	1-800-966-4354
25

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

HENNESSYFUNDS.COM
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee
Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSY FUNDS	1-800-966-4354
27

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
29

Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,032.50	$7.47
Hypothetical (5% return before expenses)	$1,000.00	$1,017.86	$7.42

Institutional Class
Actual	$1,000.00	$1,034.20	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.83	$5.43

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.46% for Investor Class shares or 1.07% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2019, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$10,290,290	$1,029,031

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 8.45% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the 12 months ended October 31, 2019. Geopolitical developments affected Japanese stocks throughout the year, and a number of companies made downward corrections to their performance primarily due to the U.S.-China trade dispute and concerns over the declining Chinese economy.

It is nearly impossible to completely steer clear of anything related to China, directly or indirectly, as it is the world’s second largest economy. You may choose to eliminate companies having operations in China from your portfolio, but then there are second order effects, such as declining inbound Chinese tourists hurting the Japanese domestic economy, and so forth. Such second order effects may also impact your portfolio.  Moreover, we believe China will remain an important market over the long run that will be hard to ignore.

Nonetheless, the Japanese economy continued to exhibit relatively strong growth, and the inflation rate remained positive over the past year. Prime Minister Shinzo Abe, now in his 7th year and serving longer than the previous six leaders combined, continued to provide much needed policy continuity and a pro-reform stance. The Japanese stock market closed the 12 months ended October 31, 2019, on a positive note thanks to robust economic metrics in the U.S., the belief that the U.S.-China trade dispute would be settled, and expectations that U.S. interest rates had bottomed out, which led to a return to a weaker yen.

Moreover, we believe the structural reform program in Japan continues to progress well. In October 2019, the government implemented a consumption tax increase from 8% to 10%. Compared to the previous hike in April 2014 from 5% to 8%, there seems to be a much smaller pre-tax increase in consumer demand this time. We may, therefore, see a much smaller post-tax negative impact on consumer demand than the last time. One of the possible reasons is because the government offered several consumer subsidy schemes that will remain in effect for more than six months to support consumption. In the labor market, unemployment remains low while the numbers of female, older, and foreign workers in Japan have grown. The country is also making progress on corporate governance reform. The percentage of independent directors exceeded 30% for the first time among listed companies (on the First Section of the Tokyo Stock Exchange, including Financials), and that of female directors is increasing as well, reaching 6%. Last but not least, the Japanese stock market is seeing a record pace of share buybacks and dividend payouts, partly due to unwinding cross share-holdings.

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LETTER TO SHAREHOLDERS

We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	6.30%	12.35%	12.58%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	6.73%	12.68%	12.74%
Russell/Nomura Small CapTM Index	5.36%	9.21%	8.75%
Tokyo Price Index (TOPIX)	8.45%	7.65%	6.81%

Expense ratios:  1.47% (Investor Class); 1.05% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market based on market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the

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PERFORMANCE OVERVIEW

Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Tetsuya Hirano, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Japan Small Cap Fund returned 6.30%, outperforming the Russell/Nomura Small Cap™ Index (the Fund’s primary benchmark), which returned 5.36%, but underperforming the Tokyo Stock Price Index (TOPIX), which returned 8.45%, for the same period, in U.S. dollar terms.

Over the past year, domestic, non-manufacturing names have performed better than manufacturers who have more exposure of overseas sales. We believe valuation differences and trade and geopolitical conflicts have caused this market phenomena. We increased exposure to domestic stocks toward the middle of 2019 during this uncertain overseas environment, but started reducing domestic exposure after September because of narrowing valuation gaps.

In terms of individual stocks, Kobe Bussan Co. Ltd., a food production and distribution company that operates discount retail stores, was the best contributor to Fund performance. Consumer preference for low prices led to increased demand for the company’s products, and we expect this trend to continue. The company is able to provide quality products at competitive prices through continuous improvement not only in their supply chain management but also in their store operational efficiency. Electronics, communications, and visual content production provider SUNCORPORATION also contributed positively to Fund performance as investors expected significant profits growth from an acquired Israeli company that is a market leader in forensic software. Benefit One, Inc., an administration service provider for benefits, health checkups, and health guidance, also performed well as their BPO (business process outsourcing) business contributed significantly to providing solutions to labor-market issues.

The worst contributor to Fund performance was UMC Electronics Co., Ltd., an electronics manufacturing services company. The company experienced accounting problems in its Chinese subsidiary in July 2019, which led to the risk of delisting due to the delay in submitting financial statements. Mimaki Engineering Co., Ltd., a provider of industrial inkjet printers, cutting plotters, and inks, also performed poorly due to weak sales, especially in the European Union, and intensifying competition among their existing products. Shares of global market research and digital marketing solutions provider Macromill, Inc. also declined due to worse than expected overseas operations and decreased earnings from traditional marketing due to their client’s rapid shift toward digital marketing.

The Fund has fully divested from UMC Electronics Co., Ltd. and Macromill, Inc.

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Portfolio Strategy and Investment Commentary:

Looking at the Japanese economy, we may face a short correction due to worsening consumer sentiment caused by a consumption tax increase, which occurred from October 1, 2019. However, looking at the business environment, the worst seems to be behind us. The decline in global production due to trade conflicts between China and the U.S. has already bottomed, and we expect a recovery. The agreement between Japan and the U.S. has been a relief for Japanese manufacturers, and they expect to increase investments in coming months. We also expect global smartphone and semiconductor markets to recover after the inventory correction. Earnings of Japanese companies should recover following these trends. Japanese small-caps have underperformed the broader market over the past six months, mainly due to profit taking and concerns over fundamentals. Valuations overall hit multi-year lows, and in general, small-cap stocks became cheaper than large caps. Therefore, we expect the Japanese stock market to perform favorably, with better performance of small-cap stocks in particular.

The investment strategy of the Fund remains the same. The Fund seeks companies with strong business models and exceptional management trading at attractive valuations. In addition, considering the environment described above, we will focus more on manufacturing sectors whose valuations have become relatively more attractive with a more promising long-term growth scenario.

_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Takeei Corp.	2.74%
Sato Holdings Corp.	2.51%
Daihen Corp.	2.37%
Nippon Koei Co., Ltd.	2.27%
NS Solutions Corp.	2.25%
Elecom Co., Ltd.	2.25%
METAWATER Co., Ltd.	2.21%
Kobe Bussan Co., Ltd.	2.21%
Kito Corp.	2.19%
Hanwa Co., Ltd.	2.17%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.35%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.03%
Kakaku.com., Inc.	113,700	$2,640,102	2.03%

Consumer Discretionary – 14.47%
Bic Camera, Inc.	125,300	1,368,036	1.05%
DCM Holdings Co., Ltd.	207,900	2,058,043	1.58%
Hiramatsu, Inc.	199,900	587,418	0.45%
Kasai Kogyo Co., Ltd.	213,400	1,727,169	1.33%
Kushikatsu Tanaka Holdings Co.	33,800	742,617	0.57%
Matsuoka Corp.	65,500	1,198,122	0.92%
Nojima Corp.	74,700	1,325,123	1.02%
Pacific Industrial Co., Ltd.	183,300	2,501,176	1.92%
Parco Co., Ltd.	120,900	1,456,955	1.12%
Saizeriya Co., Ltd.	111,900	2,540,594	1.95%
Seiren Co., Ltd.	106,400	1,311,721	1.01%
Studio Atao Co., Ltd.	82,900	475,572	0.37%
TPR Co., Ltd.	85,600	1,532,416	1.18%
		18,824,962	14.47%

Consumer Staples – 6.25%
Cosmos Pharmaceutical Corp.	9,500	1,961,854	1.51%
Kobe Bussan Co., Ltd.	97,200	2,876,223	2.21%
Nishimoto Co., Ltd.	69,000	2,224,703	1.71%
Starzen Co., Ltd.	25,300	1,066,430	0.82%
		8,129,210	6.25%

Financials – 1.64%
Lifenet Insurance Co. (a)	330,700	2,139,508	1.64%

Health Care – 2.40%
CYBERDYNE, Inc. (a)	95,800	616,781	0.48%
Ship Healthcare Holdings, Inc.	58,700	2,501,897	1.92%
		3,118,678	2.40%

Industrials – 40.50%
Bell System24 Holdings, Inc.	137,000	2,237,709	1.72%
Benefit One, Inc.	134,500	2,722,614	2.09%
Daihen Corp.	98,300	3,080,728	2.37%
Fugi Corp.	83,600	1,388,199	1.07%
Hamakyorex Co., Ltd.	23,100	788,187	0.61%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Hanwa Co., Ltd.	96,900	$2,823,037	2.17%
Hito Communications Holdings, Inc.	155,800	2,389,923	1.84%
Hoshizaki Corp.	16,000	1,360,037	1.05%
Juki Corp.	125,800	1,134,715	0.87%
KAWADA TECHNOLOGIES, Inc.	28,300	1,865,341	1.43%
Kito Corp.	187,500	2,853,219	2.19%
METAWATER Co., Ltd.	73,500	2,880,274	2.21%
MIRAIT Holdings Corp.	124,400	1,997,492	1.54%
Mitsubishi Logisnext Co., Ltd.	227,200	2,444,597	1.88%
Nihon Flush Co., Ltd.	94,500	2,135,962	1.64%
Nippon Koei Co., Ltd.	95,400	2,951,348	2.27%
Okamura Corp.	271,100	2,718,728	2.09%
Sato Holdings Corp.	110,700	3,258,615	2.51%
SBS Holdings, Inc.	168,900	2,775,906	2.13%
Senko Group Holdings Co., Ltd.	317,500	2,553,838	1.96%
Takeei Corp.	306,900	3,563,660	2.74%
Tocalo Co., Ltd.	279,400	2,754,513	2.12%
		52,678,642	40.50%

Information Technology – 18.22%
Digital Garage, Inc.	76,600	2,507,481	1.93%
Elecom Co., Ltd.	75,400	2,927,871	2.25%
Macnica Fuji Electronics Holdings, Inc.	156,300	2,649,406	2.04%
Mimaki Engineering Co., Ltd.	209,200	1,048,965	0.80%
Nihon Unisys Ltd.	78,000	2,574,739	1.98%
Nippon Signal Company, Ltd.	224,600	2,588,198	1.99%
NS Solutions Corp.	86,200	2,930,639	2.25%
Sun Corp.	141,800	1,930,528	1.48%
Towa Corp.	240,400	2,364,145	1.82%
Transcosmos, Inc.	86,800	2,183,571	1.68%
		23,705,543	18.22%

Materials – 7.04%
Asia Pile Holdings Co.	452,100	2,444,167	1.88%
Kuriyama Holdings Corp.	239,800	1,833,031	1.41%
Sanyo Chemical Industries Ltd.	27,300	1,302,519	1.00%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials (Continued)
Stella Chemifa Corp.	89,000	$2,589,478	1.99%
Tokyo Ohka Kogyo Co., Ltd.	25,100	994,046	0.76%
		9,163,241	7.04%

Real Estate – 2.29%
Star Mica Holdings Co., Ltd.	94,700	1,713,270	1.32%
Tosei Corp.	100,300	1,265,161	0.97%
		2,978,431	2.29%

Utilities – 1.51%
EF-ON, Inc.	292,800	1,970,525	1.51%

Total Common Stocks
(Cost $112,343,382)		125,348,842	96.35%

SHORT-TERM INVESTMENTS – 3.17%

Money Market Funds – 3.17%
First American Government Obligations Fund,
Institutional Class, 1.74% (b)	4,118,277	4,118,277	3.17%

Total Short-Term Investments
(Cost $4,118,277)		4,118,277	3.17%

Total Investments
(Cost $116,461,659) – 99.52%		129,467,119	99.52%
Other Assets in Excess of Liabilities – 0.48%		619,407	0.48%

TOTAL NET ASSETS – 100.00%		$130,086,526	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$2,640,102	$—	$2,640,102
Consumer Discretionary	—	18,824,962	—	18,824,962
Consumer Staples	—	8,129,210	—	8,129,210
Financials	—	2,139,508	—	2,139,508
Health Care	—	3,118,678	—	3,118,678
Industrials	—	52,678,642	—	52,678,642
Information Technology	—	23,705,543	—	23,705,543
Materials	—	9,163,241	—	9,163,241
Real Estate	—	2,978,431	—	2,978,431
Utilities	—	1,970,525	—	1,970,525
Total Common Stocks	$—	$125,348,842	$—	$125,348,842
Short-Term Investments
Money Market Funds	$4,118,277	$—	$—	$4,118,277
Total Short-Term Investments	$4,118,277	$—	$—	$4,118,277
Total Investments	$4,118,277	$125,348,842	$—	$129,467,119

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $116,461,659)	$129,467,119
Dividends and interest receivable	887,243
Receivable for fund shares sold	103,663
Prepaid expenses and other assets	29,013
Total assets	130,487,038

LIABILITIES:
Payable for fund shares redeemed	207,453
Payable to advisor	86,238
Payable to administrator	21,923
Payable to auditor	22,551
Accrued distribution fees	11,000
Accrued service fees	5,533
Accrued trustees fees	6,598
Accrued expenses and other payables	39,216
Total liabilities	400,512
NET ASSETS	$130,086,526

NET ASSETS CONSISTS OF:
Capital stock	$120,392,867
Total distributable earnings	9,693,659
Total net assets	$130,086,526

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$66,304,571
Shares issued and outstanding	4,296,333
Net asset value, offering price, and redemption price per share	$15.43

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$63,781,955
Shares issued and outstanding	4,172,952
Net asset value, offering price, and redemption price per share	$15.28

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$2,566,127
Interest income	82,266
Total investment income	2,648,393

EXPENSES:
Investment advisory fees (See Note 5)	1,220,115
Sub-transfer agent expenses – Investor Class (See Note 5)	195,823
Sub-transfer agent expenses – Institutional Class (See Note 5)	71,414
Administration, accounting, custody, and transfer agent fees (See Note 5)	161,422
Distribution fees – Investor Class (See Note 5)	117,494
Service fees – Investor Class (See Note 5)	78,329
Federal and state registration fees	56,503
Compliance expense (See Note 5)	25,810
Audit fees	22,552
Trustees’ fees and expenses	18,716
Interest expense (See Note 7)	18,570
Reports to shareholders	17,667
Legal fees	1,260
Other expenses	14,046
Total expenses	2,019,721
NET INVESTMENT INCOME	$628,672

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(3,898,603)
Net change in unrealized appreciation/depreciation on investments	9,297,065
Net gain on investments	5,398,462
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,027,134

(1)	Net of foreign taxes withheld of $285,661.

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$628,672	$953,265
Net realized gain (loss) on investments	(3,898,603)	8,566,596
Net change in unrealized
appreciation/depreciation on investments	9,297,065	(13,684,693)
Net increase (decrease) in net
assets resulting from operations	6,027,134	(4,164,832)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,091,719)	(1,780,476)
Distributable earnings – Institutional Class	(3,196,949)	(1,109,923)
Total distributions	(6,288,668)	(2,890,399)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	16,258,683	111,702,386
Proceeds from shares subscribed – Institutional Class	30,397,388	137,676,100
Dividends reinvested – Investor Class	3,007,874	1,748,813
Dividends reinvested – Institutional Class	2,892,147	1,109,776
Cost of shares redeemed – Investor Class	(54,044,581)	(80,170,785)
Cost of shares redeemed – Institutional Class	(67,515,691)	(64,230,751)
Net increase (decrease) in net assets derived
from capital share transactions	(69,004,180)	107,835,539
TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,265,714)	100,780,308

NET ASSETS:
Beginning of year	199,352,240	98,571,932
End of year	$130,086,526	$199,352,240

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,129,349	6,964,885
Shares sold – Institutional Class	2,150,721	8,685,841
Shares issued to holders as reinvestment
of dividends – Investor Class	211,079	113,712
Shares issued to holders as reinvestment
of dividends – Institutional Class	206,255	72,917
Shares redeemed – Investor Class	(3,779,544)	(5,026,572)
Shares redeemed – Institutional Class	(4,821,215)	(4,071,372)
Net increase (decrease) in shares outstanding	(4,903,355)	6,739,411

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$14.99	$14.92	$11.29	$10.29	$10.51

0.03 (1)	0.05	0.08	0.03	(0.02)
0.88	0.35	3.77	1.31	0.71
0.91	0.40	3.85	1.34	0.69

—	(0.05)	(0.12)	—	—
(0.47)	(0.28)	(0.10)	(0.34)	(0.91)
(0.47)	(0.33)	(0.22)	(0.34)	(0.91)
$15.43	$14.99	$14.92	$11.29	$10.29

6.30%	2.64%	34.82%	13.44%	7.37%

$66.30	$100.93	$69.86	$26.23	$22.68
1.52%	1.46%	1.60%	1.91%	2.12%
0.23%	0.21%	0.26%	0.25%	(0.38)%
21%	35%	41%	22%	75%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(5)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

				Period Ended
Year Ended October 31,				October 31,
2019	2018	2017	2016	2015(1)

$14.83	$14.72	$11.33	$10.30	$10.89

0.09 (2)	0.11	0.05	0.06	(0.01)
0.86	0.36	3.78	1.31	(0.58)
0.95	0.47	3.83	1.37	(0.59)

(0.04)	(0.08)	(0.10)	—	—
(0.46)	(0.28)	(0.34)	(0.34)	—
(0.50)	(0.36)	(0.44)	(0.34)	—
$15.28	$14.83	$14.72	$11.33	$10.30

6.73%	3.12%	35.17%	13.73%	(5.42	)%(3)

$63.78	$98.42	$28.71	$3.42	$2.65
1.12%	1.04%	1.19%	1.63%	1.86	%(4)
0.61%	0.77%	0.80%	0.63%	(1.04	)%(4)
21%	35%	41%	22%	75	%(3)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$ —	$ —

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities

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NOTES TO THE FINANCIAL STATEMENTS

exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be

HENNESSY FUNDS	1-800-966-4354
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given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $31,272,226 and $109,529,430, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.

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24

NOTES TO THE FINANCIAL STATEMENTS

The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2019, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $335,164 and 5.46%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year was $12,102,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$117,570,374
Gross tax unrealized appreciation	$23,229,518
Gross tax unrealized depreciation	(11,332,904)
Net tax unrealized appreciation/(depreciation)	$11,896,614
Undistributed ordinary income	$1,959,489
Undistributed long-term capital gains	—
Total distributable earnings	$1,959,489
Other accumulated gain/(loss)	$(4,162,444)
Total accumulated gain/(loss)	$9,693,659

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NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2019, the Fund had capital loss carryforwards as follows:

$4,162,444	Unlimited Short-Term

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$275,405	$583,714
Long-term capital gain	6,013,263	2,306,685
	$6,288,668	$2,890,399

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Small Cap Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended October 31, 2016, have been audited by other auditors, whose report dated December 22, 2016, expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,064.10	$7.97
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.79

Institutional Class
Actual	$1,000.00	$1,065.60	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.92

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Investor Class shares or 1.16% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.94%.

For the year ended October 31, 2019, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$2,851,789	$285,661

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	8.75%	7.47%	9.36%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	9.16%	7.85%	9.54%
Russell 1000® Financial Services Index	17.12%	11.50%	12.66%
Russell 1000® Index	14.15%	10.55%	13.72%

Expense ratios:  1.70% (Investor Class); 1.35% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Large Cap Financial Fund returned 8.75%, underperforming both the Russell 1000® Financial Services Index (the Fund’s primary benchmark) and the Russell 1000® Index, which returned 17.12% and 14.15%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark predominantly resulted from its holdings within Diversified Financials as well as its lack of exposure to REITs (Real Estate Investment Trusts), which performed well during the time period. This underperformance was offset, to some degree, by positive contributions from the Fund’s overweight position in Software and Services. Mastercard, Inc., Moody’s Corporation, Visa, Inc., and PayPal Holdings, Inc. contributed to performance during the period. Green Dot Corporation, Square, Inc., and Zillow Group, Inc. were the biggest detractors during the period.

The Fund continues to hold the companies mentioned except for Green Dot and Zillow.

Portfolio Strategy:

Historically, the Fund has tilted its investments more heavily toward regional banks and diversified global banks and to a lesser degree toward insurance, real estate, asset managers, and software service providers. However, we have increased our exposure to electronic payment companies over the last few years. We believe that growth in the electronic payment industry will continue as the use of mobile payment methods spreads.

In general, we seek companies that we believe have high-quality management teams, less complex business models, and the prospect of sustainable earnings growth over time. We also try to identify companies that we expect will do well in the current environment, which is characterized by low interest rates, competitive loan markets, evolving electronic payment platforms, growing attention to costs, and business model repositioning. We are less interested in focusing solely on companies that appear to promise an increase in profitability when interest rates rise, loan demand increases, or product pricing becomes more favorable. We believe the timing of these macro industry dynamics is difficult to predict and not a long-term investment strategy.

Investment Commentary:

We continue to believe that the outlook for large-cap financial companies is good. The macroeconomic environment in the United States is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained steady. We believe the recent interest rate cuts by the Federal Reserve are intended to prolong the economic expansion. This should help large financial service providers continue their earnings growth and investment plans.

HENNESSY FUNDS	1-800-966-4354
5

The Fund remains overweight in fee-based electronic service providers. We believe these companies will continue to grow their revenues and earnings, driven by the global shift towards cashless forms of payment. We also believe the outlook for larger banks is favorable. We believe the bigger banks have the ability to restructure their business lines and over time develop more stable profit models that are less sensitive to interest rates, yield curve steepness, credit trends, loan demand, and regulatory constraints.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium-sized companies, which may have limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.  The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Visa, Inc., Class A	6.08%
Mastercard, Inc., Class A	6.07%
Fiserv, Inc.	5.94%
Moody’s Corp.	5.81%
Berkshire Hathaway, Inc., Class B	5.59%
Bank of America Corp.	5.49%
PayPal Holdings, Inc.	5.25%
Citigroup, Inc.	5.20%
Automatic Data Processing, Inc.	4.80%
JPMorgan Chase & Co.	4.79%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.29%	Number		% of
	of Shares	Value	Net Assets
Financials – 54.31%
American Express Co.	16,500	$1,935,120	4.24%
Bank of America Corp.	80,000	2,501,600	5.49%
Berkshire Hathaway, Inc., Class B (a)	12,000	2,550,960	5.59%
Capital One Financial Corp.	23,000	2,144,750	4.70%
Cboe Global Markets, Inc.	17,000	1,957,550	4.29%
Citigroup, Inc.	33,000	2,371,380	5.20%
CME Group, Inc.	9,000	1,851,750	4.06%
JPMorgan Chase & Co.	17,500	2,186,100	4.79%
M&T Bank Corp.	5,000	782,650	1.72%
Moody’s Corp.	12,000	2,648,280	5.81%
Morgan Stanley	7,000	322,350	0.71%
The Charles Schwab Corp.	22,500	915,975	2.01%
The Goldman Sachs Group, Inc.	6,500	1,386,970	3.04%
U.S. Bancorp (c)	9,000	513,180	1.13%
Wells Fargo & Co.	13,500	697,005	1.53%
		24,765,620	54.31%

Information Technology – 42.98%
Automatic Data Processing, Inc.	13,500	2,190,105	4.80%
Fair Isaac Corp. (a)	6,000	1,824,240	4.00%
Fidelity National Information Services, Inc.	6,000	790,560	1.74%
Fiserv, Inc. (a)	25,500	2,706,570	5.94%
Intuit, Inc.	8,000	2,060,000	4.52%
Mastercard, Inc., Class A	10,000	2,768,100	6.07%
PayPal Holdings, Inc. (a)	23,000	2,394,300	5.25%
Square, Inc., Class A (a)	34,000	2,088,620	4.58%
Visa, Inc., Class A	15,500	2,772,330	6.08%
		19,594,825	42.98%
Total Common Stocks
(Cost $35,173,503)		44,360,445	97.29%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.84%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.84%
First American Government Obligations Fund,
Institutional Class, 1.74% (b)	840,861	$840,861	1.84%

Total Short-Term Investments
(Cost $840,861)		840,861	1.84%

Total Investments
(Cost $36,014,364) – 99.13%		45,201,306	99.13%
Other Assets in Excess of Liabilities – 0.87%		397,419	0.87%

TOTAL NET ASSETS – 100.00%		$45,598,725	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2019.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2019, are as follows:

Common Stocks
Issuer	U.S. Bancorp
Beginning Cost – November 1, 2018	$1,145,644
Purchase Cost	$864,525
Sales Cost	$(1,521,139)
Ending Cost – October 31, 2019	$489,030
Dividend Income	$15,780
Net Change in Unrealized Appreciation/Depreciation	$19,854
Realized Loss	$(56,759)
Shares	9,000
Market Value – October 31, 2019	$513,180

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$24,765,620	$—	$—	$24,765,620
Information Technology	19,594,825	—	—	19,594,825
Total Common Stocks	$44,360,445	$—	$—	$44,360,445
Short-Term Investments
Money Market Funds	$840,861	$—	$—	$840,861
Total Short-Term Investments	$840,861	$—	$—	$840,861
Total Investments	$45,201,306	$—	$—	$45,201,306

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in unaffiliated securities, at value (cost $35,525,334)	$44,688,126
Investments in affiliated securities, at value (cost $489,030)	513,180
Total investments in securities, at value (cost $36,014,364)	45,201,306
Dividends and interest receivable	16,036
Receivable for fund shares sold	187
Receivable for securities sold	462,349
Prepaid expenses and other assets	21,924
Total assets	45,701,802

LIABILITIES:
Payable for fund shares redeemed	5,209
Payable to advisor	34,578
Payable to administrator	11,269
Payable to auditor	22,548
Accrued distribution fees	5,337
Accrued service fees	1,986
Accrued trustees fees	6,600
Accrued expenses and other payables	15,550
Total liabilities	103,077
NET ASSETS	$45,598,725

NET ASSETS CONSISTS OF:
Capital stock	$39,356,294
Total distributable earnings	6,242,431
Total net assets	$45,598,725

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$23,627,898
Shares issued and outstanding	1,043,974
Net asset value, offering price, and redemption price per share	$22.63

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$21,970,827
Shares issued and outstanding	968,739
Net asset value, offering price, and redemption price per share	$22.68

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$553,514
Dividend income from affiliated securities	15,780
Interest income	39,464
Total investment income	608,758

EXPENSES:
Investment advisory fees (See Note 5)	352,992
Sub-transfer agent expenses – Investor Class (See Note 5)	63,899
Sub-transfer agent expenses – Institutional Class (See Note 5)	12,994
Administration, accounting, custody, and transfer agent fees (See Note 5)	53,188
Distribution fees – Investor Class (See Note 5)	39,693
Federal and state registration fees	34,892
Service fees – Investor Class (See Note 5)	26,462
Compliance expense (See Note 5)	25,810
Audit fees	22,314
Trustees’ fees and expenses	18,126
Reports to shareholders	9,851
Interest expense (See Note 7)	652
Legal fees	101
Other expenses	2,566
Total expenses	663,540
NET INVESTMENT LOSS	$(54,782)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments:
Unaffiliated investments	$(2,097,009)
Affiliated investments	(56,759)
Net change in unrealized appreciation/deprecation on investments:
Unaffiliated investments	3,566,211
Affiliated investments	19,854
Net gain on investments	1,432,297
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,377,515

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment loss	$(54,782)	$(177,736)
Net realized gain (loss) on investments	(2,153,768)	1,201,419
Net change in unrealized
appreciation/depreciation on investments	3,586,065	(1,658,090)
Net increase (decrease) in net
assets resulting from operations	1,377,515	(634,407)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(982,872)	(1,219,312)
Distributable earnings – Institutional Class	(250,041)	(296,176)
Total distributions	(1,232,913)	(1,515,488)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,668,470	24,589,903
Proceeds from shares subscribed – Institutional Class	19,568,396	7,641,988
Dividends reinvested – Investor Class	961,534	1,178,036
Dividends reinvested – Institutional Class	249,016	296,176
Cost of shares redeemed – Investor Class	(21,047,821)	(9,240,403)
Cost of shares redeemed – Institutional Class	(6,788,374)	(4,636,260)
Net increase (decrease) in net assets derived
from capital share transactions	(4,388,779)	19,829,440
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,244,177)	17,679,545

NET ASSETS:
Beginning of year	49,842,902	32,163,357
End of year	$45,598,725	$49,842,902

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	122,976	1,072,989
Shares sold – Institutional Class	863,528	339,855
Shares issued to holders as reinvestment
of dividends – Investor Class	48,710	54,162
Shares issued to holders as reinvestment
of dividends – Institutional Class	12,634	13,686
Shares redeemed – Investor Class	(1,040,638)	(410,285)
Shares redeemed – Institutional Class	(321,223)	(205,942)
Net increase (decrease) in shares outstanding	(314,013)	864,465

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019		2018	2017	2016	2015

$21.43		$22.02	$16.23	$18.36	$20.87

(0.05	)(1)	(0.07)	(0.08)	0.07	0.01
1.84		0.48	5.97	(0.49)	(0.40)
1.79		0.41	5.89	(0.42)	(0.39)

—		—	(0.10)	(0.02)	—
(0.59)		(1.00)	—	(1.69)	(2.12)
(0.59)		(1.00)	(0.10)	(1.71)	(2.12)
$22.63		$21.43	$22.02	$16.23	$18.36

8.75%		1.82%	36.41%	(2.57)%	(2.57)%

$23.63		$40.99	$26.33	$26.67	$100.73
1.82%		1.69%	1.81%	1.66%	1.57%
(0.23)%		(0.44)%	(0.41)%	0.16%	0.03%
83%		64%	76%	141%	74%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(5)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

				Period Ended
Year Ended October 31,				October 31,
2019	2018	2017	2016	2015(1)

$21.39	$21.91	$16.26	$18.39	$19.72

0.01 (2)	0.03	0.18	0.02	0.01
1.87	0.45	5.78	(0.36)	(1.34)
1.88	0.48	5.96	(0.34)	(1.33)

—	—	(0.31)	(0.09)	—
(0.59)	(1.00)	—	(1.70)	—
(0.59)	(1.00)	(0.31)	(1.79)	—
$22.68	$21.39	$21.91	$16.26	$18.39

9.16%	2.16%	36.92%	(2.14)%	(6.74	)%(3)

$21.97	$8.85	$5.83	$0.35	$0.29
1.43%	1.34%	1.50%	1.24%	1.19	%(4)
0.05%	(0.07)%	(0.17)%	0.52%	0.25	%(4)
83%	64%	76%	141%	74	%(3)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$131,195	$(131,195)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $31,886,939 and $33,871,576, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These

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NOTES TO THE FINANCIAL STATEMENTS

shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $11,937 and 5.39%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $1,144,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$36,407,512
Gross tax unrealized appreciation	$9,841,735
Gross tax unrealized depreciation	(1,047,941)
Net tax unrealized appreciation/(depreciation)	$8,793,794
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(2,551,363)
Total accumulated gain/(loss)	$6,242,431

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and late-year ordinary losses.

As of October 31, 2019, the Fund had capital loss carryforwards as follows:

$2,487,109	Unlimited Short-Term

As of October 31, 2019, the Fund deferred, on a tax basis, a late-year ordinary loss of $64,254. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$—	$—
Long-term capital gain	1,232,913	1,515,488
	$1,232,913	$1,515,488

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

HENNESSYFUNDS.COM
24

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

HENNESSY FUNDS	1-800-966-4354
25

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSYFUNDS.COM
26

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
27

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
29

Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$ 996.50	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.46

Institutional Class
Actual	$1,000.00	$ 998.70	$7.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.94	$7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.86% for Investor Class shares or 1.44% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	5.27%	7.78%	9.35%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	5.57%	8.18%	9.68%
Russell 2000® Financial Services Index	9.63%	8.79%	12.65%
Russell 2000® Index	4.90%	7.37%	12.27%

Expense ratios:  1.55% (Investor Class); 1.16% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Financial Services Index is a subset of the Russell 2000® Index that measures the performance of the securities classified in the financial services sector of the small-capitalization U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Small Cap Financial Fund returned 5.27%, underperforming the Russell 2000® Financial Services Index (the Fund’s primary benchmark), which returned 9.63%, but outperforming the Russell 2000® Index, which returned 4.90%, for the same period.

The Fund’s underperformance relative to its primary benchmark predominantly resulted from sector selection and being underweight in REITs (Real Estate Investment Trusts), which performed well during the period. The Fund primarily invests in traditional depository franchises, and investors have had growing concerns regarding asset quality trends, lack of net interest margin expansion, and slower loan growth. Eagle Bancorp, Inc., FCB Financial Holdings, Inc., and Green Dot Corporation were among the holdings that detracted most from performance during the period. Opus Bank, Meridian Bancorp, Inc., and ConnectOne Bancorp, Inc., were among the Fund’s best performing holdings and contributed positively to performance.

The Fund continues to hold the companies mentioned except for FCB Financial, which was acquired on January 2, 2019.

Portfolio Strategy:

Generally, the Fund tilts its investments more heavily toward regional banks, thrifts, and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models, and sustainable earnings growth opportunities. Moreover, we identify companies that we expect will do well in the existing environment, which is currently characterized by low interest rates, competitive loan markets, high regulatory costs, and pressure on product pricing. We are less interested in companies that appear to promise an increase in profitability when interest rates rise or loan demand and pricing becomes more favorable. We believe these industry dynamics are difficult to predict and prefer to focus on management teams that are working to remain competitive in the long term.

Investment Commentary:

We continue to believe that the outlook for small-cap financial companies is good. The macroeconomic environment in the United States is positive. In our view, the U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained steady. We believe the recent interest rate cuts by the Federal Reserve are intended to prolong the economic expansion and should help banks maintain their favorable earnings trends. Also, merger activity remains strong and has been a positive factor in Fund performance over the long term.

We believe that our concentration in traditional banks offers the best risk-adjusted opportunities in the small-cap financial sector, and there are a large number of companies

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with which to build a portfolio. We seek companies that offer stable funding sources, transparent pricing, regional concentration, and merger opportunities.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.  Net interest margin is the ratio of net interest income to invested assets.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Meridian Bancorp, Inc.	5.33%
Independent Bank Corp.	5.22%
Berkshire Hills Bancorp, Inc.	5.21%
ConnectOne Bancorp, Inc.	5.18%
First BanCorp.	5.02%
Opus Bank	4.95%
Hingham Institution for Savings	4.66%
Lakeland Bancorp, Inc.	4.36%
Franklin Financial Network, Inc.	4.08%
Brookline Bancorp, Inc.	4.07%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 90.68%	Number		% of
	of Shares	Value	Net Assets
Financials – 86.99%
Atlantic Union Bankshares Corp.	42,500	$1,566,550	1.42%
Banc of California, Inc.	315,000	4,337,550	3.94%
Berkshire Hills Bancorp, Inc.	185,000	5,740,550	5.21%
Brookline Bancorp, Inc.	285,000	4,474,500	4.07%
Cadence BanCorp	215,000	3,306,700	3.00%
Columbia Financial, Inc. (a)	125,000	2,061,250	1.87%
ConnectOne Bancorp, Inc.	235,000	5,705,800	5.18%
Eagle Bancorp, Inc.	60,000	2,708,400	2.46%
First BanCorp. (b)	525,000	5,523,000	5.02%
First Midwest Bancorp, Inc.	180,000	3,697,200	3.36%
Franklin Financial Network, Inc.	135,000	4,491,450	4.08%
Green Dot Corp., Class A (a)	100,000	2,884,000	2.62%
HarborOne Bancorp, Inc. (a)	120,000	1,225,200	1.11%
Hingham Institution for Savings	27,000	5,129,730	4.66%
Independent Bank Corp.	70,000	5,745,600	5.22%
Kearny Financial Corp. of Maryland	155,000	2,174,650	1.98%
Lakeland Bancorp, Inc.	290,000	4,799,500	4.36%
Meridian Bancorp, Inc.	300,000	5,868,000	5.33%
Midland States Bancorp, Inc.	35,000	938,000	0.85%
OceanFirst Financial Corp.	150,000	3,589,500	3.26%
Opus Bank	220,000	5,453,800	4.95%
PacWest Bancorp	20,000	739,800	0.67%
ServisFirst Bancshares, Inc.	80,000	2,800,000	2.54%
Sterling Bancorp	105,000	2,063,250	1.87%
Texas Capital Bancshares, Inc. (a)	40,000	2,162,400	1.96%
TriCo Bancshares	45,000	1,693,350	1.54%
United Financial Bancorp, Inc.	260,000	3,671,200	3.34%
Washington Federal, Inc.	25,000	911,500	0.83%
Wintrust Financial Corp.	5,000	319,100	0.29%
		95,781,530	86.99%

Information Technology – 2.51%
International Money Express, Inc. (a)	90,000	1,378,800	1.25%
MoneyGram International, Inc. (a)	90,000	356,400	0.33%
Paysign, Inc. (a)	95,000	1,024,100	0.93%
		2,759,300	2.51%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Real Estate – 1.18%
eXp World Holdings, Inc. (a)	145,000	$1,300,650	1.18%

Total Common Stocks
(Cost $85,989,987)		99,841,480	90.68%

SHORT-TERM INVESTMENTS – 7.67%

Money Market Funds – 7.67%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	5,587,000	5,587,000	5.08%
First American Treasury Obligations Fund,
Institutional Class, 1.73% (c)	2,856,400	2,856,400	2.59%
		8,443,400	7.67%
Total Short-Term Investments
(Cost $8,443,400)		8,443,400	7.67%

Total Investments
(Cost $94,433,387) – 98.35%		108,284,880	98.35%
Other Assets in Excess of Liabilities – 1.65%		1,815,117	1.65%

TOTAL NET ASSETS – 100.00%		$110,099,997	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$95,781,530	$—	$—	$95,781,530
Information Technology	2,759,300	—	—	2,759,300
Real Estate	1,300,650	—	—	1,300,650
Total Common Stocks	$99,841,480	$—	$—	$99,841,480
Short-Term Investments
Money Market Funds	$8,443,400	$—	$—	$8,443,400
Total Short-Term Investments	$8,443,400	$—	$—	$8,443,400
Total Investments	$108,284,880	$—	$—	$108,284,880

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $94,433,387)	$108,284,880
Dividends and interest receivable	37,083
Receivable for fund shares sold	8,454
Receivable for securities sold	2,042,279
Prepaid expenses and other assets	29,603
Total assets	110,402,299

LIABILITIES:
Payable for fund shares redeemed	110,342
Payable to advisor	82,470
Payable to administrator	19,485
Payable to auditor	22,546
Accrued distribution fees	14,608
Accrued service fees	7,431
Accrued trustees fees	6,596
Accrued expenses and other payables	38,824
Total liabilities	302,302
NET ASSETS	$110,099,997

NET ASSETS CONSISTS OF:
Capital stock	$93,338,923
Total distributable earnings	16,761,074
Total net assets	$110,099,997

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$89,364,236
Shares issued and outstanding	4,136,520
Net asset value, offering price, and redemption price per share	$21.60

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$20,735,761
Shares issued and outstanding	1,604,633
Net asset value, offering price, and redemption price per share	$12.92

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$2,480,714
Interest income	218,067
Total investment income	2,698,781

EXPENSES:
Investment advisory fees (See Note 5)	1,182,342
Sub-transfer agent expenses – Investor Class (See Note 5)	225,312
Sub-transfer agent expenses – Institutional Class (See Note 5)	27,581
Distribution fees – Investor Class (See Note 5)	158,783
Administration, accounting, custody, and transfer agent fees (See Note 5)	140,486
Service fees – Investor Class (See Note 5)	105,855
Federal and state registration fees	44,237
Compliance expense (See Note 5)	25,810
Audit fees	22,548
Trustees’ fees and expenses	18,614
Reports to shareholders	18,193
Legal fees	1,158
Other expenses	16,744
Total expenses	1,987,663
NET INVESTMENT INCOME	$711,118

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,257,379
Net change in unrealized appreciation/depreciation on investments	849,952
Net gain on investments	5,107,331
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,818,449

(1)	Net of foreign taxes withheld of $7,065.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment income	$711,118	$362,610
Net realized gain on investments	4,257,379	12,332,055
Net change in unrealized
appreciation/depreciation on investments	849,952	(27,410,886)
Net increase (decrease) in net
assets resulting from operations	5,818,449	(14,716,221)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(7,622,114)	(12,667,248)
Distributable earnings – Institutional Class	(2,386,465)	(2,810,391)
Total distributions	(10,008,579)	(15,477,639)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	7,715,297	21,302,624
Proceeds from shares subscribed – Institutional Class	5,904,217	22,839,938
Dividends reinvested – Investor Class	7,476,720	12,401,989
Dividends reinvested – Institutional Class	2,340,222	2,696,156
Cost of shares redeemed – Investor Class	(45,169,956)	(62,443,809)
Cost of shares redeemed – Institutional Class	(21,638,108)	(20,874,270)
Net decrease in net assets derived
from capital share transactions	(43,371,608)	(24,077,372)
TOTAL DECREASE IN NET ASSETS	(47,561,738)	(54,271,232)

NET ASSETS:
Beginning of year	157,661,735	211,932,967
End of year	$110,099,997	$157,661,735

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	400,923	852,589
Shares sold – Institutional Class	477,781	1,489,112
Shares issued to holders as reinvestment
of dividends – Investor Class	373,487	506,624
Shares issued to holders as reinvestment
of dividends – Institutional Class	195,642	182,573
Shares redeemed – Investor Class	(2,193,955)	(2,490,267)
Shares redeemed – Institutional Class	(1,754,857)	(1,402,574)
Net decrease in shares outstanding	(2,500,979)	(861,943)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$21.96	$26.02	$23.48	$23.81	$24.13

0.10 (1)	0.03	(0.04)	0.10	0.03 (1)
0.93	(2.12)	5.83	1.20	2.99
1.03	(2.09)	5.79	1.30	3.02

(0.07)	0.00 (2)	(0.06)	(0.03)	—
(1.32)	(1.97)	(3.19)	(1.60)	(3.34)
(1.39)	(1.97)	(3.25)	(1.63)	(3.34)
$21.60	$21.96	$26.02	$23.48	$23.81

5.27%	(8.79)%	25.03%	5.80%	14.51%

$89.36	$122.00	$174.01	$132.09	$218.50
1.58%	1.54%	1.52%	1.54%	1.50%
0.47%	0.11%	(0.06)%	0.38%	0.17%
46%	28%	46%	46%	49%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017	2016	2015

$13.28	$15.69	$14.23	$14.39	$14.53

0.10 (1)	0.07	0.02	0.09	0.06 (1)
0.54	(1.27)	3.56	0.75	1.81
0.64	(1.20)	3.58	0.84	1.87

(0.18)	(0.02)	(0.17)	(0.04)	—
(0.82)	(1.19)	(1.95)	(0.96)	(2.01)
(1.00)	(1.21)	(2.12)	(1.00)	(2.01)
$12.92	$13.28	$15.69	$14.23	$14.39

5.57%	(8.42)%	25.56%	6.22%	14.91%

$20.74	$35.66	$37.92	$21.27	$25.94
1.23%	1.15%	1.15%	1.17%	1.17%
0.84%	0.51%	0.30%	0.72%	0.48%
46%	28%	46%	46%	49%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(826,733)	$826,733

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $56,051,556 and $101,688,472, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These

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NOTES TO THE FINANCIAL STATEMENTS

shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$94,969,593
Gross tax unrealized appreciation	$17,543,168
Gross tax unrealized depreciation	(4,227,881)
Net tax unrealized appreciation/(depreciation)	$13,315,287
Undistributed ordinary income	$166,556
Undistributed long-term capital gains	3,279,231
Total distributable earnings	$3,445,787
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$16,761,074

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$848,924	$1,372,736
Long-term capital gain	9,159,655	14,104,903
	$10,008,579	$15,477,639

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

Long-term
Investor Class	$0.65961
Institutional Class	$0.39469

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24

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,008.90	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.23	$8.04

Institutional Class
Actual	$1,000.00	$1,009.40	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.62	$6.65

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Investor Class shares or 1.31% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

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32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2019

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2019

Dear Hennessy Funds Shareholder:

What a year it has been. I am reassured by the resiliency of the U.S. financial markets as companies continue to thrive in the midst of policy challenges and political turbulence. Trade tariffs, impeachment, and interest rates have dominated the news headlines, while Brexit and protests in Hong Kong have also been major concerns internationally.

While the financial markets were characterized by volatility during the twelve months ended October 31, 2019, U.S. equities posted double-digit positive performance for the period, with a total return of 14.3% for the S&P 500® Index and 10.3% for the Dow Jones Industrial Average. As I sat down to write this letter, all three major indices, the S&P 500® Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index, recently reached all-time highs.

Every bull market experiences volatility and pullbacks, and this extended bull market is no different. Since 2010, there have been 16 pullbacks of 5-10% and six corrections of over 10%. But what is interesting is not how quickly the declines take place, but rather how swiftly the market regains and surpasses its prior highs. With each decline, many investors and commentators predict that finally this bull market is out of steam. But I ask myself, “Why?”

What I see is a healthy economy and stock market, with fundamentals in place to support a continued bull market. Although slightly above long-term averages, I believe stocks are trading at reasonable valuations, with the Dow Jones Industrial Average trading at 16x forward earnings per share and the S&P 500® Index at 17x forward earnings. At the same time, the U.S. economy is growing at a sustainable pace of 2-3%, corporate profits continue to outperform expectations, and cash continues to build on corporate balance sheets. With over $5 trillion in cash and marketable securities on the balance sheets of the S&P 500® Index companies alone, corporations are returning cash to shareholders through share buybacks and dividends. Share buybacks by S&P 500® Index companies could hit $1 trillion in 2019, surpassing 2018’s record $800 billion, and dividend payments by S&P 500® Index companies are estimated to increase 8-9%. Unemployment continues to be at historically low levels, while wages are growing. Interest rates are also at very low levels, which should support equity prices. Finally, overall consumer confidence remains positive.

To quote Sir John Templeton’s famous saying, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”  If you look back to the beginning of the great bull market that began in 1982, only six of the past 37 years ended with negative total returns: 1990, 2000, 2001, 2002, 2008, and 2018. With the exception of 2018, which was characterized by volatility but no euphoria, the other down years were marked by euphoria in either real estate or dot coms. I have been saying for a number of years that I see no signs of euphoria in the market, and I remain confident in the strength of the market today.

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LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders. Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. One cannot invest directly in an index.

Forward price to earnings is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2019

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	20.47%	9.93%	10.18%
Hennessy Technology Fund –
Institutional Class (HTCIX)(1)	20.77%	10.27%	10.46%
NASDAQ Composite Index	14.77%	13.64%	16.39%
S&P 500® Index	14.33%	10.78%	13.70%

Expense ratios:	Gross 3.71%, Net 1.24%(2) (Investor Class);
Gross 3.28%, Net 0.99%(2) (Institutional Class)

(1)
The inception date of Institutional Class shares is March 12, 2010. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Technology Fund.

The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

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PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2019, the Investor Class of the Hennessy Technology Fund returned 20.47%, outperforming the NASDAQ Composite Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 14.77% and 14.33%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted from stock selection within the Information Technology sector. Lam Research Corporation and KLA Corporation, both semiconductor manufacturing companies, and Amkor Technology, Inc., a semiconductor packing and test services company, were among the holdings that contributed the most to Fund performance. The Fund’s positions in Stamps.com Inc., a service for printing and purchasing postage, DXC Technology Company, an information technology services provider, and Celestica, Inc., a designer and manufacturer of electronic components, were among the holdings that detracted the most from performance.

Of the companies mentioned, the Fund continues to hold Lam Research, KLA Corporation, and Amkor Technology.

Portfolio Strategy:

The Fund utilizes a formula-based investment strategy designed to identify technology-related stocks that have strong cash flows and the ability to sustain profitability. The Fund seeks companies that have historically delivered returns in excess of their cost of capital, exhibit strong cash flows and profits, and trade at attractive relative valuations.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has remained strong. While corporate earnings rose only moderately over the 12-month period, they are expected to rise meaningfully over the next 12 months, due to continued economic growth.

We believe the outlook for technology-related stocks is also positive. Earnings growth for technology companies has been outpacing earnings growth for the market as a whole by a significant margin. While Information Technology stocks continue to trade at a premium to the broader market on a PE basis, they are expected to grow earnings at a rate meaningfully higher than the broader market. Given the strong economic backdrop and investors’ continued preference for growth-oriented companies, we feel that many technology stocks may still represent value in the context of the broader stock market.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments are focused in the Technology sector as well as the following sub-industries: Internet & Direct Marketing Retail, Interactive Home Entertainment, and Interactive Media Services. Sector funds may be subject to a higher degree of market risk. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-sized and medium-sized companies, which may

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have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share. Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company. Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2019

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Amkor Technology, Inc.	2.10%
Benchmark Electronics, Inc.	1.91%
Lam Research Corp.	1.89%
Vishay Intertechnology, Inc.	1.88%
Tech Data Corp.	1.84%
SMART Global Holdings, Inc.	1.82%
Ubiquiti Networks, Inc.	1.75%
Shutterstock, Inc.	1.75%
Palo Alto Networks, Inc.	1.74%
The Western Union Co.	1.74%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.01%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.08%
Match Group, Inc.	1,109	$80,946	1.55%
SciPlay Corp. (a)	8,278	80,048	1.53%
		160,994	3.08%

Consumer Discretionary – 4.61%
Amazon.com, Inc. (a)	47	83,503	1.60%
Booking Holdings, Inc. (a)	42	86,048	1.64%
Revolve Group, Inc. (a)	3,452	71,664	1.37%
		241,215	4.61%

Information Technology – 89.32%
Accenture PLC, Class A (b)	418	77,506	1.48%
Amkor Technology, Inc. (a)	8,836	109,831	2.10%
Apple, Inc.	360	89,554	1.71%
Arrow Electronics, Inc. (a)	1,123	89,031	1.70%
Aspen Technology, Inc. (a)	668	76,893	1.47%
Atlassian Corp. PLC (a)(b)	651	78,634	1.50%
Automatic Data Processing, Inc.	487	79,006	1.51%
Avnet, Inc.	1,895	74,966	1.43%
Benchmark Electronics, Inc.	2,942	99,734	1.91%
Booz Allen Hamilton Holding Corp., Class A	1,153	81,137	1.55%
Cadence Design Systems, Inc. (a)	1,180	77,113	1.47%
CDW Corp.	668	85,444	1.63%
Citrix Systems, Inc.	832	90,572	1.73%
Conduent, Inc. (a)	13,130	81,143	1.55%
Dropbox, Inc. (a)	4,054	80,350	1.54%
eGain Corp. (a)	10,204	76,785	1.47%
EVERTEC, Inc. (b)	2,639	80,727	1.54%
Extreme Networks, Inc. (a)	11,688	75,271	1.44%
F5 Networks, Inc. (a)	596	85,872	1.64%
Fair Isaac Corp. (a)	267	81,179	1.55%
Fortinet, Inc. (a)	1,033	84,251	1.61%
GreenSky, Inc. (a)	11,717	89,635	1.71%
Hewlett Packard Enterprise Co.	5,521	90,600	1.73%
Intel Corp.	1,593	90,052	1.72%
International Business Machines Corp.	563	75,290	1.44%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Intuit, Inc.	306	$78,795	1.51%
Jabil, Inc.	2,314	85,201	1.63%
KLA-Tencor Corp.	535	90,436	1.73%
Lam Research Corp.	364	98,659	1.89%
Mastercard, Inc., Class A	292	80,829	1.55%
Maxim Integrated Products, Inc.	1,462	85,761	1.64%
Microsoft Corp.	582	83,441	1.60%
NetApp, Inc.	1,556	86,949	1.66%
Oracle Corp.	1,524	83,043	1.59%
Palo Alto Networks, Inc. (a)	400	90,956	1.74%
Paychex, Inc.	944	78,956	1.51%
Paycom Software, Inc. (a)	389	82,285	1.57%
Paylocity Holding Corp. (a)	842	86,389	1.65%
PayPal Holdings, Inc. (a)	789	82,135	1.57%
Proofpoint, Inc. (a)	637	73,491	1.40%
Qualcomm, Inc.	1,051	84,542	1.62%
Sanmina Corp. (a)	2,568	78,915	1.51%
ScanSource, Inc. (a)	2,714	87,662	1.68%
Seagate Technology PLC (b)	1,560	90,527	1.73%
ServiceNow, Inc. (a)	323	79,865	1.53%
Shutterstock, Inc. (a)	2,250	91,305	1.75%
SMART Global Holdings, Inc. (a)(b)	3,212	95,396	1.82%
Take-Two Interactive Software, Inc. (a)	658	79,190	1.51%
Tech Data Corp. (a)	791	96,107	1.84%
Texas Instruments, Inc.	646	76,222	1.46%
The Western Union Co.	3,624	90,817	1.74%
Ubiquiti Networks, Inc.	725	91,778	1.75%
Visa, Inc., Class A	451	80,666	1.54%
Vishay Intertechnology, Inc.	4,881	98,352	1.88%
VMware, Inc., Class A	526	83,250	1.59%
		4,672,496	89.32%
Total Common Stocks
(Cost $4,297,575)		5,074,705	97.01%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.18%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.18%
First American Government Obligations Fund,
Institutional Class, 1.74% (c)	166,350	$166,350	3.18%

Total Short-Term Investments
(Cost $166,350)		166,350	3.18%

Total Investments
(Cost $4,463,925) – 100.19%		5,241,055	100.19%
Liabilities in Excess of Other Assets – (0.19)%		(9,849)	(0.19)%

TOTAL NET ASSETS – 100.00%		$5,231,206	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2019.

Summary of Fair Value Exposure as of October 31, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2019 (See Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$160,994	$—	$—	$160,994
Consumer Discretionary	241,215	—	—	241,215
Information Technology	4,672,496	—	—	4,672,496
Total Common Stocks	$5,074,705	$—	$—	$5,074,705
Short-Term Investments
Money Market Funds	$166,350	$—	$—	$166,350
Total Short-Term Investments	$166,350	$—	$—	$166,350
Total Investments	$5,241,055	$—	$—	$5,241,055

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2019

ASSETS:
Investments in securities, at value (cost $4,463,925)	$5,241,055
Dividends and interest receivable	2,317
Receivable for fund shares sold	202
Prepaid expenses and other assets	18,806
Due from advisor	9,009
Total assets	5,271,389

LIABILITIES:
Payable for fund shares redeemed	13
Payable to administrator	3,855
Payable to auditor	22,546
Accrued distribution fees	1,077
Accrued service fees	322
Accrued trustees fees	6,596
Accrued expenses and other payables	5,774
Total liabilities	40,183
NET ASSETS	$5,231,206

NET ASSETS CONSISTS OF:
Capital stock	$4,336,578
Total distributable earnings	894,628
Total net assets	$5,231,206

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$3,892,305
Shares issued and outstanding	205,891
Net asset value, offering price, and redemption price per share	$18.90

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,338,901
Shares issued and outstanding	69,017
Net asset value, offering price, and redemption price per share	$19.40

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2019

INVESTMENT INCOME:
Dividend income(1)	$45,948
Interest income	3,218
Total investment income	49,166

EXPENSES:
Investment advisory fees (See Note 5)	34,937
Federal and state registration fees	33,211
Compliance expense (See Note 5)	25,810
Audit fees	22,020
Administration, accounting, custody, and transfer agent fees (See Note 5)	18,889
Trustees’ fees and expenses	17,982
Sub-transfer agent expenses – Investor Class (See Note 5)	6,060
Sub-transfer agent expenses – Institutional Class (See Note 5)	628
Reports to shareholders	6,216
Distribution fees – Investor Class (See Note 5)	5,308
Service fees – Investor Class (See Note 5)	3,538
Interest expense (See Note 7)	10
Legal fees	9
Other expenses	2,208
Total expenses before reimbursement by advisor	176,826
Expense reimbursement by advisor – Investor Class (See Note 5)	(92,255)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(29,447)
Net expenses	55,124
NET INVESTMENT LOSS	$(5,958)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$156,775
Net change in unrealized appreciation/depreciation on investments	729,890
Net gain on investments	886,665
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$880,707

(1)	Net of foreign taxes withheld and issuance fees of $982.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
OPERATIONS:
Net investment loss	$(5,958)	$(13,817)
Net realized gain on investments	156,775	629,547
Net change in unrealized
appreciation/depreciation on investments	729,890	(302,826)
Net increase in net assets resulting from operations	880,707	312,904

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(408,753)	(284,124)
Distributable earnings – Institutional Class	(138,693)	(107,305)
Total distributions	(547,446)	(391,429)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	371,583	552,927
Proceeds from shares subscribed – Institutional Class	149,605	88,271
Dividends reinvested – Investor Class	401,355	278,793
Dividends reinvested – Institutional Class	137,038	106,216
Cost of shares redeemed – Investor Class	(435,464)	(654,226)
Cost of shares redeemed – Institutional Class	(124,774)	(308,951)
Net increase in net assets derived
from capital share transactions	499,343	63,030
TOTAL INCREASE (DECREASE) IN NET ASSETS	832,604	(15,495)

NET ASSETS:
Beginning of year	4,398,602	4,414,097
End of year	$5,231,206	$4,398,602

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	21,608	29,132
Shares sold – Institutional Class	8,241	4,606
Shares issued to holders as reinvestment
of dividends – Investor Class	26,633	16,634
Shares issued to holders as reinvestment
of dividends – Institutional Class	8,882	6,208
Shares redeemed – Investor Class	(25,732)	(35,601)
Shares redeemed – Institutional Class	(7,113)	(16,346)
Net increase in shares outstanding	32,519	4,633

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.  The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2019		2018	2017		2016	2015

$18.04		$18.46	$15.82		$15.36	$14.86

(0.03	)(1)	(0.05)	(0.23)		(0.68)	(0.38)
3.15		1.26	2.87		1.14	0.88
3.12		1.21	2.64		0.46	0.50

(2.26)		(1.63)	—		—	—
(2.26)		(1.63)	—		—	—
$18.90		$18.04	$18.46		$15.82	$15.36

20.47%		7.25%	16.69%		2.99%	3.36%

$3.89		$3.31	$3.20		$2.91	$4.04

3.84%		3.70%	4.16%		3.61%	3.13%
1.23%		1.23%	2.15	%(2)	3.61%	2.75%

(2.80)%		(2.83)%	(3.16)%		(2.92)%	(2.30)%
(0.19)%		(0.36)%	(1.15	)%(2)	(2.92)%	(1.92)%
185%		225%	267%		80%	163%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2019	2018	2017		2016	2015

$18.47	$18.85	$16.11		$15.58	$15.02

0.01 (1)	0.01	(0.12)		(0.43)	(0.25)
3.23	1.28	2.86		0.96	0.81
3.24	1.29	2.74		0.53	0.56

(2.31)	(1.67)	—		—	—
(2.31)	(1.67)	—		—	—
$19.40	$18.47	$18.85		$16.11	$15.58

20.77%	7.54%	17.01%		3.40%	3.73%

$1.34	$1.09	$1.22		$0.90	$0.95

3.47%	3.27%	3.74%		3.28%	2.76%
0.98%	0.98%	1.77	%(2)	3.28%	2.44%

(2.43)%	(2.41)%	(2.74)%		(2.59)%	(1.92)%
0.06%	(0.12)%	(0.77	)%(2)	(2.59)%	(1.60)%
185%	225%	267%		80%	163%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2019

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2019 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(7,613)	$7,613

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after

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December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2019 were $8,586,430 and $8,531,929, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2020.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2019, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2020	2021	2022	Total
Investor Class	$58,612	$83,351	$92,255	$234,218
Institutional Class	$20,906	$26,820	$29,447	$ 77,173

The Advisor did not recoup expenses during fiscal year 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides

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NOTES TO THE FINANCIAL STATEMENTS

for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2019 are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $184 and 5.50%, respectively. The interest expensed by the Fund during fiscal year 2019 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2019 was $17,000. As of October 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$4,492,391
Gross tax unrealized appreciation	$881,203
Gross tax unrealized depreciation	(132,544)
Net tax unrealized appreciation/(depreciation)	$748,659
Undistributed ordinary income	$61,674
Undistributed long-term capital gains	84,295
Total distributable earnings	$145,969
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$894,628

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2019, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2019, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2018, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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24

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2019 and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Ordinary income(1)	$381,139	$—
Long-term capital gain	166,307	391,429
	$547,446	$391,429

(1) Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2019, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC, such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

On December 6, 2019, capital gains were declared and paid to shareholders of record on December 5, 2019, as follows:

	Long-term	Short-term
Investor Class	$0.30216	$0.21868
Institutional Class	$0.31014	$0.22446

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Technology Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 24, 2019

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(2)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co- Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co- Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
(1965)		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc.
(1973)(4)		since 2018. He has served as Co-Portfolio Manager of the
Vice President and		Hennessy Cornerstone Growth Fund, the Hennessy
Co-Portfolio Manager		Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large
Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy
Total Return Fund, the Hennessy Balanced Fund, the Hennessy
Gas Utility Fund, and the Hennessy Technology Fund since
February 2019. Prior to that, he served as a Senior Analyst of those same funds since September 2018. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
29

Expense Example (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019, through October 31, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2019 –
	May 1, 2019	October 31, 2019	October 31, 2019
Investor Class
Actual	$1,000.00	$1,006.90	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Institutional Class
Actual	$1,000.00	$1,008.80	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 8.73%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2019 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

HENNESSYFUNDS.COM
32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code of ethics in June 2019 to (1) remove the 30‑day short swing prohibition in the personal securities trading policy for any securities that do not need to be pre‑cleared and (2) update the timing of the end of the quiet period for transactions in the investment advisor’s common stock to two business days after earnings are released. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith, along with an exhibit that shows the portions of the Code of Ethics that were updated, as discussed above.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountant to the Hennessy Funds, Tait, Weller & Baker LLP, to perform audit services, audit-related services, tax services, and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit‑related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and review of federal and state tax returns. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and other fees by the principal accountant to the Hennessy Funds.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$312,650	$313,500
Audit-Related Fees	-	-
Tax Fees	$66,600	$64,200
All Other Fees	-	-

The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant. Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax, and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant. The audit committee either specifically pre-approves the services or pre-approves a type of a service. No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement. The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period. Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

In assessing the independence of the registrant’s principal accountant, the registrant’s board of trustees noted that the principal accountant has not provided any audit or non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Neil J. Hennessy
Neil J. Hennessy
President

Date: January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Neil J. Hennessy Neil J. Hennessy, President

Date: January 6, 2020

By: /s/ Teresa M. Nilsen Teresa M. Nilsen, Treasurer

Date: January 6, 2020